UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Income Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Annual Report

June 30, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Core Bond Fund (formerly Nuveen Intermediate Term Bond Fund)	FAIIX	—	NTIBX	—	FINIX
Nuveen Core Plus Bond Fund	FAFIX	FFIBX	FFAIX	FFISX	FFIIX
Nuveen Global Total Return Bond Fund	NGTAX	—	NGTCX	NGTRX	NGTIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX
Nuveen Short Term Bond Fund	FALTX	—	FBSCX	NSSRX	FLTIX
Nuveen Strategic Income Fund	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

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Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office has come to an end as of June 30, 2013. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Nuveen Fund Board has enthusiastically encouraged these initiatives.

The Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner

August 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. In this report, the various portfolio management teams for the Funds examine economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended June 30, 2013. These management teams include:

Nuveen Core Bond Fund (formerly the Nuveen Intermediate Term Bond Fund)

Wan-Chong Kung, CFA, has managed the Fund since 2002 and Jeffrey Ebert since 2000. Chris Neuharth, CFA, joined the Fund as a co-portfolio manager in 2012. Effective May 31, 2013, the Nuveen Intermediate Term Bond Fund’s name was changed to the Nuveen Core Bond Fund. There were no changes to the Fund’s investment objectives or policies.

Nuveen Core Plus Bond Fund

Chris Neuharth, CFA, has managed the Fund since 2006. Timothy Palmer, CFA, Wan-Chong Kung, CFA, and Jeffrey Ebert have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

Nuveen Global Total Return Bond Fund

Timothy Palmer, CFA, and Steven Lee, CFA, have managed the Fund since its inception in 2011.

Nuveen High Income Bond Fund

John Fruit, CFA, has managed the Fund since 2006. Jeffrey Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad Kemper joined the Fund as a co-portfolio manager in 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002. Chris Neuharth, CFA, and Jason O’Brien, CFA, have been on the Fund’s management team since 2009.

Nuveen Short Term Bond Fund

Chris Neuharth, CFA, has been a co-portfolio manager of the Fund since 2004. Peter Agrimson, CFA, joined the Fund as a co-portfolio manager in 2011.

Nuveen Strategic Income Fund

Timothy Palmer, CFA, has been the lead manager of the Fund since 2005. Jeffrey Ebert has been on the management team since 2000. Marie Newcome, CFA, joined the Fund as a co-portfolio manager in 2011.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended June 30, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. However, at its June 2013 meeting, the Central Bank indicated that downside risks to the economy had diminished since the fall of 2012. Although the Fed made no changes to its highly accommodative monetary policies at the June meeting, Chairman Bernanke’s remarks afterward indicated the Central Bank could slow the pace of its bond buying program later this year if the economy continues to improve.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 1.8% year-over-year as of June 2013, while the core CPI (which excludes food and energy) increased 1.6% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of June 2013, the national unemployment rate was 7.6%, down from 8.2% a year ago. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.2% for the twelve months ended May 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since March 2006. However, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

For the majority of the reporting period, the backdrop of generally improving economic data and diminished systemic risk fears was supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities for most of the fiscal year. However, the tide quickly turned in the final month of the reporting period, triggered by Fed Chairman comments that the economic outlook had improved enough to warrant a possible “tapering” of the central bank’s quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unique in that the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general “de-risking” by investors based on concerns about the central bank’s withdrawal of policy stimulus.

Despite the extraordinary late-period volatility, the fiscal year still ended with spread sectors generally outperforming U.S. Treasury securities. The broad-based Barclays Aggregate Bond Index showed a return of -0.69% for the reporting period. High-yield corporate bonds held up the best, with the Barclays High Yield 2% Issuer Capped Index returning 9.49% for the reporting period. Late in the period, these securities’ higher yield levels and shorter durations helped

6	Nuveen Investments

cushion them during the volatility. Returns for investment-grade corporates were much lower than their high-yield counterparts, with the Barclays U.S. Corporate Investment Grade Index gaining 1.36% for the reporting period; however, within the investment-grade market, financials significantly outperformed industrials. Among the various securitized sectors, commercial mortgage-backed securities (CMBS) posted strong annual results as the segment benefited from investor demand for high-quality, low beta bonds with incremental spread over government securities. In the mortgage sector, rates rose sharply and volatility spiked after the Fed Chairman’s comments, causing agency mortgage-backed securities (MBS) to underperform most other high-grade asset classes as investors reduced their holdings amid fund outflows. Longer term Treasuries and Treasury inflation protected securities (TIPS) were the period’s worst performers with TIPS returning -4.78% as measured by the Barclays TIPS Index. Outflows continued from this sector as year-to-date returns have been poor and fears of Fed-induced higher inflation failed to materialize.

How did the Funds perform during the twelve-month reporting period ended June 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year, ten-year and/or since inception periods ending June 30, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average.

What strategies were used to manage the Funds during the twelve-month reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams used a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions, a posture we remained committed to during the period. Nonetheless, during the period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund (formerly the Nuveen Intermediate Term Bond Fund)

The Fund’s Class A Shares at NAV outperformed the Barclays Aggregate Bond Index and underperformed the Lipper Intermediate Investment Grade Debt Funds Classification Average for the twelve-month reporting period. Effective May 14, 2012, the Nuveen Core Bond Fund (formerly the Nuveen Intermediate Term Bond Fund) changed its benchmark from the Barclays Intermediate Government/Credit Bond Index to the Barclays Aggregate Bond Index. We changed the composition of the Fund in mid-May 2012 in response to changes to its management philosophy and benchmark. The Fund is now managed to the Barclays Aggregate Bond Index, as opposed to the Barclays Intermediate Government/Credit Bond Index, and portfolio positioning has been modified to reflect this change. The rationale for the change was to recognize that the Fund provides shareholders with investment exposure similar to the broad fixed income market, as represented by the Fund’s new benchmark. The new benchmark, by encompassing the broad fixed income market, is less concentrated than the old benchmark, and provides a more accurate representation of the portfolio by including securitized products, an asset class that represents 35% of the strategy’s investments. The most significant effects of this change were a reduction in the Fund’s exposure to investment-grade credit, an increase in allocation to the U.S. MBS sector and a modest lengthening in the portfolio’s duration. As such, the change in the management philosophy reflects a moderate increase in the Fund’s risk profile.

Nuveen Investments	7

During the reporting period, sector weights and security selection were the most significant positive contributors to the Fund’s relative results versus the Barclays Index. In terms of sectors, we continued to position the Fund with substantial overweights to non-government areas of the bond market such as investment-grade credit and CMBS, while underweighting Treasury and agency securities. The investment-grade corporate market strongly outperformed Treasuries during the reporting period as the segment continued to be supported by investors’ search for yield, strong fundamentals, a gradually improving U.S. economy and the Fed’s highly accommodative monetary policy. Our investment-grade overweight added significantly to performance during the period, with the Fund benefiting from the additional yield available from bonds in these sectors as well as the gains associated with narrowing risk premiums for credit. Meanwhile, an overweight to CMBS also proved beneficial as this sector was the top performing securitized asset class over the one-year period. The CMBS segment benefited from investor demand for high quality, lower risk bonds with incremental spread over government securities.

In terms of security selection, the Fund was rewarded for a substantial overweight to bank/financial credits within the investment-grade sector. According to Barclays, the financial sub-sector of the investment-grade market was one of the top performing areas of the overall fixed income market during the reporting period. For an extended period of time, we have been strong proponents of the value of financial credits based on their improving investment fundamentals. The market increasingly embraced this view as financial spreads tightened versus industrials, continuing the segment’s strong relative performance from recent periods. Additionally, the Fund benefited from our downward bias in credit quality within our investment-grade portfolio, emphasizing BBB-rated corporates, which outperformed higher rated investment-grade securities over the twelve-month reporting period.

Our interest rate strategy was centered on being defensively positioned, which means the Fund’s duration was shorter than its benchmark making it less sensitive to rate changes. This strategy was beneficial overall to the Fund’s performance, especially in the final months of the reporting period.

Because the Fund’s MBS weighting was neutral to underweight versus the Barclays Index, this sector did not have a meaningful impact on performance verses the benchmark. We maintained the Fund’s defensive positioning within the agency MBS sector as Fed purchase activity resulted in these securities trading at unattractive valuations and we saw more downside than upside potential.

The Fund’s shortfall versus its Lipper average was due to our less aggressive allocation than many of our peers, including a lack of exposure to any non-investment-grade securities, which are not allowed in this portfolio. In an environment where riskier fixed income asset classes outperformed, this shortfall is to be expected.

We maintained the Fund’s strategic emphasis on investment-grade corporates and high quality non-government securitized debt throughout the period. However, we took advantage of the extreme market volatility at the end of the reporting period to make adjustments to the portfolio to manage risk and position for intermediate-term performance opportunities. Within investment-grade credit, our activity was oriented toward repositioning based on relative value opportunities and research based ideas. We added modestly to the Fund’s positions in intermediate duration investment-grade credit in the industrials segment. We also lessened the Fund’s underweight to agency MBS after the sector cheapened in the second half of the reporting period.

Lastly, we continued to invest in derivative instruments. Treasury note and bond futures were used to manage portfolio duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, a short Treasury bond or Treasury note futures position was acquired. The derivative positions detracted from performance during the period. The Fund also utilized interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. The swap positions detracted mildly from performance during the period.

8	Nuveen Investments

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at NAV outperformed both the Barclays Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Classification Average for the twelve-month reporting period. During the period, security selection and overweights in the corporate market were the biggest positive contributors to the Fund’s relative performance versus its benchmark. We continued to position the Fund with significant overweights to both the investment-grade and high yield corporate sectors and corresponding underweights to the Treasury and agency segments. Corporate bonds strongly outperformed Treasuries over the twelve-month reporting period as the market continued to be supported by investors’ search for yield, strong fundamentals, a gradually improving U.S. economy and the Fed’s highly accommodative monetary policy. Our investment-grade and high yield positions added to performance during the period, with the Fund benefiting from the additional yield available from bonds in these sectors as well as the gains associated with narrowing risk premiums for credit.

In particular, the Fund was rewarded for a substantial overweight to bank/financial credits within the investment-grade sector, as its weight was at least two-and-a-half times higher than its benchmark. According to Barclays, the financial sub-sector of the investment-grade market was one of the top-performing areas of the overall fixed income market during the reporting period. For quite some time, we have been strong proponents of the value of financial credits based on their improving investment fundamentals. The market increasingly embraced this view as financial spreads tightened versus industrials, continuing the segment’s strong relative performance from recent periods. Additionally, the Fund benefited from our downward bias in credit quality within the investment-grade sector, emphasizing BBB-rated corporates, which outperformed higher rated investment-grade securities over the twelve months.

Within the securitized areas of the market, the CMBS sector was the top performer over the one-year period. The segment benefited from investor demand for high-quality, lower-risk bonds with incremental spread over government securities. Therefore, our Fund’s overweight position in CMBS was also a positive contributor to returns. Agency MBS had only a marginally positive impact on performance.

Our duration strategy, which indicates the Fund’s sensitivity to interest rate changes, was centered mostly on being defensively positioned with duration shorter than the benchmark. This strategy aided performance during the reporting period. We also positioned the Fund with an overweight to longer dated securities as part of our bias toward a flattening yield curve, which was not beneficial in the period’s second half. Other than that, the Fund experienced no meaningful detractors to its performance during the twelve-month reporting period.

While our main strategic emphasis on non-government sectors remained in place during the period, we took advantage of the extreme market volatility at the end of the reporting period to make adjustments to the portfolio to manage risk and position for intermediate-term performance opportunities. We continued to emphasize corporates, with activity in the sector oriented toward repositioning based on relative value opportunities and research based ideas. We had reduced the Fund’s high yield exposure marginally in April 2013, which allowed us to take advantage of attractive valuations during the June sell-off to add to credits with yield and return potential. We also increased the Fund’s exposure to lower rated investment-grade issues late in the period to capitalize on attractive valuations. We added to bottom-up, selection based opportunities in the mortgage sector and marginally reduced the Fund’s positions in CMBS to fund other investment opportunities. We continued to maintain a very small exposure to emerging market credit, which had little impact on performance over the twelve-month reporting period. We also continued to actively manage interest rate exposure, remaining defensive in the Fund’s portfolio duration positioning to protect against higher rates.

During the period, we also continued to invest in derivative instruments. Treasury note and bond futures were used as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, a short Treasury bond or Treasury note futures position was acquired. The effect of these activities benefited performance during the period. We also utilized interest rate swaps to manage portfolio duration and yield curve exposure, and these positions also contributed to performance.

Nuveen Investments	9

We utilized foreign exchange forwards to manage foreign currency exposure. For example, to reduce unwanted currency exposure from the Fund’s portfolio, the Fund would acquire a short foreign currency forward. These positions had a limited impact on performance during the period.

Credit default swaps were used to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high yield bond segment of the market, a long CDX High Yield Index swap would be acquired. These swap positions detracted from performance during the period.

We also utilized options on U.S. Treasury note futures as part of an overall portfolio interest rate strategy. For example, call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to the portfolio. The effect of these activities mildly detracted from performance during the period.

Nuveen Global Total Return Bond Fund

The Fund’s Class A Shares at NAV outperformed the Barclays Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average for the twelve-month period. The Fund continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on market conditions. The Fund’s management team used a highly collaborative, research driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, the Fund was generally positioned for an environment of continued moderate economic growth and improving financial conditions, a posture we remained committed to during the period. Nonetheless, during the period we made smaller scaled shifts on an ongoing basis that were geared toward improving the Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail below. The Fund also continued to invest in various derivative instruments during this reporting period, which are described later in this report.

The Fund experienced strong outperformance during the twelve-month reporting period due to favorable currency positioning and sector weights. The primary drivers of outperformance were currency selection and an overweight to credit sectors. Currency exposure added value versus the benchmark, particularly during the first six months of the period. Overall during the reporting period, the U.S. dollar and the Japanese yen declined significantly against most currencies globally, while the euro saw a recovery from depressed levels. Among the major currencies, the Mexican peso held up best. The Fund’s twelve-month results benefited significantly from our underweight to the Japanese yen. At the same time, returns were aided by our ongoing emphasis on growth sensitive or higher yielding currencies from both developed and emerging markets held at various times during the reporting period, including the Mexican peso, Korean won, Canadian dollar, Polish zloty and Norwegian krone. Although we gave back a portion of the gains we reaped from foreign currency exposure in the late period U.S. dollar rally, this was moderated by timely repositioning and market selection.

The Fund’s significant overweights to credit sectors, both investment grade and high yield, were also primary positive performance drivers over the fiscal year period. Both segments produced returns which exceeded Treasuries as the corporate market continued to be supported by investors’ search for yield, strong fundamentals, a gradually improving economy and the Federal Reserve’s highly accommodative monetary policy. The Fund’s high-yield overweight was particularly beneficial, as the segment was further bolstered by strong inflows for the majority of the period as well as the ongoing low default level. Within the Fund’s investment-grade portfolio, our strong bias toward bank/financial credits also added to twelve-month results. According to Barclays, the financial sub-sector of the investment-grade market was one of the top performing areas of the overall fixed income market during the reporting period. In addition, a number of our other individual credit selection themes within the industrial sectors benefited the Fund’s returns. Consistent with the other themes in credit, the Fund’s exposure to emerging market (EM) credit contributed favorably to its twelve-month results. Also, the Fund benefited from positions in European credit, as this segment outperformed U.S. credit during the period. We subsequently reduced the Fund’s exposure in European credit following the strong bout of performance.

10	Nuveen Investments

Our underweight to the MBS sector was also advantageous to the Fund during the reporting period. We remained defensively positioned in the agency MBS sector throughout the fiscal year as the Fed’s purchase activity resulted in this sector trading at unattractive valuations. After the Fed Chairman’s comments in May, rates rose sharply and volatility spiked in the mortgage sector, which caused agency MBS to underperform most other high-grade asset classes as investors reduced their holdings amid fund outflows.

Meanwhile, the Fund’s interest rate exposure was a modest drag on performance over the period. While our overall duration and underweight to U.S. interest rates as compared to the benchmark were beneficial, this positive effect was offset by an overweight to emerging market interest rates, which generally rose more than developed rates late in the period.

In response to changes in valuations and fundamental economic developments late in the reporting period, we meaningfully altered the Fund’s currency exposures. We reduced the Fund’s positions in former overweights to Australia, South Korea and Canada in light of economic developments. We also took advantage of a rally in the euro and other large developed currencies to sell positions, increasing the Fund’s U.S. dollar overweight significantly. With relative economic and policy progress in the U.S., the valuation and direction of the dollar is increasingly situational. Currency selection and relative performance based on idiosyncratic factors are becoming major determinants as the global recovery matures. We also added to favored currencies on weakness, including the Indian rupee and Turkish lira. We reduced the Fund’s peripheral European bond exposure, based on recovery in valuations and rising structural risk. At the same time, we selectively added to several EM bond markets at higher yields following the Fed-induced sell-off at the end of the period, believing these had overshot fundamentals amid short-term investor liquidation.

Our other primary strategic sector and duration themes remained largely in place during the period. However, we took advantage of volatile market conditions at the end of the reporting period to make adjustments to the Fund to manage risk and position for intermediate-term performance opportunities. We continued to emphasize corporates, with activity in the sector oriented toward repositioning based on relative value opportunities and research based ideas. After reducing the Fund’s high-yield exposure in April, we were able to take advantage of the attractive valuations toward the end of the period, adding to credits with yield and return potential. We continued to actively manage interest rate exposure, remaining defensive overall in the Fund’s portfolio duration to protect against higher rates.

We also used options on note and bond futures as part of an overall portfolio interest rate strategy. For example, call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to the portfolio. The effect of these activities mildly detracted from performance during the period.

We wrote put options and purchased call options on select currencies during the period in an attempt to benefit from changes in the spot values of these currencies, and foreign exchange forwards were used to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect of the option activities was modestly negative while the overall effect on the portfolio of the foreign exchange forwards was modestly positive during the period.

We sold U.S. Treasury futures to hedge against potential increases in U.S. interest rates and purchased selected foreign bond futures to gain exposure to those markets. The effect of these activities in the period was a modestly positive one. Credit default swaps were also utilized as a way to take on credit risk and earn a commensurate credit spread. These derivative exposures are integrated with the overall portfolio construction and such losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

Interest rate swaps are used as part of an overall portfolio interest rate strategy. For example, swaps in which the Fund pays a fixed rate of interest in exchange for a floating rate may be used in anticipation of rising interest rates. The effect of these contracts on performance was positive during the period.

Nuveen Investments	11

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV outperformed both the Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the twelve-month reporting period. The high yield bond market enjoyed strong performance for the majority of the reporting period as many of the same dynamics that have manifested themselves over the course of the past two years continued to play out. These consisted of a fundamental backdrop that remained well supported by corporate earnings, robust capital market conditions, record low Treasury yields for most of the period and slowly improving economic growth, combined with low default activity in the segment. For the majority of the period, demand from both institutional and retail investors remained strong despite historically high prices, although the tide turned rather abruptly in the period’s final weeks. The high yield segment came under pressure in May and June as the Fed’s comments about the potential “tapering” of its quantitative easing programs earlier than the market anticipated triggered a sharp rise in Treasury yields and a corresponding significant sell-off in global risk assets including equities, spread products and growth sensitive currencies. Although historically retreats in high yield have typically been accompanied by equity declines and interest rate rallies, this time the sell-off in Treasuries triggered the riskier asset weakness. The common thread in the markets appeared to be a general “de-risking” by investors based on concerns about the central bank’s withdrawal of policy stimulus. As investors rapidly exited the bond markets, all major fixed income asset classes fell into negative territory in the final months. However, high yield corporates held up better than investment-grade corporates and Treasuries as their higher yield levels and shorter durations helped cushion them in the rising rate environment.

The Fund’s relative outperformance versus the index continued to be helped by its strong security selection and modest overweights to the lower quality B and CCC-rated tiers of the market and concurrent underweight to BB-rated securities. Our down-in-quality trade rewarded investors as riskier credits led the way, continuing the trend we have seen since last fall. This was partially the result of the increase in Treasury rates, which affected high quality paper disproportionally, but also owed to the greater liquidity of higher quality securities as exchange traded funds (ETFs) and other funds sold these securities to fund large redemptions in the final month of the reporting period.

Meanwhile, contributions from foreign and out-of-index holdings also benefited the Fund’s overall performance for the period. The Fund’s European high yield exposure was particularly helpful as the market fared much better than the

U.S. market, gaining 19.19% as measured by the Barclays Pan Euro High Yield Index during the reporting period. Earlier in the reporting period, the actions of the European Central Bank and the European Monetary Union to solve the liquidity problems of European banks and peripheral sovereigns helped high yield positions in the region’s corporate and banking sectors. Later in the period, European high yields were generally a bit more insulated from some of the weak technicals seen domestically. Results from emerging market (EM) high yield were also beneficial overall, although the segment experienced heavy selling pressure at the end of the reporting period. During the first six months of the period, the Fund’s EM exposure added significantly to performance as investor perceptions of reduced global macro tail risks set the stage for increasing demand for higher yielding instruments in EM credit and sovereigns. However, at the end of the period, EM debt suffered a familiar fate of underperforming during periods of increased volatility. The relative calm in these markets was upended in May as Chinese central banks indicated they would be adopting a more hawkish stance going forward. This, combined with an HSBC China Purchasing Managers Index reading that came in considerably below expectations, caused a large sell-off in emerging markets, which sent many sovereign and corporate spreads wider. Downward revisions to EM growth forecasts driven by a number of factors, coupled with various bouts of civil unrest in Brazil and Turkey, also contributed to poor sentiment toward these markets. Overall for the fiscal year ended June 30, 2013, the high yield EM sub-index returned 8.74% according to Barclays Index data. Over the past decade, the total return performance of EM debt has been very strong, confirming the historical case for investing in this asset class. Despite weaker fundamentals for some EM high yield names at the margin, the EM corporate default rate remained relatively low in 2012 and we expect default risk to trend even lower over 2013.

12	Nuveen Investments

Returns from the Fund’s other out-of-index exposures were small contributors to overall performance for the one-year period, with a small allocation to dividend-paying equities and certain closed-end funds performing well. In addition, the Fund’s exposure to preferred securities was beneficial because of our emphasis on floating rate preferreds. While preferred market indices underperformed the high yield market, floating-rate preferred securities held up better.

Additionally, results in the first half of the fiscal year were aided by the Fund’s overweights in some of that period’s better performing sectors such as homebuilders and chemicals. However, these favorable results were basically offset in the second half by a modest overweight to the mining sector, which continued to suffer due to concerns over the impact of slowing Chinese economic growth and concurrent weak metals pricing. Most commodity prices were down meaningfully during the period. While the investments we hold in this sector generally have strong balance sheets, a couple of noteworthy exceptions have more or less dragged down performance across the whole sector, including the struggling U.S. coal industry. The Fund’s overweight to the energy exploration and production segment was a slight distractor, yet our overweight to the oil services sector remained a net positive contributor during the reporting period. We remain constructive on much of the energy sector, based on strong oil pricing and robust demand for drilling rigs around the globe, which should benefit the services sector as a whole.

With defaults very well behaved across the entire high yield market over the period, the Fund generally experienced little in the way of credit impairments. The exceptions were contained to a couple of mining credits that encountered higher production costs, weaker commodity pricing and, therefore, more stretched balance sheets. The Fund, however, was able to avoid a number of higher profile problem credits that arose during the period, thus minimizing any sort of permanent impairment. We continue to believe that high yield loan and bond defaults will trend below average over the next few years, given the still healthy financial metrics of corporate issuers and the recent ability to extend debt maturities. We do not believe the recent widening in spreads is the result of credit deterioration, but rather reflective of the increased risk premium to account for heightened uncertainty over rates and Fed policy and to account for the subsequent rise in both equity and rate volatility.

After carrying a modest overweight to the B-rated and CCC-rated sectors of the market, we increased the Fund’s single-B exposure even more relative to the benchmark weight at the end of the period. This move was simply a factor of finding enough attractive candidates in both new issue and secondary issuance, but also consistent with our strategy of overweighting those sectors of the market that are not as rate sensitive. In addition, we continue to believe the extra yield these bonds provide over BB-rated credits is adequate compensation for accepting the higher risks. With the recent 150 basis point increase in yields, we saw plenty to choose from across the entire quality spectrum, notwithstanding the fact that it may be hard for the market to put a lid on volatility as long as the Federal Reserve is at a crossroads in respect to policy decisions. To that end, we continued to add to the Fund’s position in shorter duration, yield-to-call securities. We believe these securities will be more defensive in the event of a weaker high yield market and/or if Treasury rates continue to sell off. With this approach, we can often achieve 80-90% of the index yield, but with a much shorter expected maturity. In addition, the dislocation in the closed-end fund marketplace at period end appeared overdone, therefore we added to a number of these securities. The use of leverage adds to these securities’ volatility; however, over longer periods we believe that same leverage can add to overall returns. We focused on closed-end funds that invest in floating rate bank loans, corporate financial debt and companies that own or hold loans to middle market companies. If the Fed’s plan of reigning in bond purchases is due to a better domestic economic outlook, then credit quality in all of these sectors should improve.

Treasury note and bond futures were also used as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, a short Treasury bond or Treasury note futures position was acquired. The effect of these activities mildly benefited performance during the period.

Nuveen Investments	13

We also utilized foreign exchange forwards to manage foreign currency exposure. For example, to reduce unwanted currency exposure from the Fund’s portfolio, the Fund would acquire a short foreign currency forward. These positions had a limited impact on performance during the period.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays U.S. TIPS Index and the Lipper Inflation-Protected Bond Funds Classification Average for the twelve-month reporting period. The Treasury inflation-protected securities (TIPS) asset class struggled during the reporting period amidst the pressure of steady investor outflows. Investors factored in rising nominal Treasury yields, poor returns for TIPS and a significant drop in the need for inflation protection after fears of Fed-induced higher inflation failed to materialize and Consumer Price Index (CPI) results continued to come in weaker-than-expected. After yields on 10-year TIPS repeatedly hit low points in the final three months of 2012, they began to climb dramatically in 2013, especially in the final three months of this reporting period. From their lows during the period, 10-year TIPS yields rose nearly 150 basis points, while prices simultaneously fell significantly. At the end of the reporting period in June, yields turned positive for 10-year TIPS for the first time since January 2012. Because the yield on a TIPS bond is equal to the corresponding Treasury bond yield minus the expected rate of inflation, it can fall into negative territory if the inflation rate is higher than the current Treasury yield. In addition, the period saw relatively significant “breakeven spread” movement, which is the difference between the yields of 10-year nominal Treasuries and 10-year TIPS. After widening out over the first nine months of the Fund’s fiscal year, the breakeven spread narrowed dramatically in the final three months, which again pointed toward investor expectations of continued benign inflation.

This market backdrop led TIPS to underperform nominal Treasury securities and also the broad fixed income market over the twelve-month reporting period. Returns were stronger away from the Treasury market as spread sectors outpaced both nominal Treasuries and TIPS by significant margins. High yield was by far the top performing spread sector during the Fund’s reporting period, followed by commercial mortgage-backed securities (CMBS), emerging market debt and investment-grade corporates. Corporate markets continued to be supported by investors’ quest for yield, strong fundamentals, a gradually improving economy and the Fed’s very accommodative monetary policy.

Over the twelve-month reporting period, our duration moves, which alter the Fund’s sensitivity to changing interest rates, were the biggest positive contributor toward performance. The Fund benefited from a number of well timed tactical shifts made throughout the period, in addition to our general bias toward a shorter duration, especially in the Fund’s TIPS portfolio. Meanwhile, the Fund’s underweight in TIPS versus the Barclays U.S. TIPS Index also aided fiscal year results, particularly in the final months as breakeven spreads narrowed and TIPS dramatically underperformed nominal Treasuries. In addition, the Fund’s small allocations in various spread sectors were beneficial, particularly its exposure to the high yield credit sector, which generated significant excess returns over both TIPS and Treasuries. Our positions in CMBS also aided results as this was the strongest area among the various securitized sectors.

The Fund’s foreign currency exposure was the primary relative detractor to performance during the period, particularly during the strong U.S. dollar rally.

While our primary investment themes remained in place throughout the period, we made smaller scaled shifts to help improve the Fund’s profile in response to changing growth and inflation forecasts. We also took advantage of the extreme market volatility at the end of the reporting period to make adjustments to the Fund’s portfolio to manage risk and position for intermediate term performance opportunities. We maintained the Fund’s underweight to TIPS versus the benchmark index; however, toward the end of the reporting period, we covered a small portion of this TIPS short after the segment’s dramatic underperformance. We believe the late period sell-off restored reasonable value to the TIPS market. At the same time, we increased the Fund’s allocations to non-TIPS spread product, specifically high yield bonds and CMBS, after those segments cheapened in June. As valuations normalized in both the high yield and CMBS sectors, we increasingly focused on adding select opportunities within both sectors. We also moved to moderate the Fund’s

14	Nuveen Investments

positioning for a steeper yield curve by reducing its overweight to intermediate maturities, while simultaneously reducing its underweight to longer term maturities. We continued to tactically manage interest rate exposure, with a bias toward positioning the Fund’s portfolio duration more defensively to protect against higher rates.

Treasury note and bond futures were also used as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, a short Treasury bond or Treasury note futures position was acquired. The overall effect on performance during the period was mildly positive. We also utilized interest rate swaps to manage portfolio duration and yield curve exposure, however, these positions detracted mildly from performance during the period.

We also utilized foreign exchange forwards to manage foreign currency exposure. For example, to reduce unwanted currency exposure from the Fund’s portfolio, the Fund would acquire a short foreign currency forward. These positions detracted mildly from performance during the period.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at NAV underperformed both with the Barclays Intermediate Government Bond Index and outperformed the Lipper Intermediate U.S. Government Funds Classification Average for the twelve-month reporting period. The most significant factor in the Fund’s outperformance was its sector weights. Our substantial underweight to U.S. Treasuries was the main driver as all of the spread sectors outperformed for the twelve-month reporting period. At the same time, the Fund benefited from overweights in several securitized spread sectors, including commercial mortgage-backed securities (CMBS), mortgage-backed securities (MBS) sectors and asset-backed securities (ABS). Each of these securitized asset classes registered higher returns than intermediate maturity Treasuries over the twelve-month reporting period. Although the Fund’s CMBS exposure is relatively small, this asset class performed particularly strongly during the reporting period, providing significant excess returns over intermediate Treasuries, as measured by Barclays Indexes. The CMBS sector benefited from investor demand for high quality, lower risk bonds with incremental spread over government securities in the prolonged low rate environment. Also, the Fund’s exposure in the agency sector was a modest positive as we owned more intermediate term agencies, which held up better than longer maturity agencies during the reporting period.

In addition, the Fund was rewarded for our various tactical duration moves throughout the period, which we make in order to adjust the Fund’s sensitivity to interest rates. Overall during the reporting period, our strategy was centered on being defensively positioned with the Fund’s duration generally shorter than the benchmark’s duration. The shorter duration stance proved especially beneficial in the final month of the period when interest rates spiked. Our yield curve positioning, however, was basically a wash over the twelve-month reporting period. Earlier in the reporting period, we had positioned the Fund with an overweight to securities in the three- to five-year maturity range. However, we shifted to overweight five-to ten-year maturities with a corresponding underweight to the short and long end of the yield curve as we moved toward June 2013.

Our main strategic emphasis on non-government sectors remained in place throughout the period, with the Fund’s largest weights found in the MBS and agency sectors. In the latter part of the reporting period, our overweights in mortgages and callable agency securities offset some of the above-mentioned positives, and led the Fund to perform in line with its Barclays benchmark. These mortgage and callable agency securities are very interest rate sensitive and reacted even more negatively to rising rates as the market sold off. Fortunately, we had shifted more of the Fund’s portfolio into shorter maturity mortgage paper before the reporting period began, which was a mitigating force to the underperformance of mortgages in 2013, especially during the rate spike.

Nuveen Investments	15

Treasury note and bond futures were also used as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, a short Treasury bond or Treasury note futures position was acquired. The overall effect on performance during the period was mildly positive.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at NAV outperformed the Barclays 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Classification Average for the twelve-month reporting period. Performance during the reporting period benefited from our ongoing focus on segments of the market that generate attractive levels of income. We continued to position the Fund with an emphasis on a diversified core portfolio of short duration investment-grade corporate and securitized debt, combined with smaller allocations to non-agency/sub-prime mortgage-backed securities (MBS) and higher quality, high yield (BB-rated) corporates. At the same time, the Fund held a significant underweight to the Treasury and agency segments of the market.

Over this reporting period, our Fund’s allocation to the higher quality, high yield (BB-rated) corporates proved especially beneficial, and was the most significant driver of the Fund’s outperformance. The yield advantage of these assets helped these securities outperform, especially during the final months of the period as their higher yield levels offset the lower market prices caused by the combination of higher rates and wider spreads. Likewise, the Fund’s emphasis on securities at the lower end of the investment-grade corporate sector, A-rated and BBB-rated securities, benefited results.

In addition, other sector weights contributed to the Fund’s outperformance over the twelve-month reporting period. For the past few years, we have favored owning private sector debt and have been strong proponents of the long-term value of financial credits based on their solid investment fundamentals. We continued to believe that the U.S. housing market was in recovery mode, a view that was supported by a number of favorable housing statistics during the reporting period. Therefore, we remained constructive on select opportunities in the non-agency mortgage sector and benefited from maintaining at least a 10% weighting in this market segment. Within the Fund’s investment-grade holdings, results were aided by our significant overweight to bank/financial credits.

The Fund’s results were also rewarded for our significant exposure to other securitized sectors, with broad diversification across government agency MBS, consumer asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Credit fundamentals in the commercial real estate sector continued to improve over the reporting period and credit performance of consumer auto and credit card receivables remained strong, allowing these market segments to add value for shareholders.

With the extremely low level of rates at the short end of the yield curve, our interest rate strategy was geared toward being positioned shorter than the benchmark and toward the lower end of the permitted one- to three-year duration range. This defensive duration posture, which lessened the Fund’s sensitivity to interest rate changes, proved modestly beneficial especially later in the reporting period as it helped to buffer the negative impact of higher rates and wider spreads. The Fund had no meaningful detractors to performance during the twelve-month reporting period.

While our primary portfolio themes of focusing on income generation and underweighting government sectors continued to be supported by fundamentals, a deterioration in market technicals caused us to be focused on raising overall portfolio liquidity levels as rates spiked during June 2013. As the dust settled and the markets stabilized, we took the opportunity to broadly add back risk to the Fund at cheaper levels. On a sector level basis, we tactically added to the Fund’s positions in 15-year agency MBS, high yield corporates and high quality CMBS. All of these sectors cheapened dramatically during June and represented good values at period end. We also tactically brought the Fund’s duration closer in line with the benchmark as the yield on the 5-year Treasury approached 1.50% in late June. Although we have not changed our view that rates will be higher in 2014 as the year progresses, we believe the short end of the yield curve may currently be pricing in Fed tightening at too early a juncture and simply wanted to be less defensive, at least in the short run.

16	Nuveen Investments

Treasury note futures were also used as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, a short Treasury bond or Treasury note futures position was acquired. The overall effect on performance during the period was positive. We also utilized interest rate swaps to manage portfolio duration and yield curve exposure, however, these positions detracted mildly from performance during the period.

We also used credit default swaps to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high yield bond segment of the market, a long CDX High Yield Index swap would be acquired. These swap positions mildly contributed to performance during the period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at NAV outperformed both the Barclays Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the twelve-month reporting period. The Fund experienced very strong results over the reporting period, benefiting from nearly all of its strategic investment themes. In particular, we continued to position the Fund with significant overweights to both the investment-grade and high yield credit sectors, which were key positive performance drivers. Both segments produced returns which far exceeded Treasuries as the corporate market continued to be supported by investors’ search for yield, strong fundamentals, a gradually improving economy and the Fed’s highly accommodative monetary policy. The Fund continued to benefit from the additional yield generated by securities in these sectors as well as the gains associated with narrowing risk premiums for credit. The Fund’s high yield overweight was particularly beneficial, as the segment was further bolstered by strong inflows for the majority of the period as well as the ongoing low default level. Consistent with other themes in credit, the Fund’s exposure to emerging market (EM) credit contributed modestly to its twelve-month reporting period results.

Our strong bias toward bank/financial credits within the Fund’s investment-grade portfolio also added significantly to its results. According to Barclays, the financial sub-sector of the investment-grade market was one of the top-performing areas of the overall fixed income market during the reporting period. For quite some time, we have been strong proponents of the value of financial credits based on their improving investment fundamentals. The market increasingly embraced this view during the period as financial spreads tightened versus industrials, continuing the segment’s strong relative performance. A number of our other individual credit selection themes within the industrial sectors also benefited the Fund’s returns.

The Fund’s foreign exposure contributed positively to portfolio return, particularly during the first six months of the reporting period, as we emphasized growth-sensitive, higher yielding currencies over the U.S. dollar. Currency exposure drove the outperformance, while foreign interest rates detracted marginally. During this period, the U.S. dollar and the yen declined against most currencies globally, while the euro saw a recovery from depressed levels. However, later in the period during the strong U.S. dollar rally, we gave back a portion of the gains we reaped from the Fund’s foreign currency exposure, although this was moderated by timely position reduction and through market selection.

Our duration strategy, which indicates the Fund’s sensitivity to interest rate changes, was biased to be defensively positioned with duration shorter than the benchmark. However, we also responded tactically to developing conditions in monetary policy and valuation. Our various duration moves aided performance during the twelve-month reporting period.

In regards to the securitized areas of the market, our Fund’s small position in commercial mortgage-backed securities (CMBS) contributed favorably to returns. The CMBS segment was the top-performing securitized sector over the reporting period. The sector benefited from investor demand for high quality, lower risk bonds with incremental spread over government securities. Meanwhile, the Fund remained significantly underweight to mortgage-backed securities

Nuveen Investments	17

(MBS), and the segment had little impact on its results. Although the MBS sector modestly outperformed Treasuries, other securitized areas were stronger as the Fed’s buying program pushed MBS valuations to very expensive levels.

With its strong relative performance, the Fund experienced no meaningful detractors during the reporting period.

While our primary strategic sector and duration themes remained in place during the period, we did take advantage of volatile market conditions to make adjustments to the Fund to manage risk and position for intermediate-term performance opportunities. After reducing the Fund’s exposure to investment grade in April 2013 given the segment’s strong performance, we selectively added positions at the end of the reporting period as the market cheapened significantly. Similarly, after having reduced high yield exposure, we took advantage of attractive valuations to add to credits to the Fund with attractive yield and return potential, ending the period at a higher weighting. We reduced the Fund’s foreign currency exposure toward period end, given valuation changes and fundamental developments in global interest rates and flows, while selectively adding to foreign bond exposure at higher yields. We remained significantly underweight in the agency MBS sector as we saw better return opportunities in other market segments. We also continued to actively manage interest rate exposure, remaining defensive in the Fund’s portfolio duration stance in order to protect against higher rates.

We also invested in various derivative instruments during the period. Foreign exchange forwards were used to manage foreign currency exposure and to gain exposure from selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. For example, to reduce unwanted currency exposure from the Fund’s portfolio, the Fund would acquire a short foreign currency forward. The overall effect these contracts had on performance during the period was positive. We also used options on foreign currency as part of an overall portfolio currency strategy. For example, call options may be purchased to hedge the portfolio from foreign currency movements while limiting downside exposure to the portfolio. The effect of these activities mildly impacted performance during the period.

Interest rate futures were used as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, a short Treasury bond or Treasury note futures position was acquired. The overall effect on performance during the period was mildly positive. We also utilized interest rate swaps to manage portfolio duration and yield curve exposure and these positions also benefited performance during the period.

We used options on U.S. Treasury note and bond futures as part of an overall portfolio interest rate strategy. For example, call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to the portfolio. Options may also be used to express views on volatility. For example, writing out-of-the-money calls when implied volatility is high. The effect of these activities mildly impacted performance during the period.

Credit default swaps were used to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high yield bond segment of the market, a long CDX High Yield Index swap would be acquired. These positions added to performance during the period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

18	Nuveen Investments

Below investment grade or high yield debt securities such as those held by the Nuveen Core Plus Bond Fund, the Nuveen High Income Bond Fund, the Nuveen Inflation Protected Securities Fund, the Nuveen Short Term Bond Fund and the Nuveen Strategic Income Fund are subject to liquidity risk and heightened credit risk.

Foreign investments such as those held by the Nuveen Core Plus Bond Fund, the Nuveen High Income Bond Fund, the Nuveen Inflation Protected Securities Fund, the Nuveen Short Term Bond Fund, and the Nuveen Strategic Income Fund involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

The Nuveen Global Total Return Bond Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

For the Nuveen Inflation Protected Securities Fund, the guarantee provided by the U.S. government to Treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund’s shares. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of June 30, 2013, all of the Funds had positive UNII balances for tax purposes. The Nuveen Global Total Return Bond Fund and the Nuveen Strategic Income Fund had a positive UNII balance while the remaining six Funds had a negative UNII balance for financial reporting purposes.

Nuveen Investments	19

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20	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following sixteen pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.38%	4.71%	3.81%
Class A Shares at maximum Offering Price	-3.37%	4.07%	3.49%
Barclays Aggregate Bond Index*	-0.69%	5.19%	4.52%
Barclay Intermediate Govt’ / Credit Bond Index*	0.28%	4.57%	4.03%
Lipper Intermediate Investment Grade Debt Funds Classification Average*	0.53%	5.43%	4.20%

Class I Shares	-0.16%	4.87%	3.97%

	Average Annual

	1-Year	Since Inception**
Class C Shares	-1.17%	1.84%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.79%	0.78%
Class C Shares	1.54%	1.53%
Class I Shares	0.54%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013 so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and Expenses, do not exceed 0.78%, 1.53% and 0.53% for Class A, Class C and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class C Shares is from 1/18/11.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.40%	5.70%	4.35%
Class A Shares at maximum Offering Price	-1.98%	4.79%	3.90%
Barclays Aggregate Bond Index*	-0.69%	5.19%	4.52%
Lipper Intermediate Investment Grade Debt Funds Classification Average*	0.53%	5.43%	4.20%

Class B Shares w/o CDSC	1.56%	4.92%	3.57%
Class B Shares w/CDSC	-3.36%	4.75%	3.57%
Class C Shares	1.59%	4.89%	3.57%
Class R3 Shares	2.11%	5.50%	4.16%
Class I Shares	2.52%	5.94%	4.61%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.82%	0.77%
Class B Shares	1.56%	1.52%
Class C Shares	1.57%	1.52%
Class R3 Shares	1.06%	1.02%
Class I Shares	0.56%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013 so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and Expenses, do not exceed 0.77%, 1.52%, 1.52%, 1.02% and 0.52% for Class A, Class B, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	2.47%	6.27%
Class A Shares at maximum Offering Price	-2.42%	3.03%
Barclays Global Aggregate Unhedged Bond Index**	-2.18%	-0.15%
Lipper Global Income Funds Classification Average**	0.95%	3.05%

Class C Shares	1.94%	5.72%
Class R3 Shares	2.34%	6.16%
Class I Shares	2.86%	6.71%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.67%	0.98%
Class C Shares	2.42%	1.72%
Class R3 Shares	1.92%	1.23%
Class I Shares	1.42%	0.73%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, acquired fund fees and expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 12/02/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2013 – Class A Shares

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.99%	9.72%	7.92%
Class A Shares at maximum Offering Price	6.68%	8.66%	7.39%
Barclays High Yield 2% Issuer Capped Index*	9.49%	11.00%	8.90%
Lipper High Yield Funds Classification Average*	8.95%	8.66%	7.51%

Class B Shares w/o CDSC	11.34%	8.95%	7.15%
Class B Shares w/CDSC	6.34%	8.81%	7.15%
Class C Shares	11.33%	8.98%	7.15%
Class R3 Shares	11.79%	9.44%	7.66%
Class I Shares	12.39%	10.02%	8.20%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.98%
Class B Shares	1.73%
Class C Shares	1.72%
Class R3 Shares	1.23%
Class I Shares	0.74%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-5.07%	4.20%	4.58%
Class A Shares at maximum Offering Price	-9.07%	3.30%	4.07%
Barclays U.S. TIPs Index**	-4.78%	4.41%	5.11%
Lipper Inflation-Protected Bond Funds Classification Average**	-4.39%	3.50%	4.51%

Class C Shares	-5.39%	3.49%	3.83%
Class R3 Shares	-5.02%	3.84%	4.28%
Class I Shares	-4.46%	4.51%	4.87%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class C Shares	1.57%
Class R3 Shares	1.08%
Class I Shares	0.57%

*	Since inception returns are from 10/01/04.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

30	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	31

Fund Performance and Expense Ratios (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.74%	3.45%	3.28%
Class A Shares at maximum Offering Price	-3.72%	2.83%	2.96%
Barclays Intermediate Government Bond Index*	-0.59%	3.80%	3.70%
Lipper Intermediate U.S. Government Funds Classification Average*	1.67%	4.02%	3.52%

Class I Shares	-0.53%	3.64%	3.45%

	Average Annual

	1-Year	Since Inception**
Class C Shares	-1.53%	1.93%
Class R3 Shares	-1.00%	2.40%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.93%	0.85%
Class C Shares	1.68%	1.60%
Class R3 Shares	1.18%	1.10%
Class I Shares	0.68%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class C and Class R3 Shares are from 10/28/09.

32	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	33

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.30%	3.12%	2.81%
Class A Shares at maximum Offering Price	-0.01%	2.65%	2.57%
Barclays 1-3 Year Government/Credit Bond Index*	0.74%	2.47%	2.92%
Lipper Short Investment Grade Debt Funds Classification Average*	1.31%	2.73%	2.69%

Class I Shares	2.65%	3.33%	2.99%

	Average Annual

	1-Year	Since Inception**
Class C Shares	1.61%	1.70%
Class R3 Shares	2.10%	2.83%

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.75%	0.72%
Class C Shares	1.50%	1.47%
Class R3 Shares	0.97%	0.97%
Class I Shares	0.50%	0.47%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013 so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.72%, 1.47%, 0.97% and 0.47% for Class A, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class C Shares is from 10/28/09. Since inception return for Class R3 Shares is from 9/23/11.

34	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	35

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	6.25%	7.89%	5.72%
Class A Shares at maximum Offering Price	1.74%	6.96%	5.26%
Barclays Aggregate Bond Index*	-0.69%	5.19%	4.52%
Lipper Multi-Sector Income Funds Classification Average*	4.85%	6.73%	5.98%

Class B Shares w/o CDSC	5.30%	7.02%	4.90%
Class B Shares w/CDSC	0.30%	6.87%	4.90%
Class C Shares	5.50%	7.07%	4.92%
Class R3 Shares	5.89%	7.53%	5.44%
Class I Shares	6.42%	8.12%	5.96%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.91%	0.85%
Class B Shares	1.66%	1.60%
Class C Shares	1.66%	1.60%
Class R3 Shares	1.17%	1.10%
Class I Shares	0.67%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.84%, 1.59%, 1.59%, 1.09% and 0.59% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

36	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	37

Yields as of June 30, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund (formerly Nuveen Intermediate Term Bond Fund)

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	1.90%	1.90%
Class C Shares	1.13%	1.11%
Class I Shares	2.20%	2.21%

Nuveen Core Plus Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.51%	3.51%
Class B Shares	2.91%	2.91%
Class C Shares	2.89%	2.91%
Class R3 Shares	3.44%	3.42%
Class I Shares	3.99%	3.93%

Nuveen Global Total Return Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.37%	2.75%
Class C Shares	2.71%	2.13%
Class R3 Shares	3.24%	2.65%
Class I Shares	3.78%	3.12%

Nuveen High Income Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	6.55%	6.65%
Class B Shares	6.10%	6.22%
Class C Shares	6.15%	6.22%
Class R3 Shares	6.67%	6.74%
Class I Shares	7.13%	7.26%

Nuveen Inflation Protected Securities Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	1.04%	-0.93%
Class C Shares	0.27%	-1.73%
Class R3 Shares	0.81%	-1.16%
Class I Shares	1.35%	-0.67%

(1)	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

38	Nuveen Investments

Nuveen Intermediate Government Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	1.59%	1.54%
Class C Shares	0.82%	0.84%
Class R3 Shares	1.37%	1.36%
Class I Shares	1.84%	1.85%

Nuveen Short Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	1.82%	1.51%
Class C Shares	1.08%	0.79%
Class R3 Shares	1.56%	1.27%
Class I Shares	2.10%	1.77%

Nuveen Strategic Income Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	4.64%	4.65%
Class B Shares	4.05%	4.11%
Class C Shares	4.06%	4.10%
Class R3 Shares	4.62%	4.62%
Class I Shares	5.12%	5.12%

(1)	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	39

Holding Summaries as of June 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Core Bond Fund

Portfolio Credit Quality[1]
AAA/U.S. Guaranteed	56.5%
AA	5.3%
A	19.4%
BBB	17.5%
BB or Lower	0.9%
N/R	0.4%

Nuveen Core Plus Bond Fund

Portfolio Credit Quality[1]
AAA/U.S. Guaranteed	35.4%
AA	3.6%
A	19.0%
BBB	28.1%
BB or Lower	13.1%
N/R	0.8%

Portfolio Allocation[2]
Asset-Backed and Mortgage-Backed Securities	46.9%
Corporate Bonds	36.0%
U.S. Government and Agency Obligations	8.8%
Short-Term Investments	5.4%
Municipal Bonds	1.3%
$1,000 Par (or similar) Institutional Structures	1.3%
Sovereign Debt	0.3%

Portfolio Allocation[2]
Corporate Bonds	50.3%
Asset-Backed and Mortgage-Backed Securities	35.3%
U.S. Government and Agency Obligations	5.3%
$1,000 Par (or similar) Institutional Structures	3.9%
$25 Par (or similar) Retail Structures	2.4%
Short-Term Investments	1.8%
Municipal Bonds	0.9%
Sovereign Debt	0.1%

Corporate Debt: Industries[3]
Diversified Financial Services	13.1%
Oil, Gas & Consumable Fuels	10.0%
Metals & Mining	10.0%
Commercial Banks	9.1%
Media	8.8%
Insurance	7.5%
Capital Markets	5.6%
Health Care Providers & Services	3.5%
Energy Equipment & Services	3.2%
Diversified Telecommunication Services	3.0%
Pharmaceuticals	2.6%
Wireless Telecommunication Services	2.5%
Electric Utilities	2.1%
Other	19.0%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	11.5%
Diversified Financial Services	10.0%
Media	9.9%
Metals & Mining	9.7%
Capital Markets	7.8%
Insurance	6.1%
Commercial Banks	5.7%
Energy Equipment & Services	4.7%
Diversified Telecommunication Services	3.9%
Chemicals	2.2%
Paper & Forest Products	2.2%
Computers & Peripherals	2.2%
Tobacco	2.0%
Consumer Finance	2.0%
Real Estate Investment Trust	2.0%
Other	18.1%

1	As a percentage of total investments (excluding short-term investments, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

3	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund. Holdings are subject to change.

40	Nuveen Investments

Nuveen Global Total Return Bond Fund

Portfolio Credit Quality[1]
AAA/U.S. Guaranteed	16.7%
AA	5.0%
A	26.2%
BBB	29.3%
BB or Lower	22.6%
N/R	0.2%

Nuveen High Income Bond Fund

Portfolio Credit Quality[5]
AAA/U.S. Guaranteed	0.2%
AA	—%	[7]
BBB	4.8%
BB or Lower	85.8%
N/R	9.2%

Portfolio Allocation[2]
Corporate Bonds	36.6%
Sovereign Debt	35.7%
Short-Term Investments	13.6%
Asset-Backed and Mortgage-Backed Securities	9.6%
$1,000 Par (or similar) Institutional Structures	2.9%
$25 Par (or similar) Retail Structures	1.5%
Convertible Bonds	0.1%

Country Allocation[2]
United States	35.7%
Mexico	10.1%
United Kingdom	5.9%
Turkey	5.8%
Russia	2.6%
South Africa	2.5%
Canada	2.4%
Norway	2.1%
Short-Term Investments[4]	13.6%
Other	19.3%

Portfolio Allocation[6]
Corporate Bonds	80.9%
$25 Par (or similar) Retail Structures	6.6%
$1,000 Par (or similar) Institutional Structures	6.0%
Short-Term Investments	1.9%
Investment Companies	1.5%
Common Stocks	1.3%
Convertible Bonds	0.7%
Sovereign Debt	0.5%
Variable Rate Senior Loan Interests	0.3%
Convertible Preferred Securities	0.2%
U.S. Government and Agency Obligations	0.1%
Asset-Backed and Mortgage-Backed Securities	—%	[7]
Warrants	—%	[7]

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	20.7%
Diversified Financial Services	10.1%
Metals & Mining	9.9%
Capital Markets	7.9%
Media	6.4%
Diversified Telecommunication Services	3.4%
Chemicals	2.9%
Energy Equipment & Services	2.8%
Construction & Engineering	2.7%
Health Care Providers & Services	2.6%
Insurance	2.6%
Consumer Finance	2.1%
Machinery	1.9%
Wireless Telecommunication Services	1.9%
Containers & Packaging	1.8%
Auto Components	1.7%
Other	18.6%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	19.3%
Metals & Mining	7.8%
Media	5.2%
Diversified Telecommunication Services	3.5%
Energy Equipment & Services	3.3%
Commercial Services & Supplies	3.3%
Chemicals	3.2%
Food Products	3.1%
Diversified Financial Services	3.1%
Hotels, Restaurants & Leisure	3.0%
Health Care Providers & Services	2.6%
Wireless Telecommunication Services	2.5%
Commercial Banks	2.3%
Communications Equipment	2.1%
Electric Utilities	2.0%
Machinery	2.0%
Containers & Packaging	1.9%
Real Estate Management & Development	1.9%
Paper & Forest Products	1.8%
Independent Power Producers & Energy Traders	1.6%
Auto Components	1.5%
Pharmaceuticals	1.4%
IT Services	1.4%
Automobiles	1.3%
Other	18.9%

1	As a percentage of total investments (excluding short-term investments and investments in derivatives). Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives). Holdings are subject to change.

3	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund. Holdings are subject to change.

4	Denominated in U.S. Dollars.

5	As a percentage of total investments (excluding common stocks, investment companies, warrants, short-term investments, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

6	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

7	Rounds to less than 0.1%.

Nuveen Investments	41

Holding Summaries (continued) as of June 30, 2013

Nuveen Inflation Protected Securities Fund

Portfolio Credit Quality[1]
AAA/U.S. Guaranteed	89.3%
AA	2.3%
A	2.7%
BBB	1.4%
BB or Lower	4.3%

Nuveen Intermediate Government Bond Fund

Portfolio Credit Quality[4]
AAA/U.S. Guaranteed	93.7%
AA	4.4%
A	1.2%
BB or Lower	0.7%

Portfolio Allocation[2]
U.S. Government and Agency Obligations	84.8%
Asset-Backed and Mortgage-Backed Securities	7.6%
Corporate Bonds	5.6%
Municipal Bonds	0.8%
Sovereign Debt	0.6%
Investment Companies	0.3%
$1,000 Par (or similar) Institutional Structures	0.2%
$25 Par (or similar) Retail Structures	0.1%

Portfolio Allocation[2]
Asset-Backed and Mortgage-Backed Securities	56.8%
U.S. Government and Agency Obligations	36.7%
Municipal Bonds	3.2%
Short-Term Investments	2.7%
Corporate Bonds	0.6%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	19.3%
Health Care Providers & Services	17.5%
Metals & Mining	7.9%
Wireless Telecommunication Services	5.5%
Commercial Services & Supplies	4.7%
Independent Power Producers & Energy Traders	3.5%
Media	3.2%
Auto Components	3.1%
Chemicals	2.9%
Automobiles	2.9%
Electric Utilities	2.8%
Containers & Packaging	2.5%
Pharmaceuticals	2.4%
Diversified Financial Services	2.4%
Other	19.4%

Corporate Debt: Industries[3]
Health Care Providers & Services	100.0%

1	As a percentage of total investments (excluding investment companies, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

3	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund. Holdings are subject to change.

4	As a percentage of total investments (excluding short-term investments, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

42	Nuveen Investments

Nuveen Short Term Bond Fund

Portfolio Credit Quality[1]
AAA/U.S. Guaranteed	39.9%
AA	7.3%
A	23.8%
BBB	17.5%
BB or Lower	9.1%
N/R	2.4%

Nuveen Strategic Income Fund

Portfolio Credit Quality[4]
AAA/U.S. Guaranteed	6.1%
AA	2.6%
A	18.8%
BBB	34.6%
BB or Lower	36.2%
N/R	1.7%

Portfolio Allocation[2]
Asset-Backed and Mortgage-Backed Securities	44.9%
Corporate Bonds	44.3%
Short-Term Investments	3.4%
Municipal Bonds	3.3%
U.S. Government and Agency Obligations	3.3%
Sovereign Debt	0.4%
Convertible Bonds	0.2%
Structured Notes	0.2%

Portfolio Allocation[2]
Corporate Bonds	69.5%
Asset-Backed and Mortgage-Backed Securities	11.1%
Sovereign Debt	8.7%
$1,000 Par (or similar) Institutional Structures	6.4%
$25 Par (or similar) Retail Structures	3.1%
Municipal Bonds	0.7%
Investment Companies	0.2%
Short-Term Investments	0.1%
Convertible Bonds	0.1%
Structured Notes	0.1%
Common Stocks	—%	[5]

Corporate Debt: Industries[3]
Diversified Financial Services	12.3%
Commercial Banks	10.8%
Oil, Gas & Consumable Fuels	8.8%
Capital Markets	6.1%
Insurance	4.9%
Metals & Mining	4.8%
Media	4.3%
Health Care Providers & Services	3.6%
Real Estate Investment Trust	3.5%
Energy Equipment & Services	2.8%
Automobiles	2.7%
Beverages	2.7%
Chemicals	2.6%
Consumer Finance	2.4%
Pharmaceuticals	2.4%
Diversified Telecommunication Services	2.2%
Airlines	2.0%
Food Products	1.8%
Other	19.3%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	13.7%
Metals & Mining	8.8%
Diversified Financial Services	8.8%
Capital Markets	6.9%
Media	6.5%
Commercial Banks	4.4%
Chemicals	4.0%
Energy Equipment & Services	3.4%
Insurance	3.1%
Diversified Telecommunication Services	3.0%
Commercial Services & Supplies	2.6%
Tobacco	2.4%
Wireless Telecommunication Services	2.4%
Electric Utilities	2.3%
Paper & Forest Products	1.8%
Consumer Finance	1.6%
Food Products	1.6%
Real Estate Investment Trust	1.6%
Real Estate Management & Development	1.5%
Other	19.6%

1	As a percentage of total investments (excluding short-term investments, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

3	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund. Holdings are subject to change.

4	As a percentage of total investments (excluding common stock, investment companies, short-term investments, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

5	Rounds to less than 0.1%.

Nuveen Investments	43

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$967.10	$962.10	$967.20	$1,020.93	$1,017.21	$1,022.17
Expenses Incurred During Period	$3.80	$7.44	$2.59	$3.91	$7.65	$2.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.53% and .53% for classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Core Plus Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$977.00	$973.00	$972.50	$975.30	$977.60	$1,020.98	$1,017.26	$1,017.26	$1,019.74	$1,022.22
Expenses Incurred During Period	$3.77	$7.44	$7.43	$5.00	$2.55	$3.86	$7.60	$7.60	$5.11	$2.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.52%, 1.52%, 1.02% and ..52% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Global Total Return Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$937.00	$934.00	$935.80	$938.40	$1,019.93	$1,016.22	$1,018.65	$1,021.12
Expenses Incurred During Period	$4.71	$8.30	$5.95	$3.56	$4.91	$8.65	$6.21	$3.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .98%, 1.73%, 1.24% and .74% for Classes A, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

44	Nuveen Investments

Nuveen High Income Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,023.70	$1,019.80	$1,020.10	$1,021.80	$1,024.90	$1,020.13	$1,016.41	$1,016.41	$1,018.89	$1,021.37
Expenses Incurred During Period	$4.72	$8.46	$8.46	$5.97	$3.46	$4.71	$8.45	$8.45	$5.96	$3.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .94%, 1.69%, 1.69%, 1.19% and ..69% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Inflation Protected Securities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$927.30	$925.90	$928.10	$930.60	$1,020.73	$1,017.01	$1,019.49	$1,021.97
Expenses Incurred During Period	$3.92	$7.50	$5.12	$2.73	$4.11	$7.85	$5.36	$2.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.07% and .57% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Intermediate Government Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$985.10	$981.20	$983.80	$987.20	$1,020.58	$1,016.86	$1,019.34	$1,021.82
Expenses Incurred During Period	$4.18	$7.86	$5.41	$2.96	$4.26	$8.00	$5.51	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.10% and .60% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Short Term Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,000.90	$998.00	$1,000.40	$1,003.10	$1,021.27	$1,017.55	$1,020.03	$1,022.51
Expenses Incurred During Period	$3.52	$7.23	$4.76	$2.28	$3.56	$7.30	$4.81	$2.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.46%, .96% and .46% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$981.70	$977.00	$977.90	$980.80	$982.10	$1,020.58	$1,016.81	$1,016.86	$1,019.34	$1,021.82
Expenses Incurred During Period	$4.18	$7.89	$7.85	$5.40	$2.95	$4.26	$8.05	$8.00	$5.51	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.61%, 1.60%, 1.10% and ..60% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	45

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of

Nuveen Investment Funds, Inc. and Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Core Bond Fund (formerly Nuveen Intermediate Term Bond Fund), Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Short Term Bond Fund, and Nuveen Strategic Income Fund (each a series of the Nuveen Investment Funds, Inc.) and Nuveen Global Total Return Bond Fund (a series of Nuveen Investment Trust) (hereinafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen Core Bond Fund (formerly Nuveen Intermediate Term Bond Fund), Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Short Term Bond Fund, and Nuveen Strategic Income Fund for the periods ended June 30, 2011 and prior were audited by other independent auditors whose report dated August 26, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 27, 2013

46	Nuveen Investments

Portfolio of Investments

Nuveen Core Bond Fund

(formerly Nuveen Intermediate Term Bond Fund)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 37.3%

	Beverages – 0.3%

$1,725	Anheuser Busch InBev	2.500%	7/15/22	A	$1,610,457
	Capital Markets – 2.1%

3,125	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	3,511,322

1,605	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,717,188

1,090	Goldman Sachs Group, Inc., (3)	6.750%	10/01/37	A–	1,116,557

2,250	Morgan Stanley	6.625%	4/01/18	A	2,550,274

1,500	Morgan Stanley	4.875%	11/01/22	BBB+	1,481,852
9,570	Total Capital Markets				10,377,193
	Commercial Banks – 3.4%

2,000	Australia and New Zealand Banking Group Limited, 144A, (3)	2.400%	11/23/16	Aaa	2,069,800

1,245	Banco Bradesco S.A. Grand Cayman, 144A, (3)	4.125%	5/16/16	Baa1	1,282,350

1,910	Bancolombia SA	5.950%	6/03/21	Baa2	2,029,375

1,500	Bank of Nova Scotia	1.375%	12/18/17	Aa2	1,456,275

925	BBVA Bancomer SA Texas, 144A, (3)	4.500%	3/10/16	A2	959,688

1,160	ING Bank NV, 144A	3.750%	3/07/17	A+	1,214,102

1,515	Rabobank Nederland, (3)	3.875%	2/08/22	Aa2	1,525,634

1,000	Royal Bank of Scotland Group PLC	6.400%	10/21/19	A	1,111,092

1,460	Sovereign Bank	8.750%	5/30/18	Baa2	1,765,289

3,595	Stadshypotek AB, 144A	1.875%	10/02/19	Aaa	3,437,899
16,310	Total Commercial Banks				16,851,504
	Commercial Services & Supplies – 0.2%

1,195	R.R. Donnelley & Sons Company, (3)	7.625%	6/15/20	BB	1,212,925
	Communications Equipment – 0.6%

2,640	Motorola, Inc., (3)	6.000%	11/15/17	BBB	2,992,686
	Computers & Peripherals – 0.3%

1,550	Apple Inc., 144A	3.850%	5/04/43	AA+	1,376,760
	Construction & Engineering – 0.6%

3,000	ABB Finance USA Inc.	2.875%	5/08/22	A	2,874,183
	Diversified Financial Services – 4.9%

2,500	Bank of America Corporation	5.750%	12/01/17	A	2,778,438

3,270	Bank of America Corporation	5.875%	1/05/21	A	3,680,339

2,090	Citigroup Inc.	6.125%	11/21/17	A	2,375,387

2,000	Citigroup Inc.	4.500%	1/14/22	A	2,083,658

2,720	General Electric Capital Corporation	5.625%	5/01/18	AA+	3,119,851

1,530	General Electric Capital Corporation	5.300%	2/11/21	AA	1,678,366

1,110	General Electric Capital Corporation	6.875%	1/10/39	AA+	1,367,965

1,900	JPMorgan Chase & Company	4.500%	1/24/22	A+	1,989,532

3,065	JPMorgan Chase & Company, (3)	3.200%	1/25/23	A+	2,909,626

1,240	JPMorgan Chase & Company, (3)	3.375%	5/01/23	A	1,154,638

1,000	JPMorgan Chase & Company	6.400%	5/15/38	A+	1,172,995
22,425	Total Diversified Financial Services				24,310,795
	Diversified Telecommunication Services – 1.1%

2,250	AT&T, Inc.	5.550%	8/15/41	A	2,342,711

Nuveen Investments	47

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$2,438	Verizon Communications	8.750%	11/01/18	A	$3,177,543
4,688	Total Diversified Telecommunication Services				5,520,254
	Electric Utilities – 0.8%

1,615	Exelon Generation Co. LLC, (3)	4.250%	6/15/22	BBB+	1,615,179

2,100	Ohio Power Company	6.000%	6/01/16	A–	2,365,325
3,715	Total Electric Utilities				3,980,504
	Energy Equipment & Services – 1.2%

1,000	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	1,173,996

2,765	Ensco PLC	4.700%	3/15/21	BBB+	2,935,664

1,735	Nabors Industries Inc., (3)	5.000%	9/15/20	BBB	1,768,675
5,500	Total Energy Equipment & Services				5,878,335
	Food Products – 0.3%

1,225	Kraft Foods Inc.	6.500%	8/11/17	Baa2	1,424,246
	Health Care Providers & Services – 1.3%

2,965	Mayo Clinic Rochester	3.774%	11/15/43	AA	2,627,390

2,250	UnitedHealth Group Incorporated, (3)	3.875%	10/15/20	A	2,364,590

1,600	Wellpoint Inc.	4.650%	1/15/43	A–	1,491,339
6,815	Total Health Care Providers & Services				6,483,319
	Independent Power Producers & Energy Traders – 0.3%

1,560	Constellation Energy Group	5.150%	12/01/20	BBB+	1,710,885
	Insurance – 2.8%

1,000	AFLAC Insurance, (3)	6.450%	8/15/40	A–	1,174,529

1,500	American International Group, Inc.	8.250%	8/15/18	A–	1,860,215

2,000	Berkshire Hathaway Inc.	2.200%	8/15/16	AA	2,065,076

2,305	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	2,598,420

1,370	Lincoln National Corporation	4.200%	3/15/22	A–	1,392,091

3,825	Prudential Covered Trust, 144A	2.997%	9/30/15	A	3,947,094

1,000	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	879,867
13,000	Total Insurance				13,917,292
	IT Services – 0.3%

1,750	Computer Sciences Corporation	4.450%	9/15/22	BBB	1,728,029
	Leisure Equipment & Products – 0.5%

2,855	Hyatt Hotels Corporation, (3)	3.375%	7/15/23	BBB	2,661,585
	Media – 3.3%

1,845	British Sky Broadcasting Group PLC	6.100%	2/15/18	BBB+	2,114,411

2,125	CBS Corporation	4.850%	7/01/42	BBB	1,964,361

1,640	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	1,770,746

1,460	Discovery Communications Inc., (3)	5.050%	6/01/20	BBB	1,619,723

1,460	NBC Universal Media LLC	6.400%	4/30/40	A–	1,746,036

2,420	News America Holdings Inc.	6.650%	11/15/37	BBB+	2,784,805

2,500	Time Warner Cable Inc., (3)	5.875%	11/15/40	BBB	2,290,130

2,075	Vivendi SA, 144A	4.750%	4/12/22	BBB	2,075,353
15,525	Total Media				16,365,565
	Metals & Mining – 3.7%

2,965	Alcoa Inc., (3)	5.400%	4/15/21	BBB–	2,886,170

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$1,805	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	$1,492,870

2,000	ArcelorMittal, (3)	6.750%	2/25/22	BB+	2,050,000

3,000	BHP Billiton Finance Limited	3.250%	11/21/21	A+	2,933,403

1,230	Freeport McMoRan Copper & Gold, Inc., (3)	3.550%	3/01/22	BBB	1,117,279

2,625	Newmont Mining Corporation, (3)	3.500%	3/15/22	BBB+	2,246,304

3,000	Rio Tinto Finance USA PLC, (3)	2.875%	8/21/22	A–	2,750,694

1,250	Teck Resources Limited	6.250%	7/15/41	BBB	1,184,208

1,940	Vale Overseas Limited	4.625%	9/15/20	A–	1,916,132
19,815	Total Metals & Mining				18,577,060
	Oil, Gas & Consumable Fuels – 3.7%

1,385	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	1,592,722

2,825	Apache Corporation, (3)	4.250%	1/15/44	A–	2,520,485

1,820	Cenovus Energy Inc., (3)	4.450%	9/15/42	BBB+	1,631,817

935	Chevron Corporation	2.427%	6/24/20	AA	929,671

2,500	EOG Resources Inc.	4.100%	2/01/21	A–	2,655,785

1,685	Marathon Petroleum Corporation	6.500%	3/01/41	BBB	1,924,405

2,385	Petrobras International Finance Company	5.375%	1/27/21	A3	2,396,195

2,000	Rowan Companies Inc.	4.875%	6/01/22	BBB–	2,063,714

1,455	Southwestern Energy Company, (3)	4.100%	3/15/22	BBB–	1,448,794

1,275	SunCor Energy Inc.	6.100%	6/01/18	BBB+	1,486,331
18,265	Total Oil, Gas & Consumable Fuels				18,649,919
	Paper & Forest Products – 0.4%

2,000	Celulosa Arauco Y Constitucion	5.625%	4/20/15	BBB	2,090,298
	Pharmaceuticals – 1.0%

1,100	AbbVie Inc., 144A	2.900%	11/06/22	A+	1,028,655

1,830	Merck & Company Inc.	2.250%	1/15/16	AA	1,890,604

2,020	Zoetis Incorporated, 144A	3.250%	2/01/23	Baa2	1,919,236
4,950	Total Pharmaceuticals				4,838,495
	Road & Rail – 0.7%

1,785	Burlington Northern Santa Fe Corporation	4.375%	9/01/42	A3	1,633,275

1,500	Union Pacific Corporation	5.750%	11/15/17	A–	1,731,827
3,285	Total Road & Rail				3,365,102
	Semiconductors & Equipment – 0.5%

1,040	Applied Materials Inc., (3)	4.300%	6/15/21	A–	1,092,258

1,250	Intel Corporation	4.800%	10/01/41	A+	1,242,823
2,290	Total Semiconductors & Equipment				2,335,081
	Specialty Retail – 0.3%

1,750	Staples Inc., (3)	4.375%	1/12/23	BBB	1,696,485
	Thrifts & Mortgage Finance – 0.4%

1,780	WEA Finance LLC, 144A	4.625%	5/10/21	A2	1,877,800
	Tobacco – 0.7%

1,895	Lorillard Tobacco, (3)	6.875%	5/01/20	Baa2	2,177,512

1,215	Reynolds American Inc.	3.250%	11/01/22	Baa2	1,129,460
3,110	Total Tobacco				3,306,972

Nuveen Investments	49

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Transportation Infrastructure – 0.7%

$2,450	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	$2,602,833

1,000	Sydney Airport Finance Company Party Limited, 144A	3.900%	3/22/23	BBB	943,458
3,450	Total Transportation Infrastructure				3,546,291
	Wireless Telecommunication Services – 0.9%

2,405	American Tower Company	5.050%	9/01/20	BBB	2,527,397

2,200	Vodafone Group PLC	1.500%	2/19/18	A–	2,106,017
4,605	Total Wireless Telecommunication Services				4,633,414
$180,348	Total Corporate Bonds (cost $186,128,790)				186,193,434

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 1.3%

	Capital Markets – 0.2%

$1,165	Goldman Sachs Capital II	4.000%	N/A (4)	BB+	$926,175
	Commercial Banks – 0.4%

2,220	Wachovia Capital Trust III	5.570%	N/A (4)	BBB+	2,178,375
	Insurance – 0.7%

1,650	Catlin Insurance Company Limited	7.249%	N/A (4)	BBB+	1,687,125

1,530	ZFS Finance USA Trust V	6.500%	5/09/37	A	1,629,450
3,180	Total Insurance				3,316,575
$6,565	Total $1,000 (Par or Similar) Institutional Structures (cost $5,979,225)				6,421,125

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value
	MUNICIPAL BONDS – 1.3%

	Illinois – 0.8%

$3,735	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$4,121,759
	Nevada – 0.5%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Taxable Series 2011B, 3.176%, 6/01/17		No Opt. Call	AA+	2,600,400
$6,235	Total Municipal Bonds (cost $6,235,000)				6,722,159

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 9.1%

$3,500	Fannie Mae Notes	0.750%	12/19/14	Aaa	$3,521,252

3,160	Fannie Mae Notes	1.250%	9/28/16	Aaa	3,196,125

4,595	Federal National Mortgage Association	2.375%	7/28/15	Aaa	4,776,594

520	Freddie Mac Reference Notes	2.000%	8/25/16	Aaa	538,715

11,100	Freddie Mac Reference Notes, (3)	5.000%	2/16/17	Aaa	12,637,017

2,055	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,360,402

60	Freddie Mac Reference Notes	1.750%	5/30/19	Aaa	59,067

180	U.S. Treasury Bonds	3.125%	2/15/42	Aaa	168,525

100	U.S. Treasury Notes	4.250%	11/15/13	Aaa	101,535

16,685	U.S. Treasury Notes	0.250%	2/28/14	Aaa	16,697,381

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$1,375	U.S. Treasury Notes	2.375%	2/28/15	Aaa	$1,422,534
$43,330	Total U.S. Government and Agency Obligations (cost $45,187,261)				45,479,147

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 48.6%

$1,753	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,834,444

1,449	Ally Auto Receivables Trust 2011-3	0.970%	8/17/15	Aaa	1,451,697

4,415	AmeriCold LLC Trust, Series 2010	2.500%	1/17/29	AAA	4,366,042

1	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Series 1997-3	6.960%	3/25/27	Baa2	934

4,340	Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/15/18	AAA	4,463,851

489	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4	5.205%	12/11/49	AAA	492,250

4,895	Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/12/45	Aaa	4,623,983

2	ContiMortgage Home Equity Loan Trust, Series 1997-2	7.090%	4/15/28	AA	1,744

5,000	Credit Suisse Commercial Mortgage Trust 2013-IVR4	3.000%	7/25/43	AAA	4,964,060

4,082	Fannie Mae Mortgage Pool AB2085	4.000%	1/01/41	Aaa	4,254,231

4,576	Fannie Mae Mortgage Pool AB3194	4.500%	6/01/41	Aaa	4,852,036

3,659	Fannie Mae Mortgage Pool AB5004	3.500%	4/01/27	Aaa	3,814,827

3,853	Fannie Mae Mortgage Pool AB9659	3.000%	6/01/43	Aaa	3,770,577

1,789	Fannie Mae Mortgage Pool AD0706	2.302%	3/01/38	Aaa	1,900,751

3,732	Fannie Mae Mortgage Pool AD1593	4.500%	2/01/40	Aaa	3,953,899

2,122	Fannie Mae Mortgage Pool AE0058	2.358%	7/01/36	Aaa	2,252,995

4,493	Fannie Mae Mortgage Pool AE0217	4.500%	8/01/40	Aaa	4,752,345

6,649	Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	6,758,592

1,472	Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	1,534,351

4,204	Fannie Mae Mortgage Pool AH5575	4.000%	2/01/41	Aaa	4,381,405

1,940	Fannie Mae Mortgage Pool AH5583	4.500%	2/01/41	Aaa	2,057,299

4,470	Fannie Mae Mortgage Pool AH8954	4.000%	4/01/41	Aaa	4,663,418

5,703	Fannie Mae Mortgage Pool AJ7547	4.000%	1/01/42	Aaa	5,949,287

4,560	Fannie Mae Mortgage Pool AJ9355	3.000%	1/01/27	Aaa	4,696,127

2,263	Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	2,402,286

3,607	Fannie Mae Mortgage Pool AL2720	3.000%	11/01/27	Aaa	3,715,074

7,965	Fannie Mae Mortgage Pool AO9636	2.500%	7/01/27	Aaa	8,024,042

5,165	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	5,399,359

658	Fannie Mae Mortgage Pool 725111	2.370%	9/01/33	Aaa	703,737

1,814	Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	1,963,065

3,142	Fannie Mae Mortgage Pool 819652	2.665%	3/01/35	Aaa	3,341,451

433	Fannie Mae Mortgage Pool 848390	1.985%	12/01/35	Aaa	454,083

2,419	Fannie Mae Mortgage Pool 879906	2.894%	10/01/33	Aaa	2,585,948

914	Fannie Mae Mortgage Pool 886034	2.764%	7/01/36	Aaa	978,385

3,087	Fannie Mae Mortgage Pool 960605	5.000%	8/01/37	Aaa	3,333,994

789	Fannie Mae Mortgage Pool 995949	2.508%	9/01/36	Aaa	836,484

6	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-89 K	6.500%	7/25/20	Aaa	6,876

Nuveen Investments	51

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,463	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2003-52 NF	0.593%	6/25/23	Aaa	$1,468,340

3,040	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	3,216,700

3,690	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	3,844,086

3,950	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	4,009,867

5,160	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.000%	TBA	Aaa	5,041,481

8	Federal Home Loan Mortgage Corporation, REMIC 1167 E	7.500%	11/15/21	Aaa	9,028

18	Federal Home Loan Mortgage Corporation, REMIC 1286 A	6.000%	5/15/22	Aaa	19,555

1,918	Federal Home Loan Mortgage Corporation, REMIC 2750 HE	5.000%	2/15/19	Aaa	2,041,070

775	Federal Home Loan Mortgage Corporation, REMIC 2863 HF	0.693%	2/15/19	Aaa	779,736

4,865	Fifth Third Auto Trust, Series 2013 A A3	0.610%	9/15/17	Aaa	4,835,946

4,892	Freddie Mac Gold Pool C09000	3.500%	6/01/42	Aaa	4,962,212

12,026	Freddie Mac Gold Pool C09029	3.000%	3/01/43	Aaa	11,740,472

3,283	Freddie Mac Gold Pool G05852	5.500%	3/01/39	Aaa	3,526,908

3,971	Freddie Mac Gold Pool J13711	3.500%	12/01/25	Aaa	4,126,483

480	Freddie Mac Gold Pool 786281	2.521%	1/01/28	Aaa	514,790

425	Freddie Mac Gold Pool 847161	2.350%	5/01/31	Aaa	453,521

485	Freddie Mac Gold Pool 847190	2.319%	4/01/29	Aaa	517,859

1,615	Freddie Mac Gold Pool 847209	2.269%	10/01/30	Aaa	1,717,810

1,223	Freddie Mac Gold Pool 847210	2.336%	9/01/33	Aaa	1,305,930

2,173	Freddie Mac Gold Pool 848282	2.425%	6/01/38	Aaa	2,303,038

1,554	Freddie Mac Mortgage Pool, Various A96544	3.500%	1/01/41	Aaa	1,576,252

1,091	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	1,112,202

5,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (3)	5.982%	8/10/45	A	5,571,790

5,384	Government National Mortgage Association Pool	3.500%	6/15/42	Aaa	5,533,857

3,750	GraceChurch Card PLC. Series 2012-1A	0.893%	2/15/17	AAA	3,775,759

11	Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1996-9	7.200%	9/15/28	AAA	10,781

4,600	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T1	0.898%	1/15/44	AAA	4,583,900

3,030	JPMorgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2013-C12	3.664%	7/17/45	Aaa	2,985,918

1,111	Mercedes Benz Auto Receivables Trust 2011-1	0.850%	3/16/15	Aaa	1,112,613

2,319	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	2,202,795

3,200	OBP Depositor LLC Trust, Commercial Mortgage Pass-Through Certificates, Series 2010-OBP	4.646%	7/17/45	AAA	3,469,958

1,894	RBSSP Resecuritization Trust 2010-10	0.323%	9/26/36	N/R	1,726,666

2,020	SBA Tower Trust	3.598%	4/15/43	BBB	1,998,760

567	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	567,026

1,653	SMART Trust, Asset Backed Securities, Series 2011-1USA	1.043%	10/14/14	Aaa	1,654,188

213	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.645%	8/25/34	Ba3	206,865

765	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	807,163

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$4,834	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/01/20	Aaa	$4,929,371

4,205	UBS Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/12/45	AAA	3,889,474

4,208	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	4,459,295

6,000	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	4.004%	9/13/28	AAA	6,253,140

1,102	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.273%	6/15/20	Aaa	1,092,886

3,342	Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	3,340,942

3,220	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/17/44	Aaa	3,382,475

4,580	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C12 A2	2.072%	3/17/48	AAA	4,540,998
$237,023	Total Asset-Backed and Mortgage-Backed Securities (cost $243,476,611)				242,755,835

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.3%

	Mexico – 0.3%

$1,400	United Mexican States	5.625%	1/15/17	Baa1	$1,556,100
$1,400	Total Sovereign Debt (cost $1,387,694)				1,556,100

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.5%

	Money Market Funds – 11.5%

57,635,312	Mount Vernon Securities Lending Trust Prime Portfolio, 0.195% (6), (7)				$57,635,312
	Total Investments Purchased with Collateral from Securities Lending (cost $57,635,312)				57,635,312

Shares	Description (1)	Coupon			Value
	SHORT-TERM INVESTMENTS – 5.6%

	Money Market Funds – 5.6%

28,052,047	First American Treasury Obligations Fund, Class Z	0.000% (6)			$28,052,047
	Total Short-Term Investments (cost $28,052,047)				28,052,047
	Total Investments (cost $574,081,940) – 115.0%				574,815,159
	Other Assets Less Liabilities – (15.0)%				(74,810,618)
	Net Assets – 100%				$500,004,541

Nuveen Investments	53

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2013

Investments in Derivatives as of June 30, 2013

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	62	9/13	$13,640,000	$21,668
U.S. Treasury 5-Year Note	Long	196	9/13	23,725,188	(315,029)
U.S. Treasury 10-Year Note	Long	303	9/13	38,348,439	(869,651)
U.S. Treasury Long Bond	Short	(36)	9/13	(4,890,375)	75,059
U.S. Treasury Ultra Bond	Short	(163)	9/13	(24,011,938)	777,292
				$46,811,314	$(310,661)
*	Total Notional Amount at Value of Long and Short positions were $75,713,627 and $(28,902,313), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $56,322,451.
(4)	Perpetual security. Maturity date is not applicable.
(5)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.
N/A	Not applicable.
N/R	Not rated.
TBA	To be announced. Maturity date not known prior to settlement of this transaction.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

54	Nuveen Investments

Portfolio of Investments

Nuveen Core Plus Bond Fund

June 30, 2013

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 2.4%

	Commercial Banks – 1.0%

159,208	PNC Financial Services	6.125%		BBB	$4,281,103

95,750	Regions Financial Corporation, (3)	6.375%		BB	2,345,875
	Total Commercial Banks				6,626,978
	Consumer Finance – 0.3%

83,000	Discover Financial Services, (3)	6.500%		BB	2,083,300
	Insurance – 0.9%

104,794	Endurance Specialty Holdings Limited	7.500%		BBB–	2,814,767

120,000	Hartford Financial Services Group Inc.	7.875%		BB+	3,537,600
	Total Insurance				6,352,367
	Thrifts & Mortgage Finance – 0.2%

218,000	Federal National Mortgage Association, (3)	8.250%		Ca	991,900
	Total $25 Par (or similar) Retail Structures (cost $19,241,900)				16,054,545

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 51.2%

	Aerospace & Defense – 0.7%

$2,000	Bombardier Inc., 144A	6.125%	1/15/23	BB	$1,985,000

2,780	Exelis, Inc.	5.550%	10/01/21	BBB+	2,824,158
4,780	Total Aerospace & Defense				4,809,158
	Airlines – 0.3%

1,849	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	BBB+	2,024,534
	Automobiles – 0.2%

1,340	General Motors Financial Company Inc., 144A	4.250%	5/15/23	BB	1,247,875
	Biotechnology – 0.2%

1,400	STHI Holding Corporation, 144A	8.000%	3/15/18	B	1,512,000
	Building Products – 0.3%

2,120	Owens Corning Incorporated	4.200%	12/15/22	BBB–	2,054,252
	Capital Markets – 4.0%

1,500	E Trade Financial Corporation	6.375%	11/15/19	B2	1,522,500

4,640	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	5,213,611

2,495	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	2,669,398

3,685	Goldman Sachs Group, Inc., (3)	6.750%	10/01/37	A–	3,774,781

8,250	Morgan Stanley	6.625%	4/01/18	A	9,351,004

4,105	Morgan Stanley	5.500%	7/28/21	A	4,383,434
24,675	Total Capital Markets				26,914,728
	Chemicals – 1.1%

2,375	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	2,315,625

3,830	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	4,196,466

1,000	Ineos Finance PLC, 144A, (3)	7.500%	5/01/20	BB–	1,062,500
7,205	Total Chemicals				7,574,591
	Commercial Banks – 2.9%

3,350	Australia and New Zealand Banking Group Limited, 144A	2.400%	11/23/16	Aaa	3,466,915

2,900	Bancolombia SA	5.950%	6/03/21	Baa2	3,081,250

Nuveen Investments	55

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Banks (continued)

$844	FNBC 1993-A Pass-Through Trust Certificates	8.080%	1/05/18	Aa1	$932,695

1,890	HSBC Holdings PLC	6.800%	6/01/38	A+	2,173,806

1,660	ING Bank NV, 144A	3.750%	3/07/17	A+	1,737,422

3,050	Rabobank Nederland, (3)	3.875%	2/08/22	Aa2	3,071,408

1,950	Royal Bank of Scotland	6.125%	12/15/22	BBB–	1,855,562

1,825	Sovereign Bank	8.750%	5/30/18	Baa2	2,206,611

1,220	Wells Fargo & Company, (3)	3.450%	2/13/23	A+	1,165,143
18,689	Total Commercial Banks				19,690,812
	Commercial Services & Supplies – 0.5%

2,000	Ceridian Corporation, 144A	8.875%	7/15/19	B1	2,222,500

990	R.R. Donnelley & Sons Company	7.625%	6/15/20	BB	1,004,850
2,990	Total Commercial Services & Supplies				3,227,350
	Communications Equipment – 0.3%

2,125	America Movil S.A. de C.V.	5.000%	10/16/19	A2	2,301,777
	Computers & Peripherals – 1.1%

1,965	Apple Inc., 144A	3.850%	5/04/43	AA+	1,745,376

1,935	Hewlett Packard Company, (3)	4.650%	12/09/21	A–	1,935,178

510	Lexmark International Group Incorporated	5.125%	3/15/20	BBB–	512,731

1,375	NCR Corporation	5.000%	7/15/22	BB	1,326,875

1,820	Seagate HDD Cayman, (3)	7.000%	11/01/21	BBB–	1,947,400
7,605	Total Computers & Peripherals				7,467,560
	Consumer Finance – 1.0%

3,348	Capital One Bank	3.375%	2/15/23	Baa1	3,164,710

1,790	Discover Financial Services	5.200%	4/27/22	BBB	1,847,579

2,000	Ford Motor Credit Company, (3)	4.250%	9/20/22	Baa3	1,965,732
7,138	Total Consumer Finance				6,978,021
	Containers & Packaging – 0.8%

1,500	Ardagh Packaging Finance / MP HD USA, 144A	4.875%	11/15/22	Ba3	1,402,500

985	Ball Corporation	4.000%	11/15/23	BB+	911,125

1,000	Crown Americas Capital Corporation IV, 144A	4.500%	1/15/23	BB	942,500

2,000	Rock-Tenn Company	3.500%	3/01/20	BBB–	1,957,044
5,485	Total Containers & Packaging				5,213,169
	Diversified Financial Services – 5.1%

2,250	Bank of America Corporation	6.500%	8/01/16	A	2,536,754

3,725	Bank of America Corporation	5.750%	12/01/17	A	4,139,872

2,845	Bank of America Corporation	5.875%	1/05/21	A	3,202,008

3,205	Citigroup Inc.	4.500%	1/14/22	A	3,339,062

1,870	Citigroup Inc., (3)	4.050%	7/30/22	BBB+	1,797,268

2,915	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,592,449

5,845	JPMorgan Chase & Company	4.500%	1/24/22	A+	6,120,428

6,000	JPMorgan Chase & Company, (3)	3.200%	1/25/23	A+	5,695,842

1,680	JPMorgan Chase & Company, (3)	3.375%	5/01/23	A	1,564,349

2,180	JPMorgan Chase & Company	6.400%	5/15/38	A+	2,557,129
32,515	Total Diversified Financial Services				34,545,161

56	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services – 2.0%

$2,970	AT&T, Inc.	5.550%	8/15/41	A	$3,092,379

2,000	Frontier Communications Corporation, (3)	8.500%	4/15/20	BB+	2,205,000

3,190	Qwest Corporation, (3)	6.750%	12/01/21	BBB–	3,551,201

2,000	SBA Telecommunications Corporation, 144A	5.750%	7/15/20	B+	2,005,000

2,010	Verizon Communications, (3)	6.900%	4/15/38	A	2,470,793
12,170	Total Diversified Telecommunication Services				13,324,373
	Electric Utilities – 1.0%

2,500	Exelon Generation Co. LLC	4.250%	6/15/22	BBB+	2,500,278

1,685	MidAmerican Energy Holdings Company	6.125%	4/01/36	BBB+	1,911,574

2,095	PPL Capital Funding Inc.	3.500%	12/01/22	BBB	2,004,217
6,280	Total Electric Utilities				6,416,069
	Energy Equipment & Services – 2.4%

2,180	Diamond Offshore Drilling Inc., (3)	5.700%	10/15/39	A–	2,559,311

3,870	Ensco PLC	4.700%	3/15/21	BBB+	4,108,868

2,000	Markwest Energy Partners LP, (3)	6.750%	11/01/20	BB	2,110,000

2,935	Nabors Industries Inc., (3)	5.000%	9/15/20	BBB	2,991,965

2,500	Transocean Inc., (3)	3.800%	10/15/22	BBB–	2,381,380

1,880	Weatherford International Limited	7.000%	3/15/38	Baa2	2,009,790
15,365	Total Energy Equipment & Services				16,161,314
	Gas Utilities – 0.4%

2,375	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,428,438
	Health Care Providers & Services – 0.9%

2,000	HCA Inc., (3)	6.500%	2/15/20	BB+	2,163,750

1,500	Tenet Healthcare Corporation, 144A	4.375%	10/01/21	BB	1,376,250

2,185	UnitedHealth Group Incorporated	6.875%	2/15/38	A	2,729,808
5,685	Total Health Care Providers & Services				6,269,808
	Hotels, Restaurants & Leisure – 0.2%

1,360	Wynn Las Vegas LLC Corporation, 144A, (3)	4.250%	5/30/23	BBB–	1,258,000
	Independent Power Producers & Energy Traders – 0.2%

1,000	Calpine Corporation, 144A	7.875%	7/31/20	BB+	1,085,000
	Insurance – 3.1%

3,975	AFLAC Insurance, (3)	6.450%	8/15/40	A–	4,668,753

2,950	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	3,325,526

3,015	Liberty Mutual Group Inc., 144A	5.000%	6/01/21	Baa2	3,180,340

1,760	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	1,806,967

1,000	Lincoln National Corporation	8.750%	7/01/19	A–	1,282,133

1,640	Pacific LifeCorp.	6.000%	2/10/20	BBB+	1,830,803

4,000	Prudential Holdings LLC, 144A	7.245%	12/18/23	AA–	4,908,552
18,340	Total Insurance				21,003,074
	IT Services – 0.4%

2,750	Computer Sciences Corporation	4.450%	9/15/22	BBB	2,715,474
	Leisure Equipment & Products – 0.4%

2,950	Hyatt Hotels Corporation, (3)	3.375%	7/15/23	BBB	2,750,149

Nuveen Investments	57

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 5.1%

$2,000	Clear Channel Worldwide, 144A	6.500%	11/15/22	BB–	$2,060,000

2,215	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	2,391,586

3,350	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	3,217,977

2,000	Dish DBS Corporation, 144A	4.250%	4/01/18	BB–	1,960,000

3,060	NBC Universal Media LLC	6.400%	4/30/40	A–	3,659,500

1,925	NBC Universal Media LLC, (3)	4.450%	1/15/43	A–	1,797,032

3,590	News America Holdings Inc.	6.650%	11/15/37	BBB+	4,131,178

1,635	SES SA, 144A, (3)	3.600%	4/04/23	BBB	1,589,514

2,000	Sinclair Television Group	5.375%	4/01/21	B1	1,930,000

1,800	Sirius XM Radio Inc., 144A	4.250%	5/15/20	BB	1,692,000

2,410	Time Warner Cable Inc.	5.875%	11/15/40	BBB	2,207,685

2,000	UnityMedia Hessen GmBH, 144A, (3)	7.500%	3/15/19	Ba3	2,105,000

2,987	Viacom Inc.	4.375%	3/15/43	BBB+	2,533,564

2,725	Vivendi SA, 144A	4.750%	4/12/22	BBB	2,725,463
33,697	Total Media				34,000,499
	Metals & Mining – 5.0%

6,035	Alcoa Inc., (3)	5.400%	4/15/21	BBB–	5,874,547

4,530	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	3,746,650

5,925	ArcelorMittal, (3)	6.750%	2/25/22	BB+	6,073,125

3,500	Cliffs Natural Resources Inc., (3)	4.800%	10/01/20	BBB–	3,154,886

1,535	Freeport McMoRan Copper & Gold, Inc., (3)	3.550%	3/01/22	BBB	1,394,328

3,700	Newmont Mining Corporation, (3)	3.500%	3/15/22	BBB+	3,166,220

2,770	Rio Tinto Finance USA PLC, (3)	2.875%	8/21/22	A–	2,539,807

1,440	Teck Resources Limited	6.250%	7/15/41	BBB	1,364,207

3,895	Vale Overseas Limited	6.875%	11/10/39	A–	3,931,539

2,340	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	2,343,295
35,670	Total Metals & Mining				33,588,604
	Oil, Gas & Consumable Fuels – 5.9%

3,230	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	3,623,976

2,000	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,413,842

2,000	Cheniere Energy Inc., 144A	5.625%	2/01/21	BB+	1,940,000

1,500	Chesapeake Energy Corporation, (3)	6.125%	2/15/21	BB–	1,575,000

2,000	Cimarex Energy Company	5.875%	5/01/22	BB+	2,070,000

2,000	Continental Resources Inc.	5.000%	9/15/22	BB+	2,035,000

2,000	Denbury Resources Incorporated	4.625%	7/15/23	BB	1,845,000

1,725	Everest Acquisition LLC Finance, (3)	6.875%	5/01/19	Ba3	1,845,750

4,785	Lukoil International Finance, 144A	6.125%	11/09/20	BBB	5,036,213

1,500	Noble Energy Inc.	4.150%	12/15/21	BBB	1,548,770

2,495	Petrobras International Finance Company	6.875%	1/20/40	A3	2,518,645

2,255	Petro-Canada	6.800%	5/15/38	BBB+	2,613,279

3,000	Petroleos Mexicanos	5.500%	1/21/21	Baa1	3,195,000

2,000	Range Resources Corporation	6.750%	8/01/20	BB	2,145,000

1,900	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	1,930,189

1,955	Southwestern Energy Company	4.100%	3/15/22	BBB–	1,946,662

1,480	Targa Resources Inc., 144A	4.250%	11/15/23	BB	1,320,900
37,825	Total Oil, Gas & Consumable Fuels				39,603,226

58	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Paper & Forest Products – 1.1%

$2,485	Domtar Corporation	4.400%	4/01/22	BBB–	$2,409,657

1,820	Georgia-Pacific Corporation, 144A	5.400%	11/01/20	A	2,029,484

2,265	International Paper Company	8.700%	6/15/38	BBB	3,074,092
6,570	Total Paper & Forest Products				7,513,233
	Pharmaceuticals – 0.2%

1,375	AbbVie Inc., 144A	2.900%	11/06/22	A+	1,285,819
	Real Estate Investment Trust – 1.0%

1,200	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,241,593

2,995	Prologis Inc.	6.875%	3/15/20	BBB	3,475,209

2,315	Realty Income Corporation	3.250%	10/15/22	BBB+	2,117,405
6,510	Total Real Estate Investment Trust				6,834,207
	Road & Rail – 0.2%

1,125	Hertz Corporation, 144A	6.250%	10/15/22	B	1,174,219
	Semiconductors & Equipment – 0.2%

1,300	Intel Corporation	4.800%	10/01/41	A+	1,292,535
	Specialty Retail – 0.3%

2,000	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB	2,129,378
	Thrifts & Mortgage Finance – 0.4%

2,730	WEA Finance LLC, 144A	4.625%	5/10/21	A2	2,879,997
	Tobacco – 1.0%

2,200	Altria Group Inc.	2.850%	8/09/22	Baa1	2,034,289

2,000	Imperial Tobacco Finance, 144A	3.500%	2/11/23	BBB	1,880,320

2,705	Lorillard Tobacco, (3)	6.875%	5/01/20	Baa2	3,108,270
6,905	Total Tobacco				7,022,879
	Trading Companies & Distributors – 0.3%

2,000	International Lease Finance Corporation, (3)	4.625%	4/15/21	BBB–	1,840,000
	Transportation Infrastructure – 0.6%

3,800	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	4,037,046
	Wireless Telecommunication Services – 0.4%

2,780	American Tower Company	5.050%	9/01/20	BBB	2,921,482
$332,478	Total Corporate Bonds (cost $338,181,141)				345,095,811

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 4.0%

	Capital Markets – 0.3%

$2,415	Goldman Sachs Capital II	4.000%	N/A (4)	BB+	$1,919,925
	Commercial Banks – 1.1%

1,620	Fifth Third Bancorp., (3)	5.100%	N/A (4)	BB+	1,530,900

3,500	Wachovia Capital Trust III	5.570%	N/A (4)	BBB+	3,434,375

2,760	Wells Fargo Capital Trust X	5.950%	12/15/36	BBB+	2,718,600
7,880	Total Commercial Banks				7,683,875
	Diversified Financial Services – 1.0%

1,930	Citigroup Inc., (3)	5.950%	N/A (4)	BB	1,920,543

4,000	General Electric Capital Corporation	7.125%	N/A (4)	AA–	4,520,000
5,930	Total Diversified Financial Services				6,440,543

Nuveen Investments	59

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 0.2%

$1,785	Electricite de France, 144A, (3)	5.250%	N/A (4)	A3	$1,706,460
	Insurance – 1.4%

2,970	Catlin Insurance Company Limited	7.249%	N/A (4)	BBB+	3,036,825

2,205	Lincoln National Corporation	6.050%	4/20/67	BBB	2,160,194

1,095	Prudential Financial Inc.	5.200%	3/15/44	BBB+	1,034,775

2,755	ZFS Finance USA Trust V	6.500%	5/09/37	A	2,934,075
9,025	Total Insurance				9,165,869
$27,035	Total $1,000 Par (or similar) Institutional Structures (cost $25,578,543)				26,916,672

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value
	MUNICIPAL BONDS – 1.0%

	Illinois – 1.0%

$5,765	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$6,361,966
$5,765	Total Municipal Bonds (cost $5,765,000)				6,361,966

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 5.4%

$4,455	U.S. Treasury Bonds	4.250%	11/15/40	Aaa	$5,122,555

425	U.S. Treasury Bonds	4.750%	2/15/41	Aaa	528,195

7,150	U.S. Treasury Notes	2.375%	2/28/15	Aaa	7,397,176

8,985	U.S. Treasury Notes	1.250%	8/31/15	Aaa	9,145,041

1,385	U.S. Treasury Notes	3.625%	2/15/20	Aaa	1,545,033

5,845	U.S. Treasury Notes	2.625%	8/15/20	Aaa	6,108,025

2,020	U.S. Treasury Notes	2.000%	11/15/21	Aaa	1,985,123

2,635	U.S. Treasury Notes	1.750%	5/15/22	Aaa	2,512,514

2,065	U.S. Treasury Notes	3.875%	8/15/40	Aaa	2,232,136
$34,965	Total U.S. Government and Agency Obligations (cost $34,576,485)				36,575,798

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 35.9%

$4,022	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$4,208,668

3,075	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	3,545,592

1	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Series 1997-3	6.960%	3/25/27	Baa2	1,368

951	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	CC	313,701

1,250	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	BB	1,224,011

750	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	3.450%	3/15/19	Baa3	739,241

982	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, (3)	5.205%	12/11/49	AAA	988,707

192	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	AA+	196,383

60	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,569	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	$1,335,167

1,160	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.762%	2/25/34	A	1,076,434

539	Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	2.443%	9/25/23	BB+	488,521

5,000	Credit Suisse Commercial Mortgage Trust 2013-IVR4	3.000%	7/25/43	AAA	4,964,060

3,132	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.208%	4/25/33	A+	3,004,898

2,550	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	2,692,397

7,427	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	7,758,246

6,943	Fannie Mae Mortgage Pool AB9659	3.000%	6/01/43	Aaa	6,793,876

5,111	Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	5,405,818

6,921	Fannie Mae Mortgage Pool AD4375	5.000%	5/01/40	Aaa	7,533,132

6,100	Fannie Mae Mortgage Pool AE7265	4.000%	1/01/41	Aaa	6,358,274

7,704	Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	8,029,980

2,260	Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	2,398,555

1,652	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	1,726,670

138	Fannie Mae Mortgage Pool 250551	7.000%	5/01/26	Aaa	157,236

578	Fannie Mae Mortgage Pool 252255	6.500%	2/01/29	Aaa	664,012

1,240	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	1,346,527

923	Fannie Mae Mortgage Pool 254379	7.000%	7/01/32	Aaa	1,048,936

986	Fannie Mae Mortgage Pool 254447	6.000%	9/01/32	Aaa	1,085,759

874	Fannie Mae Mortgage Pool 254513	6.000%	10/01/22	Aaa	950,593

2,178	Fannie Mae Mortgage Pool 255575	5.500%	1/01/25	Aaa	2,385,831

513	Fannie Mae Mortgage Pool 256845	6.500%	8/01/37	Aaa	568,585

1,585	Fannie Mae Mortgage Pool 256852	6.000%	8/01/27	Aaa	1,737,306

815	Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	876,136

954	Fannie Mae Mortgage Pool 257307	6.000%	8/01/38	Aaa	1,037,003

80	Fannie Mae Mortgage Pool 340798	7.000%	4/01/26	Aaa	89,540

45	Fannie Mae Mortgage Pool 440780	5.500%	2/01/14	Aaa	47,126

17	Fannie Mae Mortgage Pool 535206	7.000%	2/01/15	Aaa	17,822

137	Fannie Mae Mortgage Pool 545359	2.405%	3/01/31	Aaa	146,762

333	Fannie Mae Mortgage Pool 545813	7.000%	7/01/32	Aaa	389,064

218	Fannie Mae Mortgage Pool 545815	7.000%	7/01/32	Aaa	247,472

1,441	Fannie Mae Mortgage Pool 555798	6.500%	5/01/33	Aaa	1,612,359

1,158	Fannie Mae Mortgage Pool 555800	5.500%	10/01/33	Aaa	1,267,059

2,239	Fannie Mae Mortgage Pool 555843	2.212%	8/01/30	Aaa	2,378,300

112	Fannie Mae Mortgage Pool 591038	7.000%	8/01/16	Aaa	118,150

499	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	527,209

2,041	Fannie Mae Mortgage Pool 688330	6.000%	3/01/33	Aaa	2,277,062

1,617	Fannie Mae Mortgage Pool 694605	5.500%	4/01/33	Aaa	1,769,385

3,733	Fannie Mae Mortgage Pool 709446	5.500%	7/01/33	Aaa	4,169,573

737	Fannie Mae Mortgage Pool 725248	5.000%	3/01/34	Aaa	797,111

571	Fannie Mae Mortgage Pool 725553	2.175%	9/01/33	Aaa	603,526

2,585	Fannie Mae Mortgage Pool 735054	5.180%	11/01/34	Aaa	2,775,340

Nuveen Investments	61

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2013

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,672		Fannie Mae Mortgage Pool 735273	6.500%	6/01/34	Aaa	$3,008,660

1,688		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	1,818,768

136		Fannie Mae Mortgage Pool 772130	6.000%	11/01/33	Aaa	149,909

205		Fannie Mae Mortgage Pool 772256	6.000%	11/01/33	Aaa	224,424

331		Fannie Mae Mortgage Pool 781776	6.000%	10/01/34	Aaa	364,868

895		Fannie Mae Mortgage Pool 885536	6.000%	8/01/36	Aaa	986,123

4,642		Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	5,034,818

159		Fannie Mae Mortgage Pool 889706	6.000%	6/01/38	Aaa	173,180

1,804		Fannie Mae Mortgage Pool 900555	6.000%	9/01/36	Aaa	1,986,784

1,215		Fannie Mae Mortgage Pool 932260	5.000%	12/01/39	Aaa	1,329,393

3,745		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	3,960,816

680		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	739,022

5,824		Fannie Mae Mortgage Pool 973241	5.000%	3/01/38	Aaa	6,258,870

1		Fannie Mae Mortgage Pool 983077	5.000%	5/01/38	Aaa	551

—	(11)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	363

1,314		Fannie Mae Mortgage Pool 993138	6.000%	10/01/38	Aaa	1,431,574

13		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1988-24 G	7.000%	10/25/18	Aaa	14,410

12		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-44 H	9.000%	7/25/19	Aaa	13,392

3		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-90 E	8.700%	12/25/19	Aaa	3,012

9		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-30 E	6.500%	3/25/20	Aaa	9,946

12		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-61 H	7.000%	6/25/20	Aaa	13,489

11		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-72 B	9.000%	7/25/20	Aaa	12,810

15		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-102 J	6.500%	8/25/20	Aaa	16,288

121		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-105 J	6.500%	9/25/20	Aaa	131,040

44		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-56 M	6.750%	6/25/21	Aaa	46,490

78		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-134 Z	7.000%	10/25/21	Aaa	87,032

11		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-120 C	6.500%	7/25/22	Aaa	12,540

364		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1996-35 Z	7.000%	7/25/26	Aaa	412,712

919		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2005-62 JE	5.000%	6/25/35	Aaa	1,030,459

1,214		Fannie Mae REMIC Pass-Through Certificates 2003-W1 B1	5.750%	12/25/42	B1	791,866

4,920		Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	4,994,569

3,475		Fannie Mae TBA Mortgage Pool, (WI/DD)	3.000%	TBA	Aaa	3,395,183

12		Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	13,023

22		Federal Home Loan Mortgage Corporation, REMIC 1118 Z	8.250%	7/15/21	Aaa	25,101

33		Federal Home Loan Mortgage Corporation, REMIC 162 F	7.000%	5/15/21	Aaa	36,336

62	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$21	Federal Home Loan Mortgage Corporation, REMIC 1790 A	7.000%	4/15/22	Aaa	$22,592

75	Federal Home Loan Mortgage Corporation, REMIC 188 H	7.000%	9/15/21	Aaa	83,806

1,154	Federal Home Loan Mortgage Corporation, REMIC 2704 JF	0.743%	5/15/23	Aaa	1,162,162

1,819	Federal Home Loan Mortgage Corporation, REMIC 2901 UB	5.000%	3/15/33	Aaa	1,845,617

1,469	Federal Home Loan Mortgage Corporation, REMIC 3591 FP	0.793%	6/15/39	Aaa	1,479,216

7	Federal Home Loan Mortgage Corporation, REMIC 6 C	9.050%	6/15/19	Aaa	7,167

2,502	Freddie Mac Gold Pool 1G2163	2.848%	9/01/37	Aaa	2,671,083

518	Freddie Mac Gold Pool 847190	2.319%	4/01/29	Aaa	553,330

626	Freddie Mac Gold Pool 847180	2.410%	3/01/30	Aaa	669,850

906	Freddie Mac Gold Pool 847240	2.288%	7/01/30	Aaa	959,162

419	Freddie Mac Gold Pool 846984	1.923%	6/01/31	Aaa	441,683

717	Freddie Mac Mortgage Pool, Various A15521	6.000%	11/01/33	Aaa	800,583

837	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	961,378

555	Freddie Mac Mortgage Pool, Various C00676	6.500%	11/01/28	Aaa	637,281

450	Freddie Mac Mortgage Pool, Various C00689	6.500%	12/01/28	Aaa	502,275

255	Freddie Mac Mortgage Pool, Various C00742	6.500%	4/01/29	Aaa	285,101

263	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	299,427

302	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	335,988

370	Freddie Mac Mortgage Pool, Various P10023	4.500%	3/01/18	Aaa	380,722

1,094	Freddie Mac Mortgage Pool, Various P10032	4.500%	5/01/18	Aaa	1,124,612

87	Freddie Mac Non Gold Participation Certificates 846757	2.326%	5/01/25	Aaa	92,925

5,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (3)	5.982%	8/10/45	A	5,571,790

559	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.699%	3/25/43	Ba3	358,519

674	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2	7.500%	3/25/35	B1	703,497

762	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2	7.500%	9/25/35	Ba3	794,168

6,220	Government National Mortgage Association TBA Mortgage Backed Securities, (WI/DD)	3.000%	TBA	Aaa	6,149,053

6,626	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	7,069,801

193	Government National Mortgage Association Pool 537699	7.500%	11/15/30	Aaa	221,388

1	Government National Mortgage Association Pool 8259	1.750%	8/20/23	Aaa	793

933	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.630%	3/25/35	BBB+	911,927

2,287	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.473%	6/25/37	CCC	1,893,766

5,570	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C4	4.106%	7/17/46	AAA	5,935,838

135	LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C7	5.103%	11/18/30	AAA	135,482

6,000	LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C2	4.367%	3/15/36	AAA	6,104,832

1,095	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.522%	4/25/38	BB+	1,111,728

1,617	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,806,213

Nuveen Investments	63

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$843	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB+	$874,762

3,607	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	3,426,570

4,185	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	4,368,106

5,590	OBP Depositor LLC Trust, Commercial Mortgage Pass-Through Certificates, Series 2010-OBP	4.646%	7/17/45	AAA	6,061,584

3,198	RBSSP Resecuritization Trust 2010-10	0.323%	9/26/36	N/R	2,915,572

2,977	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.319%	10/28/36	N/R	2,807,206

2,610	SBA Tower Trust	3.598%	4/15/43	BBB	2,582,556

852	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	851,969

3,168	Springleaf Mortgage Loan Trust 2011-1	4.050%	1/25/58	AAA	3,273,567

308	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.645%	8/25/34	Ba3	299,368

2,074	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-P10B	5.681%	8/10/16	Aaa	2,245,358

6,380	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	6,760,291

1,706	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.273%	6/15/20	Aaa	1,691,677

3,912	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.963%	10/20/35	CCC	3,120,090

1,040	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa2	941,996

5,000	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/17/44	Aaa	5,252,289
$233,805	Total Asset-Backed and Mortgage-Backed Securities (cost $233,099,252)				241,960,020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.1%

	Poland – 0.1%

$1,000	Republic of Poland	3.000%	3/17/23	A2	$902,500
$1,000	Total Sovereign Debt (cost $984,480)				902,500

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.1%

	Money Market Funds – 11.1%

74,451,214	Mount Vernon Securities Lending Trust Prime Portfolio, 0.195% (6), (7)				$74,451,214
	Total Investments Purchased with Collateral from Securities Lending (cost $74,451,214)				74,451,214

64	Nuveen Investments

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 1.9%

12,514,364	First American Treasury Obligations Fund, Class Z	0.000% (6)	$12,514,364
	Total Short-Term Investments (cost $12,514,364)		12,514,364
	Total Investments (cost $744,392,379) – 113.0%		760,832,890
	Other Assets Less Liabilities – (13.0)% (8)		(87,307,356)
	Net Assets – 100%		$673,525,534

Investments in Derivatives as of June 30, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (8)
Goldman Sachs	Canadian Dollar	6,939,150	U.S. Dollar	7,100,000	8/09/13	$(188,176)
Goldman Sachs	U.S. Dollar	7,100,000	Canadian Dollar	6,771,869	8/09/13	20,894
						$(167,282)

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (9)	Current Credit Spread (10)	Notional Amount (U.S. Dollars)	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	Markit CDX NA HY20 Index	Sell	4.32%	$3,300,000	5.000%	6/20/18	$104,931	$(29,525)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (8)
Deutsche Bank AG	$23,000,000	Receive	3-Month USD-LIBOR-BBA	1.741%	Semi-Annually	11/08/22	$1,634,060
JPMorgan Chase	12,000,000	Receive	3-Month USD-LIBOR-BBA	2.078	Semi-Annually	2/19/23	504,724
	$35,000,000						$2,138,784

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	54	9/13	$6,536,531	$(97,815)
U.S. Treasury 10-Year Note	Short	(592)	9/13	(74,925,000)	1,653,606
U.S. Treasury Long Bond	Short	(62)	9/13	(8,422,312)	306,406
U.S. Treasury Ultra Bond	Short	(69)	9/13	(10,164,562)	373,212
				$(86,975,343)	$2,235,409
*	Total Notional Amount at Value of Long and Short positions were $6,536,531 and $(93,511,874), respectively.

Nuveen Investments	65

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2013

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $72,740,635.
(4)	Perpetual security. Maturity date is not applicable.
(5)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.
(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(9)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(10)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
(11)	Principal Amount (000) rounds to less than $1,000.
N/A	Not applicable.
N/R	Not rated.
TBA	To be announced. Maturity date not known prior to settlement of this transaction.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
USD-LIBOR-BBA	United States Dollar–London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

66	Nuveen Investments

Portfolio of Investments

Nuveen Global Total Return Bond Fund

June 30, 2013

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 1.7%

	Commercial Banks – 0.7%

2,400	PNC Financial Services	6.125%		BBB	$64,536

2,000	Regions Financial Corporation	6.375%		BB	49,000
	Total Commercial Banks				113,536
	Consumer Finance – 0.4%

3,000	Discover Financial Services	6.500%		BB	75,300
	Insurance – 0.4%

2,400	Hartford Financial Services Group Inc.	7.875%		BB+	70,752
	Oil, Gas & Consumable Fuels – 0.2%

1,440	Nustar Logistics Limited Partnership	7.625%		Ba2	37,728
	Total $25 Par (or similar) Retail Structures (cost $279,681)				297,316

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 40.7%

	Airlines – 0.2%

$24	Delta Air Lines Pass Through Certificates, Series 2012-1B	6.875%	5/07/19	BB+	$25,439
	Auto Components – 0.7%

50	Ahern Rentals Inc., 144A	9.500%	6/15/18	B	49,875

45	American & Axle Manufacturing Inc.	6.625%	10/15/22	B	45,675

25	Pittsburgh Glass Works LLC, 144A	8.500%	4/15/16	B+	24,750
120	Total Auto Components				120,300
	Automobiles – 0.4%

30	Chrysler GP/CG Company	8.000%	6/15/19	B1	32,738

30	General Motors Financial Company Inc., 144A	4.250%	5/15/23	BB	27,938
60	Total Automobiles				60,676
	Biotechnology – 0.1%

20	STHI Holding Corporation, 144A	8.000%	3/15/18	B	21,600
	Capital Markets – 3.2%

40	E Trade Financial Corporation	6.375%	11/15/19	B2	40,600

125	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	140,453

150	Morgan Stanley	4.875%	11/01/22	BBB+	148,185

70	Morgan Stanley	6.625%	4/01/18	A	79,342

125	Morgan Stanley	5.500%	7/24/20	A	134,611

25	UBS AG Stamford	4.875%	8/04/20	A	27,605
535	Total Capital Markets				570,796
	Chemicals – 1.2%

25	Hexion US Finance	6.625%	4/15/20	Ba3	24,938

25	Huntsman International LLC, Series 2011	8.625%	3/15/21	B+	27,438

70	Ineos Finance PLC, 144A	7.500%	5/01/20	BB–	74,375

25	Momentive Performance Materials Inc.	8.875%	10/15/20	B1	26,125

50	Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	55,688
195	Total Chemicals				208,564
	Commercial Banks – 0.5%

25	HSBC Holdings PLC	6.800%	6/01/38	A+	28,754

Nuveen Investments	67

Portfolio of Investments

Nuveen Global Total Return Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Banks (continued)

$40	Royal Bank of Scotland	6.125%	12/15/22	BBB–	$38,063

25	Wells Fargo & Company	3.450%	2/13/23	A+	23,876
90	Total Commercial Banks				90,693
	Commercial Services & Supplies – 0.2%

27	Ceridian Corporation, 144A	8.875%	7/15/19	B1	30,004
	Communications Equipment – 0.4%

20	Goodman Networks Inc., 144A	12.125%	7/01/18	B	21,200

50	IntelSat Jackson Holdings, 144A	6.625%	12/15/22	CCC+	48,500
70	Total Communications Equipment				69,700
	Computers & Peripherals – 0.4%

30	Hewlett Packard Company	4.650%	12/09/21	A–	30,003

15	Lexmark International Group Incorporated	5.125%	3/15/20	BBB–	15,080

30	Seagate HDD Cayman	7.000%	11/01/21	BBB–	32,100
75	Total Computers & Peripherals				77,183
	Construction & Engineering – 1.1%

200	Odebrecht Finance Limited, 144A	5.125%	6/26/22	BBB–	196,000
	Consumer Finance – 0.9%

35	Discover Financial Services	5.200%	4/27/22	BBB	36,126

100	Ford Motor Credit Company	6.625%	8/15/17	Baa3	113,179
135	Total Consumer Finance				149,305
	Containers & Packaging – 0.7%

20	Ball Corporation	4.000%	11/15/23	BB+	18,500

2	Intertape Polymer US Inc.	8.500%	8/01/14	B–	1,990

100	Reynolds Group	7.125%	4/15/19	B+	105,625
122	Total Containers & Packaging				126,115
	Diversified Financial Services – 4.1%

50	Bank of America Corporation	5.750%	12/01/17	A	55,569

115	Bank of America Corporation	5.875%	1/05/21	A	129,431

100	Bank of America Corporation	5.700%	1/24/22	A	111,005

20	Citigroup Inc.	4.500%	1/14/22	A	20,837

70	Citigroup Inc.	4.050%	7/30/22	BBB+	67,277

30	Citigroup Inc.	6.125%	8/25/36	BBB+	29,373

30	General Electric Capital Corporation	5.300%	2/11/21	AA	32,909

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	30,810

150	JPMorgan Chase & Company	4.500%	1/24/22	A+	157,068

40	JPMorgan Chase & Company	3.375%	5/01/23	A	37,246

45	JPMorgan Chase & Company	6.400%	5/15/38	A+	52,785
675	Total Diversified Financial Services				724,310
	Diversified Telecommunication Services – 1.4%

25	AT&T, Inc.	5.550%	8/15/41	A	26,030

35	Brasil Telecom S.A., 144A	5.750%	2/10/22	BBB	32,594

20	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	20,500

150	Deutsche Telekom International Finance BV, 144A	4.875%	3/06/42	BBB+	146,323

20	Windstream Corporation	6.375%	8/01/23	BB+	18,700
250	Total Diversified Telecommunication Services				244,147

68	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 0.6%

$55	APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	$50,727

50	Energy Future Intermediate Holding Company LLC	10.000%	12/01/20	B2	54,750
105	Total Electric Utilities				105,477
	Energy Equipment & Services – 1.1%

20	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	23,480

25	Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	24,813

50	Nabors Industries Inc.	5.000%	9/15/20	BBB	50,970

25	Precision Drilling Corporation	6.500%	12/15/21	Ba1	25,313

50	Transocean Inc.	3.800%	10/15/22	BBB–	47,628

25	Weatherford International Limited	7.000%	3/15/38	Baa2	26,726
195	Total Energy Equipment & Services				198,930
	Food Products – 0.5%

20	JBS USA LLC	7.250%	6/01/21	BB	20,000

25	Pinnacle Foods Finance LLC, 144A	4.875%	5/01/21	B–	23,875

40	Tyson Foods	4.500%	6/15/22	BBB	40,873
85	Total Food Products				84,748
	Gas Utilities – 0.1%

25	AmeriGas Finance LLC	6.750%	5/20/20	Ba2	25,875
	Health Care Providers & Services – 1.1%

25	HCA Holdings Inc.	7.750%	5/15/21	B–	27,000

25	Kindred Healthcare Inc.	8.250%	6/01/19	B–	25,625

100	Labco SAS, 144A	8.500%	1/15/18	BB–	135,696
150	Total Health Care Providers & Services				188,321
	Hotels, Restaurants & Leisure – 0.5%

25	Graton Economic Development Authority, 144A	9.625%	9/01/19	B	27,375

25	Shearer’s Foods LLC, 144A	9.000%	11/01/19	B	26,438

25	Viking Cruises Limited, 144A	8.500%	10/15/22	B	27,375
75	Total Hotels, Restaurants & Leisure				81,188
	Independent Power Producers & Energy Traders – 0.4%

25	Calpine Corporation, 144A	7.500%	2/15/21	BB+	26,688

25	Constellation Energy Group	5.150%	12/01/20	BBB+	27,418

20	GenOn Energy	9.500%	10/15/18	B	22,200
70	Total Independent Power Producers & Energy Traders				76,306
	Industrial Conglomerates – 0.1%

20	Abengoa Finance SAU, 144A	8.875%	11/01/17	B+	18,600
	Insurance – 1.1%

30	Allied World Assurance Holdings Limited	7.500%	8/01/16	A–	34,576

35	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	39,455

30	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	30,801

25	MetLife Inc.	6.750%	6/01/16	A–	28,613

20	Prudential Financial Inc.	5.500%	3/15/16	A	22,089

35	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	30,795
175	Total Insurance				186,329
	IT Services – 0.1%

20	First Data Corporation	6.750%	11/01/20	BB–	20,350

Nuveen Investments	69

Portfolio of Investments

Nuveen Global Total Return Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery – 0.8%

$50	Ingersoll Rand, 144A	5.750%	6/15/43	BBB	$50,812

40	Terex Corporation	6.000%	5/15/21	BB–	39,900

55	Turlock Corporation	4.150%	11/02/42	A–	49,346
145	Total Machinery				140,058
	Media – 2.6%

20	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	18,800

20	Comcast Corporation	6.400%	5/15/38	A–	23,872

55	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	59,385

50	Dish DBS Corporation, 144A	4.250%	4/01/18	BB–	49,000

25	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	25,563

30	NBC Universal Media LLC	4.375%	4/01/21	A–	32,361

35	NBC Universal Media LLC	2.875%	1/15/23	A–	33,244

20	News America Holdings Inc.	6.650%	11/15/37	BBB+	23,015

45	SES SA, 144A	3.600%	4/04/23	BBB	43,748

40	Time Warner Inc.	6.100%	7/15/40	BBB+	43,672

28	Viacom Inc.	4.375%	3/15/43	BBB+	23,750

25	Videotron Limited, 144A	5.625%	6/15/25	BB	22,701

60	Vivendi S.A., 144A	4.750%	4/12/22	BBB	60,010
453	Total Media				459,121
	Metals & Mining – 4.1%

105	Alcoa Inc.	5.400%	4/15/21	BBB–	102,208

25	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	20,677

85	ArcelorMittal	6.750%	2/25/22	BB+	87,125

100	Bumi Investment PTE Limited, 144A	10.750%	10/06/17	B–	72,000

70	Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	63,098

25	Coeur D’Alene Mines Corporation, 144A	7.875%	2/01/21	BB–	24,625

50	FMG Resources, 144A	6.000%	4/01/17	BB+	48,625

75	Freeport McMoRan Copper & Gold, Inc.	3.550%	3/01/22	BBB	68,127

25	IAMGOLD Corporation, 144A	6.750%	10/01/20	BB–	21,125

45	Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	46,013

65	Newmont Mining Corporation	3.500%	3/15/22	BBB+	55,623

20	Taseko Mines Limited	7.750%	4/15/19	B	19,750

35	Teck Resources Limited	6.250%	7/15/41	BBB	33,158

25	Vale Overseas Limited	6.875%	11/10/39	A–	25,235

35	WPE International Cooperatief U.A., 144A	10.375%	9/30/20	B+	27,300
785	Total Metals & Mining				714,689
	Oil, Gas & Consumable Fuels – 8.4%

50	Amerada Hess Corporation	7.125%	3/15/33	BBB	58,775

50	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	56,099

80	Apache Corporation	4.250%	1/15/44	A–	71,377

30	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	27,099

25	Atlas Pipeline LP Finance, 144A	5.875%	8/01/23	B+	23,750

25	Bill Barrett Corporation	7.000%	10/15/22	B+	25,000

25	Calumet Specialty Products	9.375%	5/01/19	B	26,750

70	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$50	Carrizo Oil and Gas Inc.	7.500%	9/15/20	B–	$52,000

5	Concho Resources Inc.	5.500%	10/01/22	BB+	4,950

25	Deep Drilling Company	14.250%	3/05/15	N/R	26,875

25	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	24,936

25	Forest Oil Corporation	7.250%	6/15/19	B–	23,500

200	Gazprom OAO Via Gaz Capital SA, 144A	3.850%	2/06/20	Baa1	186,000

25	Halcon Resources Limited Liability Corporation, 144A	9.750%	7/15/20	B	24,938

30	Key Energy Services Inc.	6.750%	3/01/21	BB–	28,800

20	Kodiak Oil and Gas Corporation	8.125%	12/01/19	B–	21,700

20	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	19,050

25	Martin Mid-Stream Partners LP Finance, 144A	7.250%	2/15/21	B–	25,125

25	MEG Energy Corporation, 144A	6.375%	1/30/23	BB	24,250

25	Niska Gas Storage US LLC	8.875%	3/15/18	B+	25,938

30	Noble Energy Inc.	4.150%	12/15/21	BBB	30,975

25	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB–	25,250

30	Offshore Group Investment Limited	7.500%	11/01/19	B–	31,275

20	Paramount Resources Limited, 144A	7.625%	12/04/19	B	19,017

25	PBF Holding Company LLC	8.250%	2/15/20	BB–	26,188

25	Petrobras International Finance Company	5.375%	1/27/21	A3	25,117

50	Petrobras International Finance Company	6.875%	1/20/40	A3	50,474

25	Sabine Pass LNG LP	7.500%	11/30/16	BB+	26,906

25	Sandridge Energy Inc.	8.125%	10/15/22	B2	24,750

200	Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	194,168

25	SM Energy Company	6.625%	2/15/19	BB–	26,188

200	Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	182,467

50	Western Refining Inc., 144A	6.250%	4/01/21	BB–	48,875
1,515	Total Oil, Gas & Consumable Fuels				1,488,562
	Paper & Forest Products – 0.5%

25	Domtar Corporation	4.400%	4/01/22	BBB–	24,242

30	International Paper Company	8.700%	6/15/38	BBB	40,716

25	Tembec Industries, Inc.	11.250%	12/15/18	B3	27,000
80	Total Paper & Forest Products				91,958
	Pharmaceuticals – 0.1%

25	Valeant Pharmaceuticals International, 144A	6.375%	10/15/20	B1	24,719
	Real Estate Investment Trust – 0.6%

30	HCP Inc.	3.750%	2/01/19	BBB+	30,784

15	Prologis Inc.	6.875%	3/15/20	BBB	17,405

20	Simon Property Group, L.P.	5.650%	2/01/20	A	22,851

30	Vornado Realty L.P.	4.250%	4/01/15	BBB	31,230
95	Total Real Estate Investment Trust				102,270
	Real Estate Management & Development – 0.1%

25	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	24,499
	Road & Rail – 0.2%

30	Hertz Corporation	7.375%	1/15/21	B	32,474

Nuveen Investments	71

Portfolio of Investments

Nuveen Global Total Return Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Semiconductors & Equipment – 0.1%

$25	Freescale Semiconductor Inc., 144A	5.000%	5/15/21	B1	$23,749
	Specialty Retail – 0.3%

50	Rite Aid Corporation, 144A, (WI/DD)	6.750%	6/15/21	CCC+	49,125
	Textiles, Apparel & Luxury Goods – 0.1%

20	Jones Group	6.875%	3/15/19	B+	20,100
	Thrifts & Mortgage Finance – 0.2%

40	WEA Finance LLC, 144A	4.625%	5/10/21	A2	42,198
	Tobacco – 0.2%

30	Reynolds American Inc.	3.250%	11/01/22	Baa2	27,888
	Trading Companies & Distributors – 0.3%

40	International Lease Finance Corporation	4.625%	4/15/21	BBB–	36,800

25	Russel Metals Inc., 144A	6.000%	4/19/22	Ba1	23,771
65	Total Trading Companies & Distributors				60,571
	Transportation Infrastructure – 0.2%

35	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	37,182
	Wireless Telecommunication Services – 0.8%

25	American Tower Company	5.050%	9/01/20	BBB	26,272

100	VimpelCom Limited/VIP Finance Ireland, 144A	9.125%	4/30/18	BB	113,750
125	Total Wireless Telecommunication Services				140,022
$7,061	Total Corporate Bonds (cost $7,209,410)				7,180,141

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 0.1%

	Health Care Equipment & Supplies – 0.1%

$20	Boston Properties Limited Partnership	4.125%	5/15/21	A–	$20,536
$20	Total Convertible Bonds (cost $20,363)				20,536

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 3.2%

	Capital Markets – 0.3%

75	Goldman Sachs Capital II, (3)	4.000%	N/A (4)	BB+	$59,625
	Commercial Banks – 0.6%

30	Barclays Bank PLC, (3)	4.750%	N/A (4)	BBB–	28,055

35	Fifth Third Bancorp., (3)	5.100%	N/A (4)	BB+	33,075

30	Rabobank Nederland, 144A, (3)	11.000%	N/A (4)	A–	38,475
	Total Commercial Banks				99,605
	Diversified Financial Services – 1.1%

75	Bank of America Corporation	7.250%	N/A (4)	BB+	83,288

50	Citigroup Inc., (3)	5.950%	N/A (4)	BB	49,755

55	JPMorgan Chase & Company, (3)	5.150%	N/A (4)	BBB	52,388
	Total Diversified Financial Services				185,431
	Electric Utilities – 0.5%

100	Electricite de France, 144A, (3)	5.250%	N/A (4)	A3	95,600

72	Nuveen Investments

Shares/ Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Insurance – 0.5%

25		Genworth Financial Inc., (3)	6.150%	11/15/66	Ba1	$21,688

50		Prudential Financial Inc., (3)	5.200%	3/15/44	BBB+	47,250

25		XL Capital Ltd, (3)	6.500%	N/A (4)	BBB–	24,375
		Total Insurance				93,313
		IT Services – 0.2%

25		Zayo Escrow Corporation, (3)	8.125%	1/1/20	B1	27,124
		Total $1,000 (Par or Similar) Institutional Structures (cost $573,559)				560,698

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 10.6%

$86		Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	$69,945

100		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	3/25/29	Caa1	93,173

53		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	48,620

145		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	153,428

680		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	708,395

535		Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	543,108

250		Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012-1A, 144A	1.927%	10/15/54	AAA	254,340
$1,849		Total Asset-Backed and Mortgage-Backed Securities (cost $1,892,795)				1,871,009

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 39.7%

		Argentina – 0.4%

100		Republic of Argentina	8.750%	6/02/17	B	$75,750
		Bermuda – 0.6%

100		Bermuda Government, 144A	5.603%	7/20/20	AA–	108,500
		Canada – 0.9%

150	CAD	Province of Ontario, Canada Municipal Bond	4.200%	3/08/18	Aa2	154,710
		Indonesia – 0.6%

100		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	108,250
		Ireland – 1.9%

100	EUR	Irish Republic Treasury Bond	5.500%	10/18/17	BBB+	143,897

125	EUR	Irish Republic Treasury Bond	5.900%	10/18/19	BBB+	183,184
225	EUR	Total Ireland				327,081
		Italy – 2.1%

150	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	4.750%	6/01/17	BBB+	206,092

115	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	5.500%	11/01/22	BBB+	160,606
265	EUR	Total Italy				366,698
		Mexico – 11.2%

20	MXN	Mexico Bonos de DeSarrollo	8.000%	12/17/15	A–	166,913

50	MXN	Mexico Bonos de DeSarrollo	6.250%	6/16/16	A–	404,598

36	MXN	Mexico Bonos de DeSarrollo	5.000%	6/15/17	A–	278,220

54	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A–	479,703

Nuveen Investments	73

Portfolio of Investments

Nuveen Global Total Return Bond Fund (continued)

June 30, 2013

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Mexico (continued)

38	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A–	$317,930

40	MXN	United Mexican States	9.500%	12/18/14	A–	331,734
238	MXN	Total Mexico				1,979,098
		Norway – 2.4%

2,300	NOK	Norwegian Government Bond	3.750%	5/25/21	AAA	416,710
		Poland – 1.7%

850	PLN	Poland Government Bond	2.500%	7/25/18	A	241,183

50		Republic of Poland	5.000%	3/23/22	A2	53,750
		Total Poland				294,933
		Portugal – 1.2%

175	EUR	Portugal Obrigacoes do Tesouro	5.650%	2/15/24	BB	211,865
		Russian Federation – 1.2%

200		Russian Federation, 144A	4.500%	4/04/22	Baa1	204,275
		South Africa – 2.6%

2,800	ZAR	Republic of South Africa	7.250%	1/15/20	A–	281,730

1,500	ZAR	Republic of South Africa	10.500%	12/21/26	A–	183,941
4,300	ZAR	Total South Africa				465,671
		Sweden – 1.9%

2,000	SEK	Republic of Sweden	3.500%	6/01/22	AAA	331,909
		Turkey – 6.4%

1,000	TRY	Republic of Turkey, Government Bond	9.000%	3/08/17	BBB	535,333

385	TRY	Republic of Turkey, Government Bond	10.500%	1/15/20	BBB	221,973

430	TRY	Republic of Turkey, Government Bond	7.100%	3/08/23	BBB	205,112

200	TRY	Republic of Turkey, Government Bond	4.875%	4/16/43	BBB–	172,000
2,015	TRY	Total Turkey				1,134,418
		Ukraine – 0.5%

100		Republic of Ukraine, 144A	7.750%	9/23/20	B	91,251
		United Kingdom – 4.1%

200	GBP	United Kingdom Gilt	1.250%	7/22/18	AA+	301,317

250	GBP	United Kingdom, Treasury Bill	3.750%	9/07/19	AAA	426,783
450	GBP	Total United Kingdom				728,100
		Total Sovereign Debt (cost $7,377,612)				6,999,219

Principal Amount (000)		Description (1)	Coupon	Maturity		Value
		SHORT-TERM INVESTMENTS – 15.1%

		Repurchase Agreements – 15.1%

$2,660		Repurchase Agreement with State Street Bank, dated 6/28/13, repurchase price $2,660,293, collateralized by $2,760,000 U.S. Treasury Notes, 0.625%, due 5/31/17, value $2,716,039	0.010%	7/01/13		$2,660,291
		Total Short-Term Investments (cost $2,660,291)				2,660,291
		Total Investments (cost $20,013,711) – 111.1%				19,589,210
		Other Assets Less Liabilities – (11.1)% (6)				(1,952,313)
		Net Assets – 100%				$17,636,897

74	Nuveen Investments

Investments in Derivatives as of June 30, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (6)
Bank of America	Brazilian Real	1,994,000	U.S. Dollar	900,592	7/02/13	$7,831
Bank of America	U.S. Dollar	899,982	Brazilian Real	1,994,000	7/02/13	(7,221)
Bank of America	U.S. Dollar	895,254	Brazilian Real	1,994,000	8/02/13	(8,684)
Barclays Bank PLC	Euro	680,000	U.S. Dollar	880,144	7/15/13	(5,033)
Barclays Bank PLC	Euro	900,000	U.S. Dollar	1,191,807	7/15/13	20,248
Barclays Bank PLC	Polish Zloty	1,700,000	U.S. Dollar	531,200	7/12/13	20,031
Barclays Bank PLC	Polish Zloty	825,000	U.S. Dollar	246,533	8/30/13	(751)
Barclays Bank PLC	Swiss Franc	850,000	U.S. Dollar	890,547	7/15/13	(9,466)
Barclays Bank PLC	U.S. Dollar	539,391	Polish Zloty	1,700,000	7/12/13	(28,222)
Barclays Bank PLC	U.S. Dollar	1,428,715	Euro	1,098,623	7/15/13	1,397
Barclays Bank PLC	U.S. Dollar	884,532	Swiss Franc	850,000	7/15/13	15,481
Barclays Bank PLC	U.S. Dollar	807,060	New Zealand Dollar	1,000,000	7/17/13	(33,199)
BNP Paribas	Australian Dollar	200,000	U.S. Dollar	191,133	7/15/13	8,458
BNP Paribas	Australian Dollar	740,000	U.S. Dollar	700,921	7/15/13	25,024
BNP Paribas	Euro	700,000	U.S. Dollar	929,775	8/09/13	18,456
BNP Paribas	Euro	900,000	U.S. Dollar	1,197,405	8/09/13	25,708
BNP Paribas	U.S. Dollar	111,245	Australian Dollar	118,000	7/15/13	(3,467)
BNP Paribas	U.S. Dollar	302,904	Australian Dollar	322,000	7/15/13	(8,798)
BNP Paribas	U.S. Dollar	497,769	Australian Dollar	500,000	7/15/13	(41,082)
BNP Paribas	U.S. Dollar	1,696,739	Euro	1,300,000	8/09/13	(4,289)
Citigroup	Brazilian Real	194,000	U.S. Dollar	87,561	7/02/13	702
Citigroup	Brazilian Real	1,800,000	U.S. Dollar	812,421	7/02/13	6,519
Citigroup	British Pound Sterling	60,000	U.S. Dollar	93,842	8/19/13	2,618
Citigroup	British Pound Sterling	500,000	U.S. Dollar	781,875	8/19/13	21,672
Citigroup	Swedish Krona	2,300,000	U.S. Dollar	348,620	7/17/13	5,806
Citigroup	U.S. Dollar	89,274	Brazilian Real	194,000	7/02/13	(2,415)
Citigroup	U.S. Dollar	873,999	Brazilian Real	1,800,000	7/02/13	(68,096)
Citigroup	U.S. Dollar	864,606	British Pound Sterling	560,000	8/19/13	(13,179)
Credit Suisse	U.S. Dollar	475,867	Indian Rupee	28,000,000	7/17/13	(6,338)
Credit Suisse	U.S. Dollar	147,178	Indian Rupee	8,700,000	7/17/13	(1,289)
Credit Suisse	U.S. Dollar	475,826	Norwegian Krone	2,800,000	8/05/13	(15,498)
JPMorgan	Indian Rupee	45,000,000	U.S. Dollar	746,888	7/10/13	(8,686)
JPMorgan	Japanese Yen	76,000,000	U.S. Dollar	807,258	7/16/13	40,925
JPMorgan	Japanese Yen	79,000,000	U.S. Dollar	833,900	7/16/13	37,317
JPMorgan	Mexican Peso	2,250,000	U.S. Dollar	174,761	7/08/13	1,273
JPMorgan	Mexican Peso	4,280,000	U.S. Dollar	351,843	7/08/13	21,831
JPMorgan	Mexican Peso	230,000	U.S. Dollar	17,579	9/09/13	(54)
JPMorgan	Polish Zloty	1,900,000	U.S. Dollar	592,025	7/12/13	20,718
JPMorgan	South African Rand	1,400,000	U.S. Dollar	139,660	7/10/13	(1,718)
JPMorgan	South African Rand	500,000	U.S. Dollar	49,699	9/10/13	(330)
JPMorgan	U.S. Dollar	17,677	Mexican Peso	230,000	7/08/13	57
JPMorgan	U.S. Dollar	61,972	Mexican Peso	800,000	7/08/13	(287)
JPMorgan	U.S. Dollar	188,989	Mexican Peso	2,500,000	7/08/13	3,775
JPMorgan	U.S. Dollar	234,169	Mexican Peso	3,000,000	7/08/13	(2,851)
JPMorgan	U.S. Dollar	790,653	Indian Rupee	45,000,000	7/10/13	(35,079)
JPMorgan	U.S. Dollar	50,134	South African Rand	500,000	7/10/13	358
JPMorgan	U.S. Dollar	90,842	South African Rand	900,000	7/10/13	43
JPMorgan	U.S. Dollar	602,543	Polish Zloty	1,900,000	7/12/13	(31,237)
JPMorgan	U.S. Dollar	1,616,304	Japanese Yen	155,000,000	7/16/13	(53,389)
JPMorgan	U.S. Dollar	741,717	Indian Rupee	45,000,000	8/14/13	9,061
JPMorgan	U.S. Dollar	99,936	Turkish Lira	190,000	8/16/13	(2,204)
JPMorgan	U.S. Dollar	232,570	Turkish Lira	440,000	8/16/13	(6,242)
JPMorgan	U.S. Dollar	891,101	New Zealand Dollar	1,155,000	8/30/13	(198)
Morgan Stanley	British Pound Sterling	200,000	U.S. Dollar	304,426	8/05/13	316
Morgan Stanley	British Pound Sterling	884,000	U.S. Dollar	1,338,898	8/05/13	(5,270)
Morgan Stanley	U.S. Dollar	902,517	British Pound Sterling	590,000	8/05/13	(5,392)

Nuveen Investments	75

Portfolio of Investments

Nuveen Global Total Return Bond Fund (continued)

June 30, 2013

Investments in Derivatives as of June 30, 2013 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):
Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (6)
Morgan Stanley	U.S. Dollar	130,614	Canadian Dollar	137,223	8/30/13	$(341)
Morgan Stanley	U.S. Dollar	152,444	Canadian Dollar	160,000	8/30/13	(547)
Nomura Securities	Indian Rupee	18,500,000	U.S. Dollar	307,309	7/05/13	(3,602)
Nomura Securities	Japanese Yen	6,800,000	U.S. Dollar	71,414	7/17/13	2,847
Nomura Securities	Japanese Yen	78,500,000	U.S. Dollar	824,400	7/17/13	32,856
Nomura Securities	Singapore Dollar	1,100,000	U.S. Dollar	887,836	7/15/13	19,950
Nomura Securities	U.S. Dollar	323,880	Indian Rupee	18,500,000	7/05/13	(12,968)
Nomura Securities	U.S. Dollar	879,328	Singapore Dollar	1,100,000	7/15/13	(11,443)
Nomura Securities	U.S. Dollar	876,713	Japanese Yen	85,300,000	7/17/13	(16,602)
Nomura Securities	U.S. Dollar	305,381	Indian Rupee	18,500,000	8/05/13	3,771
						$(80,418)

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	Markit CDX NA HY20 Index	Sell	4.32%	$200,000	5.000%	6/20/18	$6,359	$(2,162)
JPMorgan	Markit CDX NA HY20 Index	Sell	4.32	400,000	5.000	6/20/18	12,719	66
				$600,000				$(2,096)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (6)
JPMorgan	$200,000	Receive	3-Month USD-LIBOR-BBA	2.708%	Semi-Annually	2/19/23	$8,412
Morgan Stanley	1,000,000	Receive	3-Month USD-LIBOR-BBA	2.095	Semi-Annually	3/19/23	43,131
	$1,200,000						$51,543

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Euro-Bund	Long	6	9/13	$1,105,251	$(11,558)
Long Gilt	Long	3	9/13	510,586	(1,420)
U.S. Treasury 5-Year Note	Long	5	9/13	605,234	(5,635)
U.S. Treasury 10-Year Note	Long	3	9/13	379,687	415
U.S. Treasury Long Bond	Short	(11)	9/13	(1,494,281)	50,625
U.S. Treasury Ultra Bond	Short	(4)	9/13	(589,250)	21,635
				$517,227	$54,062
*	Total Notional Amount at Value of Long and Short positions were $2,600,758 and $(2,083,531), respectively.

Call Options Purchased outstanding:

Counterparty	Put Notional Amount	Call Notional Amount (9)	Expiration Date	Strike Price	Value (6)

Credit Suisse	1,000,000 USD	1,025,000,000 KRW	7/11/13	$1,025 KRW	$—
Total Call Options Purchased (premiums paid $4,270)					$—

76	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	For fair value measurement disclosure purposes, $1,000 Par (or similar) Institutional Structures as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(4)	Perpetual security. Maturity date is not applicable.
(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(6)	Other Assets Less Liabilities includes the Value or Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
(9)	For disclosure purposes, Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.
N/A	Not applicable.
N/R	Not rated.
TBA	To be announced. Maturity date not known prior to settlement of this transaction.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
CAD	Canadian Dollar
EUR	Euro
GBP	British Pounds
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
TRY	Turkey Lira
USD	United States Dollar
ZAR	South African Rand
USD-LIBOR-BBA	United States Dollar–London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	77

Portfolio of Investments

Nuveen High Income Bond Fund

June 30, 2013

Shares	Description (1)				Value

	COMMON STOCKS – 1.3%

	Airlines – 0.1%

56,200	Delta Air Lines, Inc., (2)				$1,051,502
	Building Products – 0.0%

526	Dayton Superior, Class A, (2), (3)				30,195

585	Dayton Superior, Class 1, (2), (3)				33,550
	Total Building Products				63,745
	Capital Markets – 0.1%

64,000	Och-Ziff Capital Management Group, Class A Shares, (4)				668,160
	Diversified Financial Services – 0.0%

39,309	China Private Equity Investment Holdings Ltd., (3)				393
	Chemicals – 0.1%

13,000	LyondellBasell Industries NV				861,380
	Containers & Packaging – 0.1%

11,200	Packaging Corp. of America				548,352
	Metals & Mining – 0.1%

21,200	Freeport-McMoRan Copper & Gold, Inc.				585,332
	Oil, Gas & Consumable Fuels – 0.1%

13,500	Pembina Pipeline Corporation				413,370

82,000	Pengrowth Energy Corporation				404,260
	Total Oil, Gas & Consumable Fuels				817,630
	Real Estate Investment Trust – 0.7%

38,200	Colony Financial Inc.				759,798

54,000	Kite Realty Group Trust				1,390,500

20,400	Mid-America Apartment Communities, (4)				1,382,508

40,000	Summit Hotel Properties Inc.				1,060,000
	Total Real Estate Investment Trust				4,592,806
	Total Common Stocks (cost $8,807,090)				9,189,300

Shares	Description (1)	Coupon		Ratings (5)	Value
	CONVERTIBLE PREFERRED SECURITIES – 0.2%

	Electric Utilities – 0.2%

30,000	NextEra Energy Inc.	5.889%		BBB	$1,666,200
	Total Convertible Preferred Securities (cost $1,455,000)				1,666,200

Principal Amount (000)	Description (1)	Coupon	Maturity (6)	Ratings (5)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 0.3% (7)

	Hotels, Restaurants & Leisure – 0.3%

$2,000	Caesars Entertainment Corporation, Term Loan B5, (WI/DD)	TBD	TBD	B–	$1,727,600
$2,000	Total Variable Rate Senior Loan Interests (cost $1,735,000)				1,727,600

Shares	Description (1)	Coupon		Ratings (5)	Value
	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 6.5%

	Capital Markets – 1.0%

122,330	Morgan Stanley, Series 2006A	4.000%		BB+	$2,623,979

60,000	Saratoga Investment Corporation, (8)	7.500%		N/R	1,488,600

78	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (5)	Value

	Capital Markets (continued)

169,434	UBS Preferred Funding Trust IV	0.893%	BBB–	$2,826,159
	Total Capital Markets			6,938,738
	Commercial Banks – 0.3%

65,000	Regions Financial Corporation, (4)	6.375%	BB	1,592,500

35,000	Royal Bank of Scotland Group PLC	6.750%	BB	780,850
	Total Commercial Banks			2,373,350
	Consumer Finance – 0.4%

50,000	Ally Financial Inc.	8.500%	CCC+	1,293,000

50,000	Discover Financial Services	6.500%	BB	1,255,000
	Total Consumer Finance			2,548,000
	Diversified Financial Services – 0.6%

82,830	Bank of America Corporation, (4)	4.000%	BB+	1,852,907

111,079	RBS Capital Trust	6.080%	BB+	2,363,761
	Total Diversified Financial Services			4,216,668
	Household Durables – 0.1%

55,624	Hovnanian Enterprises Incorporated, (2), (4)	7.625%	Ca	1,006,238
	Insurance – 0.5%

80,000	Aspen Insurance Holdings Limited	5.950%	BBB–	2,040,000

51,131	Endurance Specialty Holdings Limited	7.500%	BBB–	1,373,379
	Total Insurance			3,413,379
	Marine – 0.1%

29,338	Seaspan Corporation	9.500%	N/R	790,366
	Metals & Mining – 0.2%

70,300	ArcelorMittal	6.000%	BB–	1,319,531
	Oil, Gas & Consumable Fuels – 0.5%

100,000	Nustar Logistics Limited Partnership	7.625%	Ba2	2,620,000

50,000	Teekay Offshore Partners LP	7.250%	N/R	1,265,000
	Total Oil, Gas & Consumable Fuels			3,885,000
	Real Estate Investment Trust – 2.5%

51,900	Ashford Hospitality Trust Inc.	8.450%	N/R	1,312,032

40,000	CommonWealth REIT, (4)	7.250%	Ba1	1,004,000

75,000	Coresite Realty Corporation	7.250%	N/R	1,908,750

50,000	Corporate Office Properties Trust	7.375%	BB	1,282,500

65,000	Dupont Fabros Technology	7.875%	Ba2	1,667,250

22,024	First Potomac Realty Trust	7.750%	N/R	580,993

70,000	General Growth Properties	6.375%	B	1,622,600

41,677	Hersha Hospitality Trust, (8)	8.000%	N/R	1,065,264

70,000	LaSalle Hotel Properties	7.500%	N/R	1,820,000

50,000	Pebblebrook Hotel Trust	7.875%	N/R	1,292,000

40,500	Pebblebrook Hotel Trust	6.500%	N/R	978,075

40,000	Retail Properties of America	7.000%	N/R	997,200

75,000	Summit Hotel Properties Inc.	7.125%	N/R	1,818,750
	Total Real Estate Investment Trust			17,349,414
	Specialty Retail – 0.3%

88,000	TravelCenters of America LLC	8.250%	N/R	2,305,599
	Total $25 Par (or similar) Retail Structures (cost $44,236,009)			46,146,283

Nuveen Investments	79

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 80.6%

	Aerospace & Defense – 0.5%

$1,500	DynCorp International Inc., (4)	10.375%	7/01/17	B2	$1,507,500

2,050	Erickson Air-Crane Inc., 144A, (4)	8.250%	5/01/20	B1	1,993,625
3,550	Total Aerospace & Defense				3,501,125
	Airlines – 0.8%

3,810	Delta Air Lines Pass-Through Certificates, Series 2012-1B, (4)	6.875%	5/07/19	BB+	4,019,416

1,750	United Continental Holdings Inc., (4)	6.375%	6/01/18	B	1,719,375
5,560	Total Airlines				5,738,791
	Auto Components – 1.2%

2,350	Ahern Rentals Inc., 144A, (4)	9.500%	6/15/18	B	2,344,125

800	American & Axle Manufacturing Inc., (4)	6.250%	3/15/21	B	813,000

2,500	Cooper Standard Holding Inc.	7.375%	4/01/18	B	2,481,250

3,100	Gestamp Fund Lux SA, 144A	5.625%	5/31/20	BB	2,945,000
8,750	Total Auto Components				8,583,375
	Automobiles – 1.1%

3,000	DriveTime Automotive Group Inc, DT Acceptance Corporation, 144A	12.625%	6/15/17	B3	3,210,000

900	Fiat Finance & Trade SA	7.000%	3/23/17	BB–	1,238,862

2,750	Jaguar Land Rover PLC, 144A	8.125%	5/15/21	BB–	3,025,000
6,650	Total Automobiles				7,473,862
	Building Products – 0.8%

2,150	Associated Asphalt Partners Limited Liability Corporation, 144A	8.500%	2/15/18	B	2,160,750

3,000	Builders FirstSource Inc., 144A	7.625%	6/01/21	B–	2,902,500

957	Corporativo Javer S.A. de C.V, 144A, (4)	9.875%	4/06/21	B+	870,870
6,107	Total Building Products				5,934,120
	Capital Markets – 0.7%

2,250	Ace Cash Express Inc., 144A	11.000%	2/01/19	B	2,160,000

3,000	E Trade Financial Corporation	6.375%	11/15/19	B2	3,045,000
5,250	Total Capital Markets				5,205,000
	Chemicals – 2.6%

2,250	Cornerstone Chemical Company, 144A	9.375%	3/15/18	B–	2,362,500

3,250	Hexion US Finance Corporation, (4)	8.875%	2/01/18	B3	3,315,000

2,750	Ineos Group Holdings PLC, 144A, (4)	6.125%	8/15/18	B–	2,626,250

2,775	Momentive Performance Materials Inc.	8.875%	10/15/20	B1	2,899,875

3,300	Nufarm Australia Limited, 144A	6.375%	10/15/19	BB–	3,291,750

2,445	Omonva Solutions Inc.	7.875%	11/01/18	B2	2,542,800

1,190	Petrologisitics LP Finance, 144A	6.250%	4/01/20	B	1,166,200
17,960	Total Chemicals				18,204,375
	Commercial Banks – 1.8%

1,050	Gazprombank Eurobond Finance PLC	7.875%	4/29/49	N/R	1,050,000

2,000	Promsvyazbank Finance, 144A	6.200%	4/25/14	Ba2	2,025,330

2,000	Russian Standard Bank ZAO Finance SA	10.750%	4/10/18	B1	2,100,000

1,500	Speedy Cash Inc, 144A, (4)	10.750%	5/15/18	B	1,567,500

2,000	UT2 Funding PLC	5.321%	6/30/16	B+	3,149,975

1,000	VTB Bank Capital SA, 144A	6.000%	4/12/17	BBB+	1,040,000

1,400	VTB Capital SA, 144A	6.875%	5/29/18	Baa1	1,484,000
10,950	Total Commercial Banks				12,416,805

80	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Commercial Services & Supplies – 2.7%

$1,750	313 Group Incorporated, 144A	6.375%	12/01/19	B1	$1,662,500

2,125	Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	2,018,750

2,000	CCS Incorporated, 144A, (4)	11.000%	11/15/15	CCC	2,010,000

3,140	Europcar Groupe SA, 144A	11.500%	5/15/17	B–	4,536,745

2,000	GDR Holding II Corporation, 144A	10.750%	6/01/19	B	2,140,000

2,800	R.R. Donnelley & Sons Company, (4)	8.250%	3/15/19	BB	2,940,000

1,450	RSC Equipment Rental	8.250%	2/01/21	B+	1,587,750

2,000	Square Two Financial Corporation, (4)	11.625%	4/01/17	B	2,050,000
17,265	Total Commercial Services & Supplies				18,945,745
	Communications Equipment – 1.7%

2,000	Avaya Inc., 144A, (4)	9.000%	4/01/19	B1	1,920,000

2,000	Broadview Networks Holdings Inc.	10.500%	11/15/17	N/R	1,990,000

2,730	Goodman Networks Inc., 144A, (4)	12.125%	7/01/18	B	2,893,800

2,875	IntelSat Jackson Holdings, 144A	6.625%	12/15/22	CCC+	2,788,750

2,800	Nokia Corporation, (4)	6.625%	5/15/39	BB–	2,527,000
12,405	Total Communications Equipment				12,119,550
	Computers & Peripherals – 0.1%

1,000	Hutchinson Technology Inc.	8.500%	1/15/17	N/R	930,000
	Construction & Engineering – 0.4%

2,565	Wyle Services Corporation, 144A	10.500%	4/01/18	CCC+	2,616,300
	Construction Materials – 0.5%

1,400	Cemex Finance LLC, 144A	9.500%	12/14/16	B+	1,480,500

2,000	Cemex SAB de CV, 144A	9.000%	1/11/18	B+	2,100,000
3,400	Total Construction Materials				3,580,500
	Consumer Finance – 0.4%

2,500	Home Credit & Finance Bank LLC Eurasia Capital	9.375%	4/24/20	BB–	2,537,500
	Containers & Packaging – 1.5%

2,500	Ardagh Packaging Finance / MP HD USA, 144A, (4)	7.000%	11/15/20	B3	2,409,375

2,700	Ardagh Packaging Finance / MP HD USA, 144A	4.875%	11/15/22	Ba3	2,524,500

2,000	Ardagh Packaging Finance PLC, 144A	9.125%	10/15/20	B3	2,132,500

3,800	Reynolds Group, (4)	8.500%	5/15/18	CCC+	3,914,000
11,000	Total Containers & Packaging				10,980,375
	Distributors – 0.2%

1,250	HD Supply Inc.	11.000%	4/15/20	B3	1,456,250
	Diversified Consumer Services – 0.5%

3,500	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	3,456,250
	Diversified Financial Services – 2.5%

1,750	CNG Holdings Inc., 144A	9.375%	5/15/20	B	1,680,000

1,825	Community Choice Financial Inc., (4)	10.750%	5/01/19	B–	1,747,438

3,000	Jefferies Finance LLC, 144A	7.375%	4/01/20	B+	2,910,000

2,500	Jefferies Loancore Finance, 144A	6.875%	6/01/20	B	2,425,000

4,110	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	4,356,600

1,815	SinOceanic II ASA, 144A	10.000%	2/17/15	N/R	1,850,855

2,800	UPCB Finance Limited, 144A	6.625%	7/01/20	BB	2,898,000
17,800	Total Diversified Financial Services				17,867,893

Nuveen Investments	81

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Diversified Telecommunication Services – 2.6%

$4,750	CenturyLink Inc.	7.650%	3/15/42	BB+	$4,512,500

2,000	Citizens Communications Company	9.000%	8/15/31	BB+	1,980,000

1,500	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	1,537,500

2,982	Eileme AB	14.250%	8/15/20	B–	3,279,994

2,000	Frontier Communications Corporation, (4)	7.125%	1/15/23	BB+	1,990,000

1,300	IntelSat Limited, 144A	6.750%	6/01/18	CCC+	1,309,750

3,600	Sprint Capital Corporation	8.750%	3/15/32	B+	3,960,000
18,132	Total Diversified Telecommunication Services				18,569,744
	Electric Utilities – 1.6%

2,000	Edison Mission Energy, (10)	7.000%	5/15/17	D	1,122,500

4,000	Energy Future Intermediate Holding Company LLC, (4)	11.250%	12/01/18	B3	3,380,000

2,450	Energy Future Intermediate Holding Company LLC	10.000%	12/01/20	B2	2,682,750

2,100	Intergen NV, 144A	7.000%	6/30/23	B+	2,047,500

1,850	Mirant Americas Generation LLC	9.125%	5/01/31	BB–	1,979,500
12,400	Total Electric Utilities				11,212,250
	Energy Equipment & Services – 2.7%

1,915	Gulfmark Offshore Inc., 144A	6.375%	3/15/22	BB–	1,900,638

2,000	Marine Accurate Well ASA	9.500%	4/03/18	N/R	2,035,000

1,500	Origin Energy Finance Limited	7.875%	6/16/71	BB+	2,013,967

3,075	Pacific Drilling SA, 144A	5.375%	6/01/20	B+	2,875,125

1,000	Pacific Drilling SA	8.250%	2/23/15	N/R	1,040,000

2,175	Precision Drilling Corporation	6.500%	12/15/21	Ba1	2,202,188

2,200	Santa Maria Offshore Limited, (WI/DD)	8.875%	7/03/18	N/R	2,200,154

3,500	Seadrill Limited, 144A	5.625%	9/15/17	N/R	3,447,500

1,300	TrollDrilling & Services Limited	13.750%	8/19/16	N/R	1,338,987
18,665	Total Energy Equipment & Services				19,053,559
	Food & Staples Retailing – 0.8%

1,000	Harmony Foods Corporation, 144A	10.000%	5/01/16	B–	1,052,500

1,825	Ingles Markets Inc., 144A, (4)	5.750%	6/15/23	BB–	1,802,188

3,200	Supervalu Inc., 144A, (4)	6.750%	6/01/21	B–	2,976,000
6,025	Total Food & Staples Retailing				5,830,688
	Food Products – 2.5%

3,000	B&G Foods Inc., (4)	4.625%	6/01/21	B+	2,865,000

3,095	Fage Dairy Industry SA, 144A	9.875%	2/01/20	B	3,334,863

2,800	JBS USA LLC, (4)	7.250%	6/01/21	BB	2,800,000

3,000	Land O Lakes Capital Trust I, (4)	7.450%	3/15/28	BB	2,940,000

2,000	Marfrig Holding Europe BV, 144A	8.375%	5/09/18	B	1,880,000

1,000	Michael Foods Inc., 144A	8.500%	7/15/18	CCC+	1,030,000

1,450	Minerva Luxembourg SA, 144A	7.750%	1/31/23	BB–	1,442,750

1,800	Mriya Agro Holding PLC, 144A	9.450%	4/19/18	B	1,602,000
18,145	Total Food Products				17,894,613
	Gas Utilities – 0.2%

1,510	LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,513,775

82	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Health Care Equipment & Supplies – 0.4%

$500		Alere Inc., 144A, (4)	6.500%	6/15/20	CCC+	$485,000

925		Community Health Systems, Inc.	7.125%	7/15/20	B	952,750

1,250		Labco SAS, Reg S	8.500%	1/15/18	BB–	1,696,203
2,675		Total Health Care Equipment & Supplies				3,133,953
		Health Care Providers & Services – 2.1%

1,250		HCA Holdings Inc.	6.250%	2/15/21	B–	1,275,000

2,210		Kindred Healthcare Inc.	8.250%	6/01/19	B–	2,265,250

1,240		Labco SAS, 144A	8.500%	1/15/18	BB–	1,682,633

2,725		National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	2,915,750

3,000		Select Medical Corporation, 144A	6.375%	6/01/21	B–	2,850,000

—	(9)	Symbion Inc.	11.000%	8/23/15	CCC+	489

1,800		Tenet Healthcare Corporation	6.875%	11/15/31	B3	1,548,000

2,000		United Surgical Partners International Incorporated	9.000%	4/01/20	CCC+	2,160,000
14,225		Total Health Care Providers & Services				14,697,122
		Hotels, Restaurants & Leisure – 2.4%

1,000		Fontainebleau Las Vegas	10.250%	6/15/15	N/R	625

2,175		Graton Economic Development Authority, 144A	9.625%	9/01/19	B	2,381,625

30		Greektown LLC, (3)	10.750%	12/01/13	N/R	—

2,000		Harrah’s Operating Company, Inc., (4)	10.750%	2/01/16	CCC–	1,645,000

3,500		Mohegan Tribal Gaming Authority, 144A, (4)	11.000%	9/15/18	CCC	3,290,000

23		Rivers Pittsburgh Borrowers LP, Finance Corporation, 144A	9.500%	6/15/19	B	24,840

2,750		Shearer’s Foods LLC, 144A	9.000%	11/01/19	B	2,908,125

2,540		Station Casinos LLC, 144A, (4)	7.500%	3/01/21	CCC+	2,565,400

2,225		Viking Cruises Limited, 144A	8.500%	10/15/22	B+	2,436,375

1,800		Wynn Las Vegas LLC Corporation	5.375%	3/15/22	BBB–	1,818,000
18,043		Total Hotels, Restaurants & Leisure				17,069,990
		Household Durables – 0.7%

3,000		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	3,022,500

2,000		K. Hovnanian Enterprises Inc., (4)	5.000%	11/01/21	B3	1,800,000
5,000		Total Household Durables				4,822,500
		Household Products – 0.6%

1,500		313 Group Incorporated, 144A	8.750%	12/01/20	CCC+	1,428,750

3,000		Dispensing Dynamics International, 144A	12.500%	1/01/18	B–	3,030,000
4,500		Total Household Products				4,458,750
		Independent Power Producers & Energy Traders – 1.3%

1,650		Calpine Corporation, 144A, (4)	7.500%	2/15/21	BB+	1,761,375

1,850		Dynegy Holdings, Inc.	5.875%	6/01/23	B+	1,683,500

2,800		Foresight Energy Limited Liability Corporation, 144A	9.625%	8/15/17	B	2,940,000

2,600		Mirant Americas Generation LLC, (4)	8.500%	10/01/21	BB–	2,795,000
8,900		Total Independent Power Producers & Energy Traders				9,179,875
		Industrial Conglomerates – 0.8%

1,250		Abengoa Finance SAU, 144A, (4)	8.875%	11/01/17	B+	1,162,500

11,000		Grieg Seafood ASA	8.760%	12/21/15	N/R	1,829,002

3,000		OAS Financial Limited, 144A	8.875%	7/25/63	BB–	2,865,000
15,250		Total Industrial Conglomerates				5,856,502

Nuveen Investments	83

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Insurance – 0.3%

$2,000	Compass Investors Incorporated, 144A	7.750%	1/15/21	CCC	$1,970,000
	IT Services – 1.1%

2,065	First Data Corporation, (4)	6.750%	11/01/20	BB–	2,101,138

3,550	First Data Corporation, (4)	12.625%	1/15/21	B–	3,754,125

2,000	First Data Corporation	8.750%	1/15/22	B–	2,055,000
7,615	Total IT Services				7,910,263
	Leisure Equipment & Products – 0.5%

2,000	Cinemark USA Inc., 144A, (4)	4.875%	6/01/23	BB–	1,920,000

1,500	Seminole Hard Rock Entertainment, Inc., 144A	5.875%	5/15/21	BB–	1,455,000
3,500	Total Leisure Equipment & Products				3,375,000
	Machinery – 1.6%

3,300	Chloe Marine Corporation Limited	12.000%	12/28/16	N/R	3,580,500

3,000	Commercial Vehicle Group	7.875%	4/15/19	B	3,003,750

2,100	Loxam SAS, 144A	7.375%	1/24/20	B	2,706,115

2,000	Trinseo Materials Operating, 144A, (4)	8.750%	2/01/19	B+	1,910,000
10,400	Total Machinery				11,200,365
	Marine – 0.7%

11,000	BOA SBL AS	7.310%	4/19/18	N/R	1,792,784

2,850	Navios Maritime Acquisition Corporation, (4)	8.625%	11/01/17	B	2,914,125
13,850	Total Marine				4,706,909
	Media – 4.3%

1,000	American Media Inc., 144A, (4)	13.500%	6/15/18	CCC–	925,000

2,000	American Media Inc.	11.500%	12/15/17	B2	1,940,000

1,000	Baker & Taylor Inc., 144A	15.000%	4/01/17	B3	732,500

1,850	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	1,734,375

3,000	Clear Channel Communications, Inc., 144A	11.250%	3/01/21	CCC+	3,127,500

2,000	Clear Channel Communications, Inc., (4)	5.500%	9/15/14	CCC–	1,945,000

1,000	CSC Holdings Inc.	7.875%	2/15/18	BB+	1,135,000

3,800	Dish DBS Corporation	5.875%	7/15/22	BB–	3,857,000

2,000	McClatchy Company, 144A	9.000%	12/15/22	B1	2,100,000

3,000	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	3,067,500

2,650	Nara Cable Funding Limited, 144A	8.875%	12/01/18	BB–	2,756,000

2,000	Radio One Inc., (4)	12.500%	5/24/16	CCC	2,015,000

1,500	UnityMedia Hessen GmBH	7.500%	3/15/19	Ba3	1,578,750

1,650	Videotron Limited, 144A	5.625%	6/15/25	BB	1,498,288

1,500	WideOpenWest Finance Capital Corporation	13.375%	10/15/19	CCC+	1,657,500
29,950	Total Media				30,069,413
	Metals & Mining – 6.2%

1,000	Aleris International Inc., (3)	10.000%	12/15/16	N/R	1

2,000	Allied Nevada Gold Corporation, 144A	8.750%	6/01/19	B–	1,635,447

1,450	Bumi Investment PTE Limited, 144A, (4)	10.750%	10/06/17	B–	1,044,000

3,000	Century Aluminum Company, 144A, (4)	7.500%	6/01/21	B	2,910,000

2,200	Cliffs Natural Resources Inc., (4)	4.800%	10/01/20	BBB–	1,983,071

1,725	Coeur D’Alene Mines Corporation, 144A	7.875%	2/01/21	BB–	1,699,125

800	Commercial Metals Inc.	4.875%	5/15/23	BB+	736,000

84	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Metals & Mining (continued)

$2,000	First Quantum Minerals Limited, 144A, (4)	7.250%	10/15/19	BB	$1,880,000

1,075	FMG Resources, 144A, (4)	6.000%	4/01/17	BB+	1,045,438

2,250	IAMGOLD Corporation, 144A	6.750%	10/01/20	BB–	1,901,250

2,305	Inmet Mining Corporation, 144A, (4)	8.750%	6/01/20	B+	2,356,863

2,000	Magnetation LLC Finance Corporation, 144A	11.000%	5/15/18	B–	1,960,000

2,000	Mirabela Nickel Limited, 144A	8.750%	4/15/18	B–	1,580,000

1,000	Molycorp Inc., 144A, (4)	10.000%	6/01/20	B3	970,000

2,850	New Gold Incorporated, 144A	6.250%	11/15/22	BB–	2,728,875

1,500	Northland Resources AB, (10)	13.000%	3/06/17	Caa3	270,000

2,000	Northland Resources AB	15.000%	7/15/19	N/R	1,860,000

2,750	Permian Holdings Incorporated, 144A, (4)	10.500%	1/15/18	B–	2,667,500

2,150	Severstal OAO via Steel Capital, 144A	4.450%	3/19/18	BB+	2,031,750

835	Taseko Mines Limited	7.750%	4/15/19	B	824,563

2,000	Tempel Steel Company, 144A	12.000%	8/15/16	B–	1,900,000

2,325	Thompson Creek Metals Company	7.375%	6/01/18	Caa2	1,918,125

2,000	Tizir Limited	9.000%	9/28/17	N/R	1,990,000

2,000	TMK OAO Capital SA, 144A	6.750%	4/03/20	B+	1,855,000

1,400	Vedanta Resources PLC, 144A, (4)	6.000%	1/31/19	BB	1,330,000

1,750	Walter Energy Inc., 144A, (4)	8.500%	4/15/21	B–	1,400,000

2,000	WPE International Cooperatief U.A., 144A	10.375%	9/30/20	B+	1,560,000
50,365	Total Metals & Mining				44,037,008
	Multiline Retail – 0.8%

2,250	Burlington Coat Factory, (4)	10.000%	2/15/19	Caa1	2,486,250

2,965	J.C. Penney Co. Inc.	7.950%	4/01/17	B–	2,853,813
5,215	Total Multiline Retail				5,340,063
	Oil, Gas & Consumable Fuels – 15.5%

2,500	Armstrong Energy Inc., 144A	11.750%	12/15/19	B–	2,375,000

2,000	Athlon Holdings LP Finance Corporation, 144A, (4)	7.375%	4/15/21	CCC+	1,975,000

1,900	Atlas Pipeline LP Finance, 144A	6.625%	10/01/20	B+	1,904,750

3,255	Bill Barrett Corporation, (4)	7.000%	10/15/22	B+	3,255,000

2,000	Bonanza Creek Energy,Inc., 144A	6.750%	4/15/21	B–	2,015,000

2,500	Breitburn Energy Partners LP, 144A	7.875%	4/15/22	B–	2,550,000

1,650	Calumet Specialty Products	9.375%	5/01/19	B	1,765,500

1,550	Carrizo Oil and Gas Inc.	7.500%	9/15/20	B–	1,612,000

1,270	Cheniere Energy Inc., 144A	5.625%	2/01/21	BB+	1,231,900

2,000	Chesapeake Energy Corporation, (4)	6.875%	11/15/20	BB–	2,170,000

3,125	Concho Resources Inc., (4)	5.500%	10/01/22	BB+	3,093,750

2,500	Connacher Oil and Gas Limited, 144A, (4)	8.500%	8/01/19	B+	1,425,000

2,650	Continental Resources Inc.	5.000%	9/15/22	BB+	2,696,375

2,975	Deep Drilling 7 & 8 PT	14.250%	3/05/15	N/R	3,198,125

1,500	Everest Acquisition LLC Finance, 144A, (4)	7.750%	9/01/22	B	1,605,000

2,000	Floatel International Limited	8.000%	10/11/17	N/R	2,090,000

3,029	Forest Oil Corporation, (4)	7.250%	6/15/19	B–	2,847,260

11,000	GasLog Limited	7.250%	6/27/18	N/R	1,811,038

2,000	Gastar Exploration USA, 144A	8.625%	5/15/18	B–	1,920,000

Nuveen Investments	85

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels (continued)

$500	Gibson Energy, 144A	6.750%	7/15/21	BB	$498,750

3,400	Halcon Resources Limited Liability Corporation, 144A	9.750%	7/15/20	CCC+	3,391,500

2,400	Holly Energy Partners LP	6.500%	3/01/20	BB–	2,418,000

3,000	ION Geophysical Corporation, 144A, (4)	8.125%	5/15/18	B+	2,895,000

2,680	Key Energy Services Inc.	6.750%	3/01/21	BB–	2,572,800

1,500	Kodiak Oil and Gas Corporation	8.125%	12/01/19	B–	1,627,500

1,965	Legacy Reserves LP Finance Corporation, 144A, (4)	6.625%	12/01/21	B–	1,891,313

1,395	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	1,328,738

2,000	Martin Mid-Stream Partners LP Finance, 144A, (4)	7.250%	2/15/21	B–	2,010,000

2,285	MEG Energy Corporation, 144A	6.375%	1/30/23	BB	2,216,450

739	Newfield Exploration Company	5.625%	7/01/24	BBB–	716,830

3,000	Northern Oil and Gas Inc., (4)	8.000%	6/01/20	B–	3,030,000

2,900	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB–	2,929,000

2,300	Ocean Rig UDW Inc.	9.500%	4/27/16	CCC+	2,386,250

1,525	Offshore Group Investment Limited	7.500%	11/01/19	B–	1,589,813

1,500	Paramount Resources Limited, 144A	7.625%	12/04/19	B	1,426,262

3,400	PBF Holding Company LLC	8.250%	2/15/20	BB+	3,561,500

2,000	Penn Virginia Corporation, 144A, (4)	8.500%	5/01/20	B–	1,940,000

3,325	PetroBakken Energy Limited, 144A	8.625%	2/01/20	CCC+	3,158,750

850	Petroleos de Venezuela SA, 144A	9.000%	11/17/21	B+	714,000

2,250	Sabine Pass LNG LP, 144A	6.500%	11/01/20	BB+	2,272,500

1,995	Samson Investment Company, 144A, (4)	9.750%	2/15/20	B–	2,102,231

1,500	Sanchez Energy Corporation, 144A	7.750%	6/15/21	CCC+	1,462,500

3,000	Sandridge Energy Inc., (4)	8.125%	10/15/22	B2	2,970,000

2,500	Saratoga Resources Inc.	12.500%	7/01/16	N/R	2,525,000

1,500	Seitel Inc., 144A	9.500%	4/15/19	B	1,503,750

1,000	Seven Generations Energy Limited, 144A	8.250%	5/15/20	B3	995,000

11,000	Ship Finance International Limited	6.810%	10/19/17	N/R	1,783,730

1,700	Sterling Resources UK Limited	9.000%	4/30/19	N/R	1,742,500

1,600	Summit Midstream Holdings LLC Finance, 144A	7.500%	7/01/21	B	1,624,000

1,750	Talos Production LLC, 144A	9.750%	2/15/18	CCC+	1,662,500

2,025	Vanguard Natural Resources Finance	7.875%	4/01/20	B	2,075,625

2,720	Western Refining Inc., 144A	6.250%	4/01/21	BB–	2,658,800
128,608	Total Oil, Gas & Consumable Fuels				109,221,290
	Paper & Forest Products – 1.5%

250	Consolidated Container Company Limited Liability Corporation, 144A	10.125%	7/15/20	CCC+	262,500

3,250	Millar Western Forest Products Ltd, (4)	8.500%	4/01/21	B–	3,209,375

2,000	Sappi Papier Holding GMBH, 144A	7.500%	6/15/32	B	1,580,000

1,975	Stora Enso Oyj	7.250%	4/15/36	BB	1,836,750

1,530	Tembec Industries, Inc.	11.250%	12/15/18	B3	1,652,400

2,000	Verso Paper Holdings LLC	11.750%	1/15/19	Ba3	2,060,000
11,005	Total Paper & Forest Products				10,601,025
	Personal Products – 0.4%

3,000	Albea Beauty Holdings SA, 144A, (4)	8.375%	11/01/19	B+	2,940,000

86	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Pharmaceuticals – 1.2%

$750	Endo Pharmaceutical Holdings Inc.	7.000%	12/15/20	BB–	$752,813

3,500	Sky Growth Holdings Corporation, dba Par Pharmaceuticals, 144A	7.375%	10/15/20	B–	3,587,500

4,000	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	3,955,000
8,250	Total Pharmaceuticals				8,295,313
	Real Estate Investment Trust – 0.3%

1,750	KWG Property Holdings Limited	13.250%	3/22/17	B+	1,901,139
	Real Estate Management & Development – 1.5%

3,000	Country Garden Holding Company, 144A	7.500%	1/10/23	BB–	2,745,000

2,000	Kaisa Group Holdings Limited, 144A, (4)	8.875%	3/19/18	B+	1,910,000

2,765	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	2,709,700

2,000	Gemdale International Investment Limited	7.125%	11/16/17	BB–	1,955,710

1,250	Shimao Property Holdings Limited	11.000%	3/08/18	BB	1,334,285
11,015	Total Real Estate Management & Development				10,654,695
	Road & Rail – 0.8%

1,291	Inversiones Alsacia SA, 144A	8.000%	8/18/18	BB	1,091,041

1,950	Jack Cooper Holdings Corporation, 144A, (4)	9.250%	6/01/20	B2	1,950,000

2,500	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	2,487,500
5,741	Total Road & Rail				5,528,541
	Semiconductors & Equipment – 0.9%

1,500	Amkor Technology Inc., 144A, (4)	6.375%	10/01/22	BB	1,470,000

2,075	Freescale Semiconductor Inc., 144A	5.000%	5/15/21	B1	1,971,250

2,500	Freescale Semiconductor Inc., (4)	10.750%	8/01/20	CCC+	2,750,000
6,075	Total Semiconductors & Equipment				6,191,250
	Software – 0.4%

2,500	Interface Security Systems Holdings, 144A	9.250%	1/15/18	B–	2,550,000
	Specialty Retail – 0.3%

2,200	Rite Aid Corporation, 144A, (WI/DD)	6.750%	6/15/21	CCC+	2,161,500
	Textiles, Apparel & Luxury Goods – 0.3%

2,170	Jones Group	6.875%	3/15/19	B+	2,180,850
	Tobacco – 0.7%

2,500	North Atlantic Trading Company, 144A	11.500%	7/15/16	B2	2,600,000

2,350	Vector Group Limited	7.750%	2/15/21	Ba3	2,426,373
4,850	Total Tobacco				5,026,373
	Trading Companies & Distributors – 0.2%

1,375	Russel Metals Inc., 144A	6.000%	4/19/22	Ba1	1,307,405
	Transportation Infrastructure – 0.4%

2,800	Navigator Holdings Limited	9.000%	12/18/17	N/R	2,899,529
	Wireless Telecommunication Services – 2.0%

3,400	Digicel Limited, 144A	7.000%	2/15/20	B1	3,434,000

2,075	FairPoint Communications Inc., 144A, (4)	8.750%	8/15/19	B	2,054,250

750	GNET Escrow Corporation, 144A	12.125%	7/01/18	B3	787,500

2,000	IntelSat Jackson Holdings, 144A	6.625%	12/15/22	CCC+	1,940,000

3,000	NII International Telecom SA, 144A, (4)	7.875%	8/15/19	B2	2,842,500

3,350	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	3,341,625
14,575	Total Wireless Telecommunication Services				14,399,875
$609,741	Total Corporate Bonds (cost $581,834,955)				569,308,943

Nuveen Investments	87

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 0.7%

	Commercial Banks – 0.1%

$750	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB	$761,194
	Diversified Telecommunication Services – 0.2%

2,000	Alaska Communications Systems Group Inc.	6.250%	5/01/18	B+	1,573,750
	Metals & Mining – 0.1%

1,500	Great Western Mineral Group	8.000%	4/06/17	N/R	972,750
	Oil, Gas & Consumable Fuels – 0.3%

1,800	DCP Midstream LLC	5.850%	5/21/43	Baa3	1,728,000
$6,050	Total Convertible Bonds (cost $5,714,230)				5,035,694

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 6.0%

	Capital Markets – 1.1%

$4,300	Dresdner Funding Trust, 144A, (4)	8.151%	6/30/31	BB	$4,316,125

4,615	Goldman Sachs Capital II	4.000%	N/A (11)	BB+	3,668,925
8,915	Total Capital Markets				7,985,050
	Commercial Banks – 2.7%

1,300	Barclays Bank PLC	6.000%	N/A (11)	BBB–	1,710,911

2,000	Barclays Bank PLC	4.875%	N/A (11)	BBB–	1,898,316

2,620	Barclays Bank PLC	4.750%	N/A (11)	BBB–	2,450,167

2,000	BBVA International Preferred Uniperson, (4)	5.919%	N/A (11)	BB–	1,790,000

2,000	Credit Agricole, S.A, 144A, (4)	6.637%	N/A (11)	BBB–	1,845,000

1,500	Fifth Third Bancorp., (4)	5.100%	N/A (11)	BB+	1,417,500

3,000	HBOS Capital Funding LP, 144A, (4)	6.071%	N/A (11)	BB	2,610,000

1,000	RBS Capital Trust	1.076%	N/A (11)	BB	720,000

3,560	RBS Capital Trust, (4)	5.512%	N/A (11)	BB	2,598,800

2,900	Societe Generale, 144A	1.055%	N/A (11)	BBB–	2,262,000
21,880	Total Commercial Banks				19,302,694
	Consumer Finance – 0.2%

2,000	AFGC Capital Trust I, 144A	6.000%	1/15/67	CCC–	1,500,000
	Industrial Conglomerates – 0.3%

1,500	Telecom Italia SpA	7.750%	3/20/73	BB+	1,925,130
	Insurance – 1.7%

2,000	Aviva PLC	5.902%	N/A (11)	BBB	2,867,007

3,800	Genworth Financial Inc.	6.150%	11/15/66	Ba1	3,296,500

3,000	Glen Meadows Pass Through Trust	6.505%	2/12/67	BB+	2,820,000

2,875	XL Capital Ltd, (4)	6.500%	N/A (11)	BBB–	2,803,125
11,675	Total Insurance				11,786,632
$45,970	Total $1,000 Par (or similar) Institutional Structures (cost $40,664,592)				42,499,506

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.1%

$1,000	U.S. Treasury Notes, (12)	1.500%	12/31/13	Aaa	$1,006,797
$1,000	Total U.S. Government and Agency Obligations (cost $999,556)				1,006,797

88	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 0.0%

$3	Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1998-1	6.040%	11/01/29	AA	$2,835
$3	Total Asset-Backed and Mortgage-Backed Securities (cost $2,715)				2,835

Shares	Description (1), (16)				Value
	INVESTMENT COMPANIES – 1.5%

120,000	Blackrock Credit Allocation Income Trust IV				$1,557,600

105,000	First Trust Strategic High Income Fund II				1,653,750

50,500	Gabelli Global Gold Natural Resources and Income Trust				492,880

193,000	Invesco Dynamic Credit Opportunities Fund				2,524,440

154,500	Pimco Income Strategy Fund				1,847,820

187,000	Pioneer Floating Rate Trust				2,475,880
	Total Investment Companies (cost $10,488,671)				10,552,370

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	SOVEREIGN DEBT – 0.5%

	Argentina – 0.4%

$1,965	Province of Buenos Aires, 144A	10.875%	1/26/21	B–	$1,287,075

2,000	Republic of Argentina	7.000%	10/03/15	B–	1,735,000
3,965	Total Argentina				3,022,075
	Ukraine – 0.1%

800	Republic of Ukraine, 144A	7.800%	11/28/22	B	714,000
$4,765	Total Sovereign Debt (cost $4,135,366)				3,736,075

Shares	Description (1)				Value
	WARRANTS – 0.0%

6,706	FairPoint Communications Inc., (8)				$141
	Total Warrants (cost $0)				141

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 17.6%

	Money Market Funds – 17.6%

124,410,338	Mount Vernon Securities Lending Trust Prime Portfolio, 0.195% (13), (14)				$124,410,338
	Total Investments Purchased with Collateral from Securities Lending (cost $124,410,338)				124,410,338

Shares	Description (1)	Coupon			Value
	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 1.9%

13,241,965	First American Treasury Obligations Fund, Class Z	0.000% (13)			$13,241,965
	Total Short-Term Investments (cost $13,241,965)				13,241,965
	Total Investments (cost $837,725,487) – 117.2%				828,524,047
	Other Assets Less Liabilities – (17.2)% (15)				(121,841,178)
	Net Assets – 100%				$706,682,869

Nuveen Investments	89

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2013

Investments in Derivatives as of June 30, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (15)
Citigroup	British Pound Sterling	1,270,000	U.S. Dollar	1,920,646	8/05/13	$(10,971)
Citigroup	British Pound Sterling	1,850,000	U.S. Dollar	2,801,807	8/05/13	(11,967)
Citigroup	Euro	900,000	U.S. Dollar	1,165,788	7/31/13	(5,691)
Citigroup	Euro	1,000,000	U.S. Dollar	1,305,197	7/31/13	3,554
Citigroup	Euro	2,300,000	U.S. Dollar	3,008,536	7/31/13	14,758
Citigroup	Euro	16,831,000	U.S. Dollar	21,778,304	7/31/13	(129,644)
Citigroup	U.S. Dollar	3,532,210	Euro	2,700,000	7/31/13	(17,775)
						$(157,736)

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(88)	9/13	$(10,652,125)	$160,585
U.S. Treasury 10-Year Note	Short	(159)	9/13	(20,123,437)	534,108
U.S. Treasury Ultra Bond	Short	(19)	9/13	(2,798,938)	102,769
				$(33,574,500)	$797,462

90	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $120,985,221.
(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(6)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(7)

Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(8)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures and Warrant classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(9)	Principal Amount (000) rounds to less than $1,000.
(10)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(11)	Perpetual security. Maturity date is not applicable.
(12)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(13)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(14)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.
(15)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(16)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
N/A	Not applicable.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
REIT	Real Estate Investment Trust.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	91

Portfolio of Investments

Nuveen Inflation Protected Securities Fund

June 30, 2013

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 0.1%

	Capital Markets – 0.1%

15,000	UBS Preferred Funding Trust IV	0.893%		BBB–	$250,200
	Metals & Mining – 0.0%

5,000	ArcelorMittal	6.000%		BB–	93,850
	Thrifts & Mortgage Finance – 0.0%

16,000	Federal National Mortgage Association, (3)	4.503%		Ca	72,800
	Total $25 Par (or similar) Retail Structures (cost $746,200)				416,850

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	COPORATE BONDS – 5.6%

	Airlines – 0.1%

$289	Delta Air Lines Pass-Through Certificates, Series 2012-1B, (3)	6.875%	5/07/19	BB+	$305,272
	Auto Components – 0.2%

250	Allison Transmission Inc., 144A	7.125%	5/15/19	B+	264,375

200	American & Axle Manufacturing Inc., (3)	6.250%	3/15/21	B	203,250

200	Gestamp Fund Lux SA, 144A	5.625%	5/31/20	BB	190,000
650	Total Auto Components				657,625
	Automobiles – 0.2%

300	Chrysler GP/CG Company, (3)	8.000%	6/15/19	B1	327,375

250	Jaguar Land Rover PLC, 144A, (3)	8.125%	5/15/21	BB–	275,000
550	Total Automobiles				602,375
	Biotechnology – 0.1%

250	STHI Holding Corporation, 144A	8.000%	3/15/18	B	270,000
	Building Products – 0.1%

250	Owens Corning Incorporated	4.200%	12/15/22	BBB–	242,247
	Chemicals – 0.2%

250	Hexion US Finance	6.625%	4/15/20	Ba3	249,375

200	Omonva Solutions Inc.	7.875%	11/01/18	B2	208,000

150	Sinochem Overseas Capital Limited	4.500%	11/12/20	Baa1	147,886
600	Total Chemicals				605,261
	Commercial Banks – 0.1%

200	Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	198,640

70	Regions Financial Corporation	7.750%	11/10/14	BBB–	75,641

200	VTB Capital SA, 144A	6.875%	5/29/18	Baa1	212,000
470	Total Commercial Banks				486,281
	Commercial Services & Supplies – 0.3%

200	Aramark Corporation, 144A	5.750%	3/15/20	B–	204,500

250	Ceridian Corporation, 144A	8.875%	7/15/19	B1	277,813

250	Clean Harbors Inc., (3)	5.250%	8/01/20	BB+	253,750

250	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	BB	252,650
950	Total Commercial Services & Supplies				988,713
	Computers & Peripherals – 0.1%

250	Hewlett Packard Company, (3)	3.750%	12/01/20	A–	241,990
	Containers & Packaging – 0.1%

200	Ardagh Packaging Finance / MP HD USA, 144A	4.875%	11/15/22	Ba3	187,000

92	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging (continued)

$325	Reynolds Group	7.125%	4/15/19	B+	$343,281
525	Total Containers & Packaging				530,281
	Diversified Financial Services – 0.1%

225	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	238,500

250	UPCB Finance Limited, 144A, (3)	6.625%	7/01/20	BB	258,750
475	Total Diversified Financial Services				497,250
	Diversified Telecommunication Services – 0.1%

250	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	256,250
	Electric Utilities – 0.1%

570	Comision Federal de Electricidad of the United States of Mexcio, 144A	4.875%	5/26/21	Baa1	582,825
	Energy Equipment & Services – 0.1%

220	Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	218,350

250	Precision Drilling Corporation	6.500%	12/15/21	Ba1	253,125
470	Total Energy Equipment & Services				471,475
	Gas Utilities – 0.1%

250	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	255,625
	Health Care Providers & Services – 1.0%

1,700	Catholic Health Initiatives	1.600%	11/01/17	AA–	1,664,120

250	HCA Holdings Inc.	6.250%	2/15/21	B–	255,000

250	HealthSouth Corporation	5.750%	11/01/24	BB–	243,125

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,519,722
3,915	Total Health Care Providers & Services				3,681,967
	Hotels, Restaurants & Leisure – 0.0%

200	Wynn Las Vegas LLC Corporation	5.375%	3/15/22	BBB–	202,000
	Household Durables – 0.1%

250	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	251,875
	Independent Power Producers & Energy Traders – 0.2%

318	Calpine Corporation, 144A	7.875%	7/31/20	BB+	345,030

200	Dynegy Holdings, Inc., Term Loan	5.875%	6/01/23	B+	182,000

200	Mirant Americas Generation LLC, (3)	8.500%	10/01/21	BB–	215,000
718	Total Independent Power Producers & Energy Traders				742,030
	Media – 0.2%

200	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	187,500

300	Dish DBS Corporation, 144A	4.250%	4/01/18	BB–	294,000

200	Sirius XM Radio Inc., 144A	4.250%	5/15/20	BB	188,000
700	Total Media				669,500
	Metals & Mining – 0.4%

250	ArcelorMittal, (3)	6.750%	2/25/22	BB+	256,250

250	Cliffs Natural Resources Inc., (3)	4.800%	10/01/20	BBB–	225,349

250	Coeur D’Alene Mines Corporation, 144A	7.875%	2/01/21	BB–	246,250

200	Commercial Metals Inc.	4.875%	5/15/23	BB+	184,000

200	IAMGOLD Corporation, 144A	6.750%	10/01/20	BB–	169,000

200	Severstal OAO via Steel Capital, 144A	4.450%	3/19/18	BB+	189,000

200	Taseko Mines Limited	7.750%	4/15/19	B	197,500

200	Vedanta Resources PLC, 144A	6.000%	1/31/19	BB	190,000
1,750	Total Metals & Mining				1,657,349

Nuveen Investments	93

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 1.1%

$200	Bill Barrett Corporation, (3)	7.000%	10/15/22	B+	$200,000

275	Calumet Specialty Products	9.375%	5/01/19	B	294,250

200	Carrizo Oil and Gas Inc.	7.500%	9/15/20	B–	208,000

225	Continental Resources Inc.	5.000%	9/15/22	BB+	228,938

200	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	199,500

250	Everest Acquisition LLC Finance, 144A, (3)	7.750%	9/01/22	B	267,500

250	Holly Energy Partners LP	6.500%	3/01/20	BB–	251,875

250	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	238,125

250	Martin Mid-Stream Partners LP Finance, 144A, (3)	7.250%	2/15/21	B–	251,250

250	MEG Energy Corporation, 144A	6.375%	1/30/23	BB	242,500

200	Newfield Exploration Company	5.625%	7/01/24	BBB–	194,000

250	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB–	252,500

250	PBF Holding Company LLC	8.250%	2/15/20	BB+	261,875

500	Regency Energy Partners Finance, (3)	6.500%	7/15/21	BB	522,500

250	Sabine Pass LNG LP	7.500%	11/30/16	BB+	269,063

175	SM Energy Company	6.625%	2/15/19	BB–	183,313
3,975	Total Oil, Gas & Consumable Fuels				4,065,189
	Paper & Forest Products – 0.1%

250	Sappi Papier Holding GMBH, 144A	8.375%	6/15/19	BB	263,750
	Personal Products – 0.0%

200	Albea Beauty Holdings SA, 144A, (3)	8.375%	11/01/19	B+	196,000
	Pharmaceuticals – 0.1%

250	Endo Pharmaceutical Holdings Inc., (3)	7.000%	12/15/20	BB–	250,938

250	Valeant Pharmaceuticals International, 144A	6.375%	10/15/20	B1	247,188
500	Total Pharmaceuticals				498,126
	Real Estate Management & Development – 0.0%

200	Country Garden Holding Company, 144A, (3)	11.125%	2/23/18	BB–	217,000
	Trading Companies & Distributors – 0.1%

300	Russel Metals Inc., 144A	6.000%	4/19/22	Ba1	285,252
	Road & Rail – 0.0%

175	Hertz Corporation, (3)	7.375%	1/15/21	B	189,437
	Wireless Telecommunication Services – 0.3%

250	Digicel Limited, 144A	7.000%	2/15/20	B1	252,499

300	Frontier Communications Corporation	7.625%	4/15/24	BB+	300,749

200	Sprint Nextel Corporation	7.000%	3/01/20	BB	215,999

400	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	398,999
1,150	Total Wireless Telecommunication Services				1,168,246
$21,082	Total Corporate Bonds (cost $21,828,090)				21,081,191

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 0.1%

	Capital Markets – 0.0%

$200	Goldman Sachs Capital II, (4)	4.000%	N/A (5)	BB+	$159,000

94	Nuveen Investments

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 0.1%

$200	Bank of America Corporation	7.250%	N/A (5)	BB+	$222,100
	Insurance – 0.0%

175	Genworth Financial Inc., (4)	6.150%	11/15/66	Ba1	151,813
	Total $1,000 Par (or similar) Institutional Structures (cost $503,989)				532,913

Principal Amount (000)	Description (1)		Optional Call Provisions (6)	Ratings (2)	Value
	MUNICIPAL BONDS – 0.8%

	Illinois – 0.4%

$1,130	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$1,247,012
	Maryland – 0.3%

1,250	Baltimore County, Maryland, General Obligation Bonds, Taxable, Series 2012, 0.951%, 8/01/17		No Opt. Call	AAA	1,214,025
	Ohio – 0.1%

400	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Federally Taxable, Series 2013B, 3.750%, 12/01/18		No Opt. Call	AA	428,883
$2,780	Total Municipal Bonds (cost $2,823,128)				2,889,920

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 84.6%

$1,100	Fannie Mae STRIPS (P/O)	0.000%	2/01/19	AA–	$958,456

2,115	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.750%	4/01/21	Aaa	1,986,787

2,210	Federal National Mortgage Association	0.000%	10/09/19	AA–	1,856,400

825	FICO STRIPS (I/O)	0.000%	5/02/17	Aaa	787,670

1,080	Private Export Funding	1.450%	8/15/19	Aaa	1,030,733

1,900	Private Export Funding	2.050%	11/15/22	Aaa	1,759,529

1,055	Tennessee Valley Authority, Series A	3.875%	2/15/21	Aaa	1,140,820

8,734	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	12,588,474

233	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/14	Aaa	236,053

2,241	U.S. Treasury Inflation Indexed Obligations	1.250%	4/15/14	Aaa	2,272,095

4,811	U.S. Treasury Inflation Indexed Obligations	2.000%	7/15/14	Aaa	4,966,689

6,412	U.S. Treasury Inflation Indexed Obligations	1.625%	1/15/15	Aaa	6,666,631

4,957	U.S. Treasury Inflation Indexed Obligations	0.500%	4/15/15	Aaa	5,080,757

4,310	U.S. Treasury Inflation Indexed Obligations	1.875%	7/15/15	Aaa	4,581,381

4,323	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/16	Aaa	4,642,933

22,697	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/16	Aaa	23,280,171

3,944	U.S. Treasury Inflation Indexed Obligations	2.500%	7/15/16	Aaa	4,359,235

13,318	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/17	Aaa	14,762,003

29,900	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/17	Aaa	30,677,360

2,502	U.S. Treasury Inflation Indexed Obligations	2.625%	7/15/17	Aaa	2,838,343

1,326	U.S. Treasury Inflation Indexed Obligations	1.625%	1/15/18	Aaa	1,451,879

8,550	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/18	Aaa	8,770,843

1,717	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	1,941,271

Nuveen Investments	95

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$4,403	U.S. Treasury Inflation Indexed Obligations	1.375%	1/15/20	Aaa	$4,797,635

7,085	U.S. Treasury Inflation Indexed Obligations	1.250%	7/15/20	Aaa	7,696,260

11,374	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	12,163,951

18,189	U.S. Treasury Inflation Indexed Obligations	0.625%	7/15/21	Aaa	18,771,661

25,171	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	24,653,624

17,534	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	17,137,812

19,846	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/23	Aaa	19,242,647

11,374	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/25	Aaa	13,549,140

6,239	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	7,204,135

5,016	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	6,038,956

6,965	U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	7,803,452

6,074	U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	8,430,325

4,002	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	4,936,058

5,331	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	6,478,570

5,675	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	6,910,341

8,521	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/42	Aaa	7,500,947

1,517	U.S. Treasury Inflation Indexed Obligations	0.625%	2/15/43	Aaa	1,275,905

2,140	U.S. Treasury Notes	1.375%	7/15/18	Aaa	2,337,812

2,488	U.S. Treasury Notes	1.875%	7/15/19	Aaa	2,805,566
$299,204	Total U.S. Government and Agency Obligations (cost $319,603,694)				318,371,310

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 7.6%

$2,000	Commercial Mortgage Pass-Through Certificates Series 2012-CR4	1.801%	10/17/45	AAA	$1,980,016

730	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	770,765

7,500	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (3)	5.982%	8/10/45	A	8,357,685

3,800	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11, (3)	5.736%	12/10/49	AAA	4,255,840

955	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	996,901

2,000	JPMorgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2013-C12	3.664%	7/17/45	Aaa	1,970,903

1,394	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1	2.178%	7/16/49	Aaa	1,417,704

700	OBP Depositor LLC Trust, Commercial Mortgage Pass-Through Certificates, Series 2010-OBP	4.646%	7/17/45	AAA	759,053

3,060	SBA Tower Trust	3.598%	4/15/43	BBB	3,027,824

164	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	163,913

2,000	UBS Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/12/45	AAA	1,849,928

1,920	Wells Fargo – Royal Bank of Scotland Commercial Mortgage Trust, Series 2012-C10 A3	2.875%	12/15/45	Aaa	1,775,359

1,260	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/17/44	Aaa	1,323,578
$27,483	Total Asset-Backed and Mortgage-Backed Securities (cost $29,347,987)				28,649,469

96	Nuveen Investments

Shares	Description (1), (9)				Value

	INVESTMENT COMPANIES – 0.3%

10,500	Blackrock Credit Allocation Income Trust IV				$136,290

5,000	Invesco Dynamic Credit Opportunities Fund				65,400

28,000	Pimco Income Strategy Fund				334,880

5,000	Pioneer Floating Rate Trust				66,200

19,000	PowerShares Senior Loan Portfolio, (3)				470,250
	Total Investment Companies (cost $1,064,475)				1,073,020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.6%

	Canada – 0.5%

$1,500	Province of Quebec	7.500%	7/15/23	Aa2	$1,995,150
	Poland – 0.1%

250	Republic of Poland	6.375%	7/15/19	A2	291,578
$1,750	Total Sovereign Debt (cost $2,361,271)				2,286,728

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.0%

	Money Market Funds – 4.0%

15,202,864	Mount Vernon Securities Lending Trust Prime Portfolio, 0.195% (7), (8)				$15,202,864
	Total Investments Purchased with Collateral from Securities Lending (cost $15,202,864)				15,202,864
	Total Investments (cost $393,481,698) – 103.7%				390,504,265
	Other Assets Less Liabilities – (3.7)%				(14,070,705)
	Net Assets – 100%				$376,433,560

Investments in Derivatives as of June 30, 2013

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	89	9/13	$19,580,001	$(903)
U.S. Treasury 5-Year Note	Long	75	9/13	9,078,515	(105,191)
U.S. Treasury 10-Year Note	Long	62	9/13	7,846,875	(91,504)
U.S. Treasury Long Bond	Long	47	9/13	6,384,656	(5,069)
U.S. Treasury Ultra Bond	Short	(64)	9/13	(9,428,000)	349,602
				$33,462,047	$146,935
*	Total Notional Amount at Value of Long and Short positions were $42,890,047 and $(9,428,000), respectively.

Nuveen Investments	97

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2013

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $14,856,251.
(4)	For fair value measurement disclosure purposes, $1,000 Par (or similar) Institutional Structures categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(5)	Perpetual security. Maturity date is not applicable.
(6)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.
(9)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
I/O	Interest only security.
N/A	Not applicable.
P/O	Principal only security.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally transactions with qualified institutional buyers.

See accompanying notes to financial statements.

98	Nuveen Investments

Portfolio of Investments

Nuveen Intermediate Government Bond Fund

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.6%

	Health Care Providers & Services – 0.6%

$400	Catholic Health Initiatives	1.600%	11/01/17	AA–	$391,558
$400	Total Corporate Bonds (cost $399,884)				391,558

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value
	MUNICIPAL BONDS – 3.2%

	Connecticut – 0.6%

$385	Connecticut State, General Obligation Bonds, Various Purpose Taxable Series 2012B, 0.465%, 10/15/14		No Opt. Call	AA	$385,154
	Maryland – 0.8%

570	Baltimore County, Maryland, General Obligation Bonds, Taxable, Series 2012, 0.554%, 8/01/15		No Opt. Call	AAA	565,947
	Ohio – 1.8%

250	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Federally Taxable, Series 2013B, 3.750%, 12/01/18		No Opt. Call	AA	268,053

845	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	890,343
1,095	Total Ohio				1,158,396
$2,050	Total Municipal Bonds (cost $2,151,150)				2,109,497

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 37.5%

$765	Fannie Mae Notes	1.100%	8/28/17	Aaa	$754,239

665	Fannie Mae Notes	1.500%	5/25/18	Aaa	658,596

675	Fannie Mae Notes, (4)	0.875%	5/21/18	Aaa	652,362

1,000	Fannie Mae Notes	1.250%	9/27/18	Aaa	981,934

225	Fannie Mae STRIPS (P/O)	0.000%	2/01/19	AA–	196,048

700	Federal Farm Credit Banks, Consolidated Systemwide Notes	3.000%	9/22/14	Aaa	723,520

845	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.500%	11/16/15	Aaa	863,448

360	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.750%	4/01/21	Aaa	338,176

675	Federal Home Loan Bank Bonds	0.375%	6/24/16	Aaa	667,416

700	Federal Home Loan Bank Bonds	1.300%	6/05/18	Aaa	682,759

1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	1,195,082

775	Federal Home Loan Bank Bonds	1.875%	12/09/22	Aaa	695,997

735	Federal Home Loan Banks, Discount Notes	2.220%	3/28/23	Aaa	690,774

365	Federal Home Loan Mortgage Corporation, Notes	3.750%	3/27/19	Aaa	401,223

1,700	Federal National Mortgage Association	1.875%	10/15/15	Aaa	1,747,743

435	Federal National Mortgage Association	0.000%	10/09/19	AA–	365,400

710	FICO STRIPS (I/O)	0.000%	5/02/17	Aaa	677,874

1,065	Freddie Mac Notes	0.850%	2/24/16	Aaa	1,067,084

770	Freddie Mac Notes	0.750%	10/05/16	Aaa	765,871

1,645	Freddie Mac Reference Notes	5.000%	2/16/17	Aaa	1,872,783

985	Freddie Mac Reference Notes	0.750%	1/12/18	Aaa	953,685

880	Freddie Mac Reference Notes	0.875%	3/07/18	Aaa	851,557

Nuveen Investments	99

Portfolio of Investments

Nuveen Intermediate Government Bond Fund (continued)

June 30, 2013

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$270		Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	$310,126

560		Freddie Mac Reference Notes	1.250%	10/02/19	Aaa	530,554

340		Freddie Mac Reference Notes	2.375%	1/13/22	Aaa	330,404

505		Private Export Funding	4.550%	5/15/15	Aaa	544,341

345		Private Export Funding	2.125%	7/15/16	Aaa	358,860

335		Private Export Funding	1.450%	8/15/19	Aaa	319,718

390		Private Export Funding	2.050%	11/15/22	Aaa	361,167

530		Tennessee Valley Authority, Series A	3.875%	2/15/21	Aaa	573,113

325		U.S. Treasury Bonds	8.750%	8/15/20	Aaa	474,297

430		U.S. Treasury Notes	1.000%	11/30/19	Aaa	409,675

2,240		U.S. Treasury Notes	2.000%	2/15/22	Aaa	2,190,824
$24,025		Total U.S. Government and Agency Obligations (cost $24,396,301)				24,206,650

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 58.1%

$686		321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$718,355

764		321 Henderson Receivables LLC., Series 2010-1A	5.560%	7/15/59	Aaa	874,299

641		Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	640,993

526		Commercial Mortgage Pass-Through Certificates 2012-CR2 A1	0.824%	8/17/45	Aaa	523,607

280		DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	295,636

1,000		Discover Card Master Trust I 2011-A3 A	0.403%	3/15/17	AAA	999,793

596		Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	611,031

766		Fannie Mae Mortgage Pool AB1959	2.352%	12/01/40	Aaa	799,819

664		Fannie Mae Mortgage Pool AB9659	2.302%	6/01/43	Aaa	649,594

1,049		Fannie Mae Mortgage Pool AD0486	3.500%	4/01/34	Aaa	1,114,242

240		Fannie Mae Mortgage Pool AD0706	4.000%	3/01/38	Aaa	254,591

588		Fannie Mae Mortgage Pool AE4876	3.000%	10/01/40	Aaa	598,079

—	(5)	Fannie Mae Mortgage Pool 251901	6.500%	8/01/13	Aaa	118

5		Fannie Mae Mortgage Pool 252799	7.000%	10/01/14	Aaa	5,286

248		Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	269,305

147		Fannie Mae Mortgage Pool 254179	6.000%	1/01/22	Aaa	159,673

147		Fannie Mae Mortgage Pool 254344	6.500%	6/01/22	Aaa	163,471

161		Fannie Mae Mortgage Pool 254373	6.500%	7/01/17	Aaa	172,956

151		Fannie Mae Mortgage Pool 254414	7.000%	7/01/17	Aaa	162,516

249		Fannie Mae Mortgage Pool 254720	4.500%	5/01/18	Aaa	264,694

1,801		Fannie Mae Mortgage Pool 464158	3.120%	1/01/15	Aaa	1,847,411

876		Fannie Mae Mortgage Pool 467749	3.240%	4/01/16	Aaa	920,640

71		Fannie Mae Mortgage Pool 580516	5.500%	4/01/16	Aaa	74,523

177		Fannie Mae Mortgage Pool 596680	7.000%	9/01/31	Aaa	195,168

473		Fannie Mae Mortgage Pool 596712	6.500%	6/01/32	Aaa	515,288

86		Fannie Mae Mortgage Pool 656269	6.000%	8/01/32	Aaa	92,691

70		Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	73,809

143		Fannie Mae Mortgage Pool 695765	5.500%	4/01/18	Aaa	151,757

100	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$324	Fannie Mae Mortgage Pool 725793	5.500%	9/01/19	Aaa	$343,183

527	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	567,746

473	Fannie Mae Mortgage Pool 819652	2.665%	3/01/35	Aaa	502,713

162	Fannie Mae Mortgage Pool 848390	1.985%	12/01/35	Aaa	170,281

257	Fannie Mae Mortgage Pool 886034	2.764%	7/01/36	Aaa	275,057

235	Fannie Mae Mortgage Pool 887017	6.500%	8/01/36	Aaa	248,035

313	Fannie Mae Mortgage Pool 913187	2.522%	4/01/37	Aaa	334,618

656	Fannie Mae Mortgage Pool 914224	2.613%	3/01/37	Aaa	697,829

525	Fannie Mae Mortgage Pool 928519	7.000%	6/01/37	Aaa	610,222

207	Fannie Mae Mortgage Pool 995949	2.508%	9/01/36	Aaa	219,158

595	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2013-M3 ASQ2	1.083%	2/25/16	Aaa	598,213

425	Fannie Mae REMIC Pass-Through Certificates 2002-W1 2A	6.814%	2/25/42	Aaa	505,791

520	Fannie Mae REMIC Pass-Through Certificates 2009-M1 A1	3.400%	7/25/19	Aaa	544,948

1,165	Fannie Mae REMIC Pass-Through Certificates 2010-M4 A1	2.520%	6/25/20	Aaa	1,203,623

1,180	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	1,197,884

765	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	795,420

166	FDIC Trust 2001-C1	1.840%	4/25/31	Aaa	167,173

282	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	282,222

200	Federal Home Loan Mortgage Corporation, REMIC 2629 BO	3.250%	3/15/18	Aaa	205,287

798	Freddie Mac Gold Pool C09000	3.500%	6/01/42	Aaa	809,582

448	Freddie Mac Gold Pool 1H1396	2.375%	5/01/37	Aaa	476,359

692	Freddie Mac Gold Pool 780836	2.356%	9/01/33	Aaa	726,556

457	Freddie Mac Gold Pool 848193	2.682%	3/01/36	Aaa	486,478

23	Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	Aaa	25,651

7	Freddie Mac Mortgage Pool, Various E00746	7.000%	9/01/14	Aaa	6,829

2	Freddie Mac Mortgage Pool, Various E72802	6.000%	10/01/13	Aaa	1,595

84	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	95,255

197	Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	Aaa	225,969

591	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01	0.548%	4/25/19	Aaa	592,295

952	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010 A1	3.320%	7/25/20	Aaa	1,010,284

969	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701	2.776%	6/26/17	Aaa	1,006,616

906	Freddie Mac Structured Pass-Through Certificates, Series K008	2.746%	12/25/19	Aaa	945,319

460	Freddie Mac Structures Pass-Through Certificates, Series K-501	1.655%	11/25/16	Aaa	466,650

657	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.699%	3/25/43	Ba3	421,787

73	Government National Mortgage Association Pool 3120	6.500%	8/20/31	Aaa	84,031

37	Government National Mortgage Association Pool 347332	7.500%	12/15/22	Aaa	38,617

6	Government National Mortgage Association Pool 455304	7.000%	9/15/27	Aaa	6,888

657	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	701,319

107	Government National Mortgage Association Pool 570134	7.500%	12/15/31	Aaa	122,685

850	Government National Mortgage Association Pool 633605	6.000%	9/15/34	Aaa	958,905

207	Government National Mortgage Association Pool 780825	6.500%	7/15/28	Aaa	243,262

22	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A3	21,093

Nuveen Investments	101

Portfolio of Investments

Nuveen Intermediate Government Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$823	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	$849,373

509	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1	2.178%	7/16/49	Aaa	517,128

789	National Credit Union Administration Guaranteed Structured Collateral Notes	1.600%	10/29/20	Aaa	799,558

733	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005B	5.990%	1/15/37	A+	769,609

87	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	86,722

88	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	92,415

143	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%	2/10/15	Aaa	149,542

593	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2008-10A	5.902%	2/01/18	Aaa	651,327

758	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	816,267

656	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	695,650
$35,963	Total Asset-Backed and Mortgage-Backed Securities (cost $36,310,746)				37,520,364

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.8%

	Money Market Funds – 0.8%

500,625	Mount Vernon Securities Lending Trust Prime Portfolio, 0.195% (6), (7)				$500,625
	Total Investments Purchased with Collateral from Securities Lending (cost $500,625)				500,625

Shares	Description (1)	Coupon			Value
	SHORT-TERM INVESTMENTS – 2.7%

	Money Market Funds – 2.7%

1,758,968	First American Treasury Obligations Fund, Class Z	0.000% (6)			$1,758,968
	Total Short-Term Investments (cost $1,758,968)				1,758,968
	Total Investments (cost $65,517,674) – 102.9%				66,487,662
	Other Assets Less Liabilities – (2.9)%				(1,904,393)
	Net Assets – 100%				$64,583,269

Investments in Derivatives as of June 30, 2013

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	14	9/13	$3,080,000	$1,444
U.S. Treasury 5-Year Note	Short	(4)	9/13	(484,187)	(1,338)
U.S. Treasury 10-Year Note	Long	32	9/13	4,050,000	(85,442)
U.S. Treasury Long Bond	Short	(29)	9/13	(3,939,469)	115,523
				$2,706,344	$30,187
*	Total Notional Amount at Value of Long and Short positions were $7,130,000 and $(4,423,656), respectively.

102	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $483,717.
(5)	Principal Amount (000) rounds to less than $1,000.
(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.
I/O	Interest only security.
P/O	Principal only security.
TBA	To be announced. Maturity date not known prior to settlement of this transaction.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	103

Portfolio of Investments

Nuveen Short Term Bond Fund

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 47.2%

	Aerospace & Defense – 0.3%

$500	Bombardier Inc., 144A	4.250%	1/15/16	BB	$511,250

2,000	Bombardier Inc., 144A	7.500%	3/15/18	BB	2,230,000
2,500	Total Aerospace & Defense				2,741,250
	Airlines – 0.9%

2,166	Delta Air Lines	5.300%	4/15/19	A	2,328,586

2,449	Delta Air Lines Pass-Through Certificates Series 2012-1A	4.750%	5/07/20	A	2,559,520

1,929	Delta Air Lines Pass-Through Certificates, Series 2012-1B, (3)	6.875%	5/07/19	BB+	2,035,148

1,394	US Airways Pass-Through Trust, Pass-Through Certificates, Series 2001	7.076%	3/20/21	BBB–	1,477,519
7,938	Total Airlines				8,400,773
	Auto Components – 0.3%

1,500	Pittsburgh Glass Works LLC, 144A	8.500%	4/15/16	B+	1,485,000

1,000	TRW Automotive Inc., 144A	8.875%	12/01/17	BBB–	1,062,500
2,500	Total Auto Components				2,547,500
	Automobiles – 1.3%

400	Chrysler GP/CG Company, (3)	8.000%	6/15/19	B1	436,500

2,700	Daimler Finance NA LLC, 144A	1.250%	1/11/16	A–	2,682,404

2,000	DriveTime Automotive Group Inc, DT Acceptance Corporation, 144A	12.625%	6/15/17	B3	2,140,000

1,000	General Motors Financial Company Inc., 144A	4.750%	8/15/17	BB	1,025,000

1,710	Jaguar Land Rover PLC, 144A	8.125%	5/15/21	BB–	1,881,000

3,360	Volkswagen International Finance NV, 144A	1.625%	3/22/15	A–	3,399,211
11,170	Total Automobiles				11,564,115
	Beverages – 1.3%

2,235	Anheuser-Busch Companies Inc.	5.050%	10/15/16	A	2,507,771

1,500	Constellation Brands Inc.	8.375%	12/15/14	BB+	1,620,000

2,560	Dr. Pepper Snapple Group Inc.	2.900%	1/15/16	Baa1	2,665,375

2,000	Heineken NV, 144A	1.400%	10/01/17	BBB+	1,943,204

2,700	SABMiller Holdings Inc., 144A	1.850%	1/15/15	BBB+	2,739,296
10,995	Total Beverages				11,475,646
	Biotechnology – 0.5%

2,000	Genentech Inc.	4.750%	7/15/15	AA	2,157,654

1,900	STHI Holding Corporation, 144A	8.000%	3/15/18	B	2,052,000
3,900	Total Biotechnology				4,209,654
	Building Products – 0.3%

750	Hanson Limited	6.125%	8/15/16	BB+	811,875

2,000	Masco Corporation	6.125%	10/03/16	BBB–	2,160,000
2,750	Total Building Products				2,971,875
	Capital Markets – 2.9%

2,000	E Trade Financial Corporation	6.750%	6/01/16	B2	2,055,000

12,030	Goldman Sachs Group, Inc.	6.250%	9/01/17	A	13,632,444

2,645	Morgan Stanley	4.100%	1/26/15	A	2,759,174

5,000	Morgan Stanley	1.750%	2/25/16	A	4,953,345

2,250	Nomura Holdings Incorporated	2.000%	9/13/16	BBB+	2,224,892

582	UBS AG Stamford	3.875%	1/15/15	A	606,559
24,507	Total Capital Markets				26,231,414

104	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals – 1.2%

$2,000	Dow Chemical Company	2.500%	2/15/16	BBB	$2,061,308

2,215	Eastman Chemical Company	2.400%	6/01/17	BBB	2,218,874

1,875	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	1,989,334

2,000	Rhodia SA, 144A	6.875%	9/15/20	BBB+	2,243,652

2,750	The Sherwin-Williams Company	1.350%	12/15/17	A	2,675,090
10,840	Total Chemicals				11,188,258
	Commercial Banks – 5.1%

5,000	Australia and New Zealand Banking Group Limited, 144A	2.400%	11/23/16	Aaa	5,174,500

800	Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	794,560

3,305	Bank of Nova Scotia	1.375%	12/18/17	Aa2	3,208,659

3,615	Barclays Bank PLC	5.000%	9/22/16	A	3,993,783

2,315	BB&T Corporation	3.200%	3/15/16	A+	2,426,419

1,300	BBVA Bancomer SA Texas, 144A, (3)	4.500%	3/10/16	A2	1,348,750

2,000	CIT Group Inc., 144A	4.750%	2/15/15	BB–	2,032,500

2,000	Credit Agricole SA, 144A, (3)	3.000%	10/01/17	A+	2,025,020

3,735	Deutsche Bank London	3.250%	1/11/16	A+	3,910,930

1,550	Fifth Third Bancorp.	3.625%	1/25/16	A–	1,636,282

1,500	ING Bank NV, 144A	3.750%	3/07/17	A+	1,569,960

2,760	National Australia Bank, 144A	3.000%	7/27/16	Aa2	2,875,368

2,000	Nordea Bank AB, 144A	3.125%	3/20/17	AA–	2,058,160

1,000	Rabobank Nederland Utrec	3.375%	1/19/17	Aa2	1,050,229

1,400	Rabobank Nederland	3.200%	3/11/15	Aa2	1,451,638

705	Regions Financial Corporation	7.750%	11/10/14	BBB–	761,809

2,000	Regions Financial Corporation	2.000%	5/15/18	BBB–	1,890,618

2,000	Royal Bank of Scotland Group PLC	2.550%	9/18/15	A	2,033,518

2,000	Wells Fargo & Company	1.500%	7/01/15	AA–	2,022,786

3,755	Wells Fargo & Company	3.676%	6/15/16	AA–	4,011,910
44,740	Total Commercial Banks				46,277,399
	Commercial Services & Supplies – 0.6%

3,000	International Lease Finance Corporation	4.875%	4/01/15	BBB–	3,048,750

1,815	Waste Management Inc.	2.600%	9/01/16	BBB	1,874,443
4,815	Total Commercial Services & Supplies				4,923,193
	Computers & Peripherals – 0.4%

3,510	Hewlett Packard Company	3.000%	9/15/16	A–	3,604,538
	Construction & Engineering – 0.4%

1,000	ABB Finance USA Inc.	1.625%	5/08/17	A	993,418

2,665	Caterpillar Financial Services Corporation	1.100%	5/29/15	A	2,679,471
3,665	Total Construction & Engineering				3,672,889
	Consumer Finance – 1.1%

505	Ally Financial Inc.	5.500%	2/15/17	BB–	527,629

1,635	American Express Credit Corporation	1.750%	6/12/15	A+	1,657,185

2,405	American Express Credit Corporation	2.800%	9/19/16	A+	2,496,922

2,000	American Honda Finance Limited, 144A	1.450%	2/27/15	A+	2,020,532

2,050	Capital One Financial Corporation	6.150%	9/01/16	BBB+	2,287,620

1,000	Ford Motor Credit Company	8.000%	12/15/16	Baa3	1,171,137
9,595	Total Consumer Finance				10,161,025

Nuveen Investments	105

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 0.1%

$1,000	Reynolds Group	7.875%	8/15/19	B+	$1,090,000
	Diversified Financial Services – 5.8%

12,510	Bank of America Corporation	4.500%	4/01/15	A	13,122,064

12,390	Citigroup Inc.	4.587%	12/15/15	A	13,231,702

2,000	Ford Motor Credit Company	2.750%	5/15/15	Baa3	2,027,980

9,930	General Electric Capital Corporation	2.300%	4/27/17	AA+	10,067,133

1,675	ING Bank NV, 144A, (3)	4.000%	3/15/16	A+	1,766,857

4,500	JPMorgan Chase & Company	5.150%	10/01/15	A	4,861,890

4,500	JPMorgan Chase & Company	3.150%	7/05/16	A+	4,673,700

2,970	National Rural Utilities Cooperative Finance Corporation	1.900%	11/01/15	A+	3,042,257
50,475	Total Diversified Financial Services				52,793,583
	Diversified Telecommunication Services – 1.0%

2,195	AT&T, Inc.	0.900%	2/12/16	A	2,178,454

2,500	British Telecommunications PLC	2.000%	6/22/15	BBB	2,549,018

2,000	Qwest Corporation, (3)	7.500%	10/01/14	BBB–	2,152,722

2,500	Verizon Communications, (3)	2.000%	11/01/16	A	2,547,415
9,195	Total Diversified Telecommunication Services				9,427,609
	Electronic Equipment & Instruments – 0.2%

1,410	Tyco Electronics Group, SA	1.600%	2/03/15	BBB+	1,420,097
	Energy Equipment & Services – 1.3%

1,000	Cameron International Corporation	1.600%	4/30/15	BBB+	1,006,974

3,000	Ensco PLC	3.250%	3/15/16	BBB+	3,134,769

1,825	Noble Holding International Limited	3.450%	8/01/15	A–	1,892,109

2,700	Pacific Drilling SA	8.250%	2/23/15	N/R	2,808,000

3,100	Transocean Inc.	4.950%	11/15/15	BBB–	3,325,032
11,625	Total Energy Equipment & Services				12,166,884
	Food Products – 0.9%

2,000	Kellogg Company	1.125%	5/15/15	BBB+	2,008,598

2,270	Kraft Foods Inc.	6.500%	8/11/17	Baa2	2,639,216

3,000	Sara Lee Corporation	2.750%	9/15/15	BBB	3,082,653
7,270	Total Food Products				7,730,467
	Gas Utilities – 0.2%

1,246	Suburban Propane Partners LP, (3)	7.500%	10/01/18	BB–	1,308,300
	Health Care Equipment & Supplies – 0.2%

2,000	Boston Scientific Corporation	6.250%	11/15/15	BBB–	2,213,508
	Health Care Providers & Services – 1.7%

2,560	Covidien International Finance SA	1.350%	5/29/15	A	2,582,090

3,500	Express Scripts Holding Company, 144A	3.500%	11/15/16	BBB+	3,715,376

1,000	HCA Inc.	8.500%	4/15/19	BB+	1,073,125

1,500	HealthSouth Corporation	8.125%	2/15/20	BB–	1,623,750

2,650	Queat Diagnostics Inc.	5.450%	11/01/15	BBB+	2,892,849

1,945	UnitedHealth Group Incorporated, (3)	0.850%	10/15/15	A	1,947,536

1,750	Wellpoint Inc.	1.875%	1/15/18	A–	1,713,502
14,905	Total Health Care Providers & Services				15,548,228

106	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 0.5%

$2,000	CityCenter Holdings Finance	7.625%	1/15/16	BB–	$2,110,000

1,750	Wynn Las Vegas LLC Corporation	7.750%	8/15/20	BBB–	1,943,200
3,750	Total Hotels, Restaurants & Leisure				4,053,200
	Independent Power Producers & Energy Traders – 0.3%

1,250	Calpine Corporation, 144A	7.875%	7/31/20	BB+	1,356,250

1,643	RRI Energy Inc.	7.875%	6/15/17	B+	1,745,688
2,893	Total Independent Power Producers & Energy Traders				3,101,938
	Insurance – 2.3%

3,380	AFLAC Insurance	2.650%	2/15/17	A–	3,460,691

2,736	Allied World Assurance Holdings Limited	7.500%	8/01/16	A–	3,153,314

4,945	American International Group, Inc.	4.875%	9/15/16	A–	5,416,580

2,000	Hartford Financial Services Group Inc.	4.000%	3/30/15	BBB	2,091,172

2,000	Lincoln National Corporation	4.300%	6/15/15	A–	2,121,042

3,600	Prudential Covered Trust, 144A	2.997%	9/30/15	A	3,714,912

1,000	Security Benefit Life Insurance Company, 144A	8.750%	5/15/16	BBB	1,143,186
19,661	Total Insurance				21,100,897
	Internet & Catalog Retail – 0.3%

2,695	Amazon.com Incorporated	1.200%	11/29/17	AA–	2,606,426
	IT Services – 0.3%

2,500	Computer Sciences Corporation, (3)	2.500%	9/15/15	BBB	2,548,848
	Life Sciences Tools & Services – 0.3%

1,250	Thermo Fischer Scientific Inc.	3.200%	5/01/15	Baa1	1,290,628

1,745	Thermo Fischer Scientific Inc.	2.250%	8/15/16	Baa1	1,770,578
2,995	Total Life Sciences Tools & Services				3,061,206
	Media – 2.0%

1,570	DIRECTV Holdings LLC, (3)	3.550%	3/15/15	BBB	1,629,933

2,000	DIRECTV Holdings LLC	3.125%	2/15/16	BBB	2,075,520

2,000	Dish DBS Corporation, 144A	4.250%	4/01/18	BB–	1,960,000

1,500	LIN Television Corporation	8.375%	4/15/18	B	1,595,625

4,000	NBC Universal Media LLC	3.650%	4/30/15	A–	4,202,948

1,000	News America Holdings Inc.	5.300%	12/15/14	BBB+	1,063,957

1,000	TCM Sub LLC	3.550%	1/15/15	A–	1,035,872

1,025	Time Warner Cable Inc.	8.250%	2/14/14	BBB	1,071,977

1,500	Virgin Media Finance PLC	8.375%	10/15/19	B	1,627,500

2,140	Vivendi SA	2.400%	4/10/15	BBB	2,177,664
17,735	Total Media				18,440,996
	Metals & Mining – 2.3%

1,000	APERAM, 144A, (3)	7.375%	4/01/16	B+	970,000

3,680	ArcelorMittal, (3)	4.250%	3/01/16	BB+	3,698,400

2,500	Cliffs Natural Resources Inc., (3)	3.950%	1/15/18	BBB–	2,388,520

1,500	Evraz Group S.A., 144A	8.250%	11/10/15	BB–	1,577,895

2,200	Freeport McMoRan Copper & Gold, Inc.	2.150%	3/01/17	BBB	2,153,338

1,735	Rio Tinto Finance USA PLC, (3)	1.625%	8/21/17	A–	1,701,665

2,000	Teck Resources Limited	3.850%	8/15/17	BBB	2,076,124

2,000	United States Steel Corporation, (3)	6.050%	6/01/17	BB–	2,080,000

Nuveen Investments	107

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$1,175	Vale Overseas Limited	6.250%	1/11/16	A–	$1,295,873

2,500	Xstrata Finance Canada Limited, 144A, (3)	3.600%	1/15/17	BBB	2,519,590
20,290	Total Metals & Mining				20,461,405
	Multiline Retail – 0.4%

3,397	Federated Retail Holdings Inc., Macy’s Inc., (3)	5.900%	12/01/16	BBB	3,858,839
	Multi-Utilities – 0.3%

2,665	Sempra Energy	2.300%	4/01/17	BBB+	2,699,197
	Oil, Gas & Consumable Fuels – 4.2%

2,075	Anadarko Petroleum Corporation	5.950%	9/15/16	BBB–	2,327,474

1,000	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	1,149,980

2,505	BP Capital Markets PLC	2.248%	11/01/16	A	2,565,225

2,000	CNOOC Finance 2013 Limited	1.125%	5/09/16	AA–	1,967,600

2,000	Crosstex Energy Finance	8.875%	2/15/18	B+	2,120,000

2,000	El Paso Pipeline Partners Operating Company LLC	4.100%	11/15/15	BBB–	2,125,626

1,500	Kinder Morgan Finance Company ULC, (3)	5.700%	1/05/16	BB	1,606,644

3,000	Marathon Petroleum Corporation	3.500%	3/01/16	BBB	3,149,136

1,500	PBF Holding Company LLC	8.250%	2/15/20	BB+	1,571,250

2,685	Petrobras International Finance Company	2.875%	2/06/15	A3	2,709,200

2,500	Petrohawk Energy Corporation	7.250%	8/15/18	A	2,727,500

4,345	Phillips 66, (3)	2.950%	5/01/17	Baa1	4,478,035

2,000	Regency Energy Partners Finance, (3)	6.500%	7/15/21	BB	2,090,000

1,852	Sabine Pass LNG LP	7.500%	11/30/16	BB+	1,993,215

2,545	Total Capital SA, (3)	2.300%	3/15/16	Aa1	2,627,776

2,515	TranCanada Pipelines Limited	0.750%	1/15/16	A–	2,486,575
36,022	Total Oil, Gas & Consumable Fuels				37,695,236
	Paper & Forest Products – 0.1%

1,000	Sappi Papier Holding GMBH, 144A	8.375%	6/15/19	BB	1,055,000
	Personal Products – 0.3%

2,000	International Paper Company	7.950%	6/15/18	BBB	2,448,840
	Pharmaceuticals – 1.1%

2,000	AbbVie Inc., 144A	1.200%	11/06/15	A+	2,002,198

3,600	Merck & Company Inc.	2.250%	1/15/16	AA	3,719,221

2,000	Watson Pharmaceuticals Inc.	1.875%	10/01/17	BBB	1,949,720

1,000	Zoetis Incorporated, 144A	1.150%	2/01/16	Baa2	996,603

1,500	Zoetis Incorporated, 144A	1.875%	2/01/18	Baa2	1,468,427
10,100	Total Pharmaceuticals				10,136,169
	Real Estate Investment Trust – 1.7%

2,000	DuPont Fabros Technology LP	8.500%	12/15/17	Ba1	2,110,000

1,000	FelCor Lodging LP	6.750%	6/01/19	B2	1,045,000

2,000	First Industrial Realty Trust	5.950%	5/15/17	BB+	2,111,718

3,395	Health Care REIT Inc.	3.625%	3/15/16	BBB	3,559,868

2,000	Omega Healthcare Investors Inc.	6.750%	10/15/22	BBB–	2,130,000

2,000	Simon Property Group, L.P.	4.200%	2/01/15	A	2,083,350

2,000	Ventas Realty LP	3.125%	11/30/15	BBB+	2,092,954
14,395	Total Real Estate Investment Trust				15,132,890

108	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 0.5%

$2,655	Asciano Finance Limited, 144A	3.125%	9/23/15	Baa2	$2,713,025

2,000	Avis Budget Car Rental, (3)	8.250%	1/15/19	BB–	2,175,000
4,655	Total Road & Rail				4,888,025
	Semiconductors & Equipment – 0.5%

2,000	Freescale Semiconductor Inc.	9.250%	4/15/18	B1	2,155,000

1,000	National Semiconductor Corporation	3.950%	4/15/15	A+	1,056,900

1,000	NXP BV, 144A, (3)	3.750%	6/01/18	B+	980,000
4,000	Total Semiconductors & Equipment				4,191,900
	Tobacco – 0.8%

2,000	BAT International Finance PLC, 144A	2.125%	6/07/17	A–	2,005,940

3,000	Lorillard Tobacco	2.300%	8/21/17	Baa2	2,962,272

1,860	Reynolds American Inc.	1.050%	10/30/15	Baa2	1,859,477
6,860	Total Tobacco				6,827,689
	Trading Companies & Distributors – 0.1%

1,000	GATX Corporation	4.750%	5/15/15	BBB	1,051,774
	Transportation Infrastructure – 0.2%

2,000	Penske Truck Leasing, 144A	3.125%	5/11/15	BBB+	2,066,602
	Wireless Telecommunication Services – 0.7%

2,000	America Movil S.A. de C.V.	2.375%	9/08/16	A2	2,026,418

2,000	Crown Castle Towers LLC	4.523%	1/15/15	A2	2,093,386

2,170	Deutsche Telekom International Finance BV	5.750%	3/23/16	BBB+	2,412,316
6,170	Total Wireless Telecommunication Services				6,532,120
$409,334	Total Corporate Bonds (cost $424,246,081)				427,627,402

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 0.2%

	Leisure Equipment & Products – 0.2%

$2,000	Hasbro Inc.	6.300%	9/15/17	BBB+	$2,283,750
$2,000	Total Convertible Bonds (cost $2,281,350)				2,283,750

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value
	MUNICIPAL BONDS – 3.5%

	Arizona – 0.5%

	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Taxable Series 2011:
$2,800	2.302%, 7/01/14		No Opt. Call	AA	$2,830,240
2,000	2.828%, 7/01/15		No Opt. Call	AA	2,055,080
4,800	Total Arizona				4,885,320
	California – 0.4%

1,015	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17		No Opt. Call	A1	1,153,375

2,640	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Taxable Second Series 2011E, 2.021%, 5/01/14		No Opt. Call	A+	2,660,011
3,655	Total California				3,813,386

Nuveen Investments	109

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	Guam – 0.3%

	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2:
$1,155	2.933%, 1/01/17		No Opt. Call	A	$1,130,075
1,190	3.301%, 1/01/18		No Opt. Call	A	1,155,276
2,345	Total Guam				2,285,351
	Massachusetts – 0.4%

	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project Series 3011B:
3,260	1.910%, 7/01/14		No Opt. Call	A	3,271,084
400	3.230%, 7/01/15		No Opt. Call	A	411,192
3,660	Total Massachusetts				3,682,276
	Michigan – 0.1%

870	Wayne County, Michigan, General Obligation Bonds, Taxable Notes Series 2011, 5.000%, 9/15/13		No Opt. Call	BBB	870,505
	Minnesota – 0.4%

4,000	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Taxable Series 2011A, 2.643%, 3/01/14		No Opt. Call	AA+	4,045,080
	Nevada – 0.3%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Taxable Series 2011B, 3.176%, 6/01/17		No Opt. Call	AA+	2,600,400
	Ohio – 0.2%

1,470	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	1,548,880
	Pennsylvania – 0.2%

1,500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Taxable Series 2012B, 4.120%, 5/01/16		No Opt. Call	Baa2	1,540,095
	Texas – 0.7%

1,500	Dallas Fort Worth International Airport Facility Improvement Corporation, Texas, Learjet Inc. Project, Revenue Bonds, Series 2001-A1, 6.150%, 1/01/16 (Alternative Minimum Tax)		7/13 at 100.00	Ba2	1,487,475

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Taxable Series 2011E, 1.770%, 11/01/14		No Opt. Call	A+	5,044,150
6,500	Total Texas				6,531,625
$31,300	Total Municipal Bonds (cost $31,504,409)				31,802,918

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 3.5%

$5,000	Fannie Mae Notes	0.500%	3/30/16	Aaa	$4,971,980

15,000	Federal Home Loan Bank Bonds	1.375%	5/28/14	Aaa	15,157,110

380	U.S. Treasury Notes	1.875%	2/28/14	Aaa	384,349

900	U.S. Treasury Notes	0.250%	1/31/15	Aaa	899,825

10,000	U.S. Treasury Notes	0.875%	1/31/17	Aaa	9,984,380

55	U.S. Treasury Securities, STRIPS (I/O)	0.000%	5/15/14	Aaa	54,931
$31,335	Total U.S. Government and Agency Obligations (cost $31,421,740)				31,452,575

110	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 47.7%

$1,185	Ally Auto Receivables Trust, Asset Backed Notes, Series 2010-1	2.300%	12/15/14	AAA	$1,188,957

2,500	American Express Credit Card Trust 2012-2 A	0.680%	3/15/18	AAA	2,496,230

5,170	American Tower Company, 144A	1.551%	3/15/43	Aaa	5,080,440

4,770	AmeriCold LLC Trust, Series 2010	2.500%	1/17/29	AAA	4,717,105

1,050	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aaa	1,053,875

39	Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R9	0.423%	11/25/35	AA+	38,746

763	Amortizing Residential Collateral Trust Series 2002-BC4 M1	1.243%	7/25/32	BBB+	711,568

850	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	905,977

2,684	Bayview Opportunity Master Fund Trust IIB, Series 2012-4NPL	3.475%	7/28/32	N/R	2,690,637

3,519	Bayview Opportunity Master Fund Trust, 2013-8NPL	3.228%	3/28/33	N/R	3,508,718

4,970	Cabela’s Master Credit Card Trust, Series 2010-1A	1.643%	1/15/18	AAA	5,051,642

4,290	Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/15/18	AAA	4,412,424

3,000	Cabela’s Master Credit Card Trust, Series 2011-A2, 144A	0.723%	2/18/20	AAA	2,998,416

3,439	CAM Mortgage Trust 2013-1	3.967%	11/25/57	N/R	3,395,821

3,000	Capital One Multi-Asset Execution Trust, Cards Series 2006-A11 A11	0.283%	6/15/19	AAA	2,977,521

5,856	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	1.650%	7/17/17	A3	5,837,058

575	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	Aaa	583,662

286	Carmax Auto Owners Trust Series 2013-1 A1	0.200%	2/17/14	A-1+	285,541

141	CarNow Auto Receivables Trust 2012-1A	2.090%	1/15/15	AA	141,339

4,000	CarNow Auto Receivables Trust 2013-1A	1.160%	10/16/17	AA	3,996,172

3,143	CenterPoint Energy Restoration Bond Company LLC, Senior Secured System Restoration Bonds, Series 2009-1	1.833%	2/15/16	AAA	3,178,157

2,955	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	2,956,580

605	Citicorp Mortgage Securities I, REMIC Pass-Through Certificates, Series 2007-9	5.500%	12/25/22	Ba3	610,898

877	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	Caa1	897,174

6,500	Citigroup Commercial Mortgage Trust Series 2012-GC8	1.813%	9/12/45	Aaa	6,486,493

3,250	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2010-10	4.778%	12/27/32	BBB–	3,231,932

1,865	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.323%	6/25/47	B–	1,836,943

884	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	752,207

4,250	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	3/25/29	Caa1	3,959,870

391	Countrywide Asset-Backed Certificates Trust, Series 2005-16 2AF2	5.189%	2/25/30	Caa3	384,718

822	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.313%	6/25/47	AAA	816,564

233	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.762%	2/25/34	A	216,639

2,411	Countrywide Home Loans, Asset Backed Certificates Series 2007-7	0.353%	10/25/47	AAA	2,349,685

5,000	Credit Suisse Commercial Mortgage Trust 2013-IVR4	3.000%	7/25/43	AAA	4,964,060

695	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	732,278

788	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass- Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	794,718

2,405	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	2,539,300

Nuveen Investments	111

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$700	Developers Diversified Realty Corporation, Commercial Mortgage Pass-Through Certificates Series 2009-DDR1	5.730%	10/17/22	AAA	$730,655

4,000	Discover Card Master Trust Series 2013-A1	0.493%	8/17/20	AAA	3,951,412

1,710	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	1,754,252

4,221	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	4,255,228

2,271	Entergy Texas Restoration Funding LLC	2.120%	2/01/16	AAA	2,297,267

74	Equivantage Acceptance Corporation, Home Equity Loan Asset-Backed Certificates, Series 1996-4	7.250%	1/25/28	BB+	73,744

2,215	Extended Stay America Trust 2013-ESFL	0.994%	12/05/31	AAA	2,209,144

4,435	Extended Stay America Trust 2013-ESFL	0.894%	12/05/31	AAA	4,412,710

1,765	Fannie Mae Mortgage Interest Strips 366 25 (I/O)	5.000%	9/01/24	Aaa	154,353

1,671	Fannie Mae Mortgage Pool AD0486	2.352%	4/01/34	Aaa	1,774,017

1,188	Fannie Mae Mortgage Pool AD0550	2.577%	8/01/37	Aaa	1,262,405

1,275	Fannie Mae Mortgage Pool AD0706	2.302%	3/01/38	Aaa	1,354,790

2,082	Fannie Mae Mortgage Pool AE0058	2.358%	7/01/36	Aaa	2,210,465

6,189	Fannie Mae Mortgage Pool AL2720	3.000%	11/01/27	Aaa	6,373,902

6,472	Fannie Mae Mortgage Pool AO9636	2.500%	7/01/27	Aaa	6,520,135

2,723	Fannie Mae Mortgage Pool MA0771	3.500%	6/01/21	Aaa	2,846,900

55	Fannie Mae Mortgage Pool 255039	4.000%	12/01/13	Aaa	58,166

253	Fannie Mae Mortgage Pool 433988	2.217%	11/01/25	Aaa	260,764

803	Fannie Mae Mortgage Pool 535363	5.073%	12/01/31	Aaa	867,214

98	Fannie Mae Mortgage Pool 545717	2.176%	5/01/32	Aaa	104,515

10	Fannie Mae Mortgage Pool 545791	2.360%	3/01/32	Aaa	10,923

147	Fannie Mae Mortgage Pool 555369	2.355%	8/01/36	Aaa	155,922

158	Fannie Mae Mortgage Pool 625338	2.225%	6/01/31	Aaa	168,110

125	Fannie Mae Mortgage Pool 634948	2.415%	5/01/32	Aaa	126,587

25	Fannie Mae Mortgage Pool 661645	2.596%	10/01/32	Aaa	25,889

171	Fannie Mae Mortgage Pool 671884	2.630%	12/01/32	Aaa	172,905

1,598	Fannie Mae Mortgage Pool 725721	2.510%	6/01/34	Aaa	1,692,239

1,004	Fannie Mae Mortgage Pool 745922	2.676%	7/01/35	Aaa	1,066,285

134	Fannie Mae Mortgage Pool 775389	2.258%	4/01/34	Aaa	135,557

1,302	Fannie Mae Mortgage Pool 795242	2.040%	7/01/34	Aaa	1,377,940

1,087	Fannie Mae Mortgage Pool 797182	2.323%	11/01/34	Aaa	1,139,993

2,125	Fannie Mae Mortgage Pool 819652	2.665%	3/01/35	Aaa	2,259,457

104	Fannie Mae Mortgage Pool 838948	1.939%	8/01/35	Aaa	109,365

847	Fannie Mae Mortgage Pool 838958	2.368%	8/01/35	Aaa	900,591

1,149	Fannie Mae Mortgage Pool 841068	2.492%	11/01/34	Aaa	1,236,657

433	Fannie Mae Mortgage Pool 848390	1.985%	12/01/35	Aaa	454,083

528	Fannie Mae Mortgage Pool 886034	2.764%	7/01/36	Aaa	565,117

517	Fannie Mae Mortgage Pool 995949	2.508%	9/01/36	Aaa	547,896

1,602	Fannie Mae Multifamily REMIC Trust 2010-M6, Guaranteed Pass-Through Certificates 2010-M6 A1	2.210%	9/25/20	Aaa	1,640,267

8,222	Fannie Mae Multifamily REMIC Trust 2011-M3, Guaranteed Pass-Through Certificates 2011-M3 A1	2.072%	7/25/21	Aaa	8,407,494

2,890	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2013-M3 ASQ2	1.083%	2/25/16	Aaa	2,905,606

112	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$34	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-150 MA	5.500%	9/25/22	Aaa	$37,179

247	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2003-122 AJ	4.500%	2/25/28	Aaa	247,508

553	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GA	4.350%	3/25/34	Aaa	565,471

1,299	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GF	0.493%	11/25/34	Aaa	1,301,569

1,084	Fannie Mae REMIC Pass-Through Certificates 2010-M1 A1	3.305%	9/25/19	Aaa	1,132,205

1,553	Fannie Mae REMIC Pass-Through Certificates 2011-6 BA	2.750%	6/25/20	Aaa	1,610,122

10,000	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.000%	TBA	Aaa	10,285,938

15,000	Fannie Mae TBA Mortgage Pool, (WI/DD)	2.500%	TBA	Aaa	15,086,718

3,005	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	3,125,267

1,970	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.744%	2/25/48	Aaa	1,967,329

1,507	FDIC Trust 2001-C1	1.840%	4/25/31	Aaa	1,521,439

2,819	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	2,822,221

12	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	12,848

766	Federal Home Loan Mortgage Corporation, REMIC 2629 BO	3.250%	3/15/18	Aaa	785,224

2,500	Fifth Third Auto Trust, Series 2013 A B	1.210%	4/15/19	A	2,461,973

710	Ford Credit Auto Owner Trust 10A	2.930%	11/15/15	AAA	727,031

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3	4.200%	2/15/17	AAA	1,557,941

3,230	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.677%	10/19/54	AAA	3,261,149

463	Freddie Mac Gold Pool 780456	2.347%	5/01/33	Aaa	493,160

989	Freddie Mac Gold Pool 780911	2.414%	10/01/33	Aaa	1,052,665

1,024	Freddie Mac Gold Pool 781296	2.362%	3/01/34	Aaa	1,085,157

236	Freddie Mac Gold Pool 786591	2.482%	12/01/26	Aaa	252,606

140	Freddie Mac Gold Pool 786853	2.260%	10/01/29	Aaa	147,235

201	Freddie Mac Gold Pool 846946	2.353%	1/01/29	Aaa	214,092

81	Freddie Mac Gold Pool 847014	1.994%	5/01/30	Aaa	82,352

118	Freddie Mac Gold Pool 847063	2.481%	10/01/32	Aaa	126,249

941	Freddie Mac Gold Pool 847241	2.308%	10/01/30	Aaa	1,001,218

1,728	Freddie Mac Gold Pool 847331	2.252%	8/01/32	Aaa	1,831,959

105	Freddie Mac Gold Pool 847367	2.194%	6/01/31	Aaa	110,785

574	Freddie Mac Gold Pool 847652	2.308%	9/01/32	Aaa	600,043

1,840	Freddie Mac Gold Pool 848193	2.682%	3/01/36	Aaa	1,956,013

1,976	Freddie Mac Gold Pool 848282	2.425%	6/01/38	Aaa	2,094,237

225	Freddie Mac Gold Pool 972055	3.772%	4/01/30	Aaa	240,107

226	Freddie Mac Mortgage Pool, Various M30035	4.500%	4/01/22	Aaa	234,872

1,248	Freddie Mac Multi-Class Certificates 3780 FE	0.593%	12/15/20	Aaa	1,256,177

675	Freddie Mac Non Gold Participation Certificates 1L1462	2.291%	8/01/36	Aaa	710,046

6,998	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2001-ALF	2.716%	2/12/21	AAA	7,059,427

15,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (3)	5.982%	8/10/45	A	16,715,370

5,211	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/12/43	Aaa	5,521,540

5,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC3	3.645%	3/11/44	Aaa	5,274,795

Nuveen Investments	113

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,130	Goldman Sachs Mortgage Securities Corporation, Commercial Mortgage Pass- Through Certificates, Series 2011-GC5	2.999%	8/10/44	Aaa	$2,218,472

1,821	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1	3.185%	1/25/35	CC	415,516

619	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	647,732

115	Government National Mortgage Association Pool 8006	1.750%	7/20/22	Aaa	119,761

20	Government National Mortgage Association Pool 80106	1.750%	8/20/27	Aaa	21,119

31	Government National Mortgage Association Pool 80154	1.625%	1/20/28	Aaa	32,246

86	Government National Mortgage Association Pool 80283	1.750%	5/20/29	Aaa	90,140

155	Government National Mortgage Association Pool 80469	1.625%	11/20/30	Aaa	161,926

49	Government National Mortgage Association Pool 80507	1.750%	4/20/31	Aaa	50,865

189	Government National Mortgage Association Pool 80535	1.750%	8/20/31	Aaa	197,709

37	Government National Mortgage Association Pool 80580	1.625%	2/20/32	Aaa	38,307

69	Government National Mortgage Association Pool 8699	1.750%	9/20/25	Aaa	71,721

80	Government National Mortgage Association Pool 8824	2.000%	8/20/21	Aaa	83,936

56	Government National Mortgage Association Pool 8847	1.750%	4/20/26	Aaa	58,406

4,250	GraceChurch Card PLC. Series 2012-1A	0.893%	2/15/17	AAA	4,279,193

4,076	GraceChurch Mortgage Financing PLC, Series 2011-1A	1.824%	11/20/56	AAA	4,145,254

7,050	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11, (3)	5.736%	12/10/49	AAA	7,895,704

3,750	Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012-1A, 144A	1.927%	10/15/54	AAA	3,815,096

5,100	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T1	0.898%	1/15/44	AAA	5,082,150

1,000	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T2	1.340%	10/15/43	AAA	999,600

500	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T2	4.940%	10/15/45	BBB	514,850

2,250	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2013-T2	1.147%	5/16/44	AAA	2,244,713

856	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	7.220%	8/20/29	AA–	860,369

4,508	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2006-5 2A	0.393%	12/25/36	Baa2	3,868,529

328	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.630%	3/25/35	BBB+	320,537

4,028	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	4,207,510

3,369	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	3,475,894

7,195	JPMorgan Chase Commercial Mortgage Securities Corporation, Pass-Through Certificates Trust 2013-FL3	0.893%	4/15/28	AAA	7,170,407

7,040	JPMorgan Chase Commercial Mortgage Securities Trust Pass-Through Certificates Series 2013-JWRZ	0.973%	4/15/30	Aaa	7,020,457

4,977	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C4	1.525%	7/17/46	AAA	5,008,894

2,758	Merrill Lynch Mortgage Investors Inc., C-BASS Mortgage Loan Asset Backed Certificates Series 2004-CB8	4.658%	12/25/31	AAA	2,816,566

114	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,113	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C1 A2	5.827%	5/12/39	AAA	$1,114,148

559	Morgan Stanley ABS Capital I Inc., Mortgage Pass-Through Certificates, Series 2007-NC2	0.303%	2/25/37	B3	296,887

946	Morgan Stanley Capital I Inc Trust, Mortgage Pass-Through Certificates, Series 2006-NC2	0.373%	2/25/36	B–	929,423

4,650	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1	2.602%	9/15/47	AAA	4,736,090

230	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2004-13	8.000%	1/25/35	B+	237,566

1,657	Mortgage Asset Securitization Transaction Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2003-5	2.092%	11/25/33	A+	1,585,313

2,233	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	2,121,210

5,000	Motel 6 Trust 2012-MTL6	1.948%	10/07/25	AAA	4,902,205

2,000	Motor PLC 12 A A1C	1.286%	2/25/20	Aaa	2,003,642

1,218	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.648%	1/08/20	Aaa	1,226,168

1,042	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	1,087,591

1,185	National Credit Union Administration, Guaranteed Notes, Series 2010-R1	1.840%	10/07/20	Aaa	1,188,279

1,757	Nationstar Agency Fund Trust, Series 2013-T1A FT1	5.926%	2/15/45	A	1,751,465

1,465	Newcastle Investment Trust, Manufactured Housing Contracts and Loans, Series 2010-MH1	4.500%	7/10/35	AAA	1,482,682

2,232	Newcastle Investment Trust, Manufactured Housing Loans, Series 2011-MH1	2.450%	12/10/33	AAA	2,265,466

3,619	Nissan Auto Lease Trust, Series 2011-B	0.920%	2/16/15	Aaa	3,622,785

4,472	Park Place Securities Inc., Asset Backed Pass-Through Certificates Series 2005-WCH1	0.713%	1/25/35	AA	4,385,725

5,518	Residential Asset Mortgage Products, Pass-Through Certificates, 2006-RZ4	0.373%	10/25/35	B1	5,026,548

421	RBSSP Resecuritization Trust 2009-10	0.293%	3/26/37	N/R	216,676

1,843	RBSSP Resecuritization Trust 2010-10	0.323%	9/26/36	N/R	1,680,665

4,936	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.319%	10/28/36	N/R	4,655,283

2,710	Santander Drive Auto Receivables Trust Series 2011-4	2.900%	5/16/16	Aa1	2,756,601

1,399	Santander Drive Auto Receivables Trust, Series 2011-1	1.280%	1/15/15	Aaa	1,399,585

3,420	SBA Tower Trust	3.598%	4/15/43	BBB	3,384,039

4,144	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2013-1 1A1	1.450%	2/25/43	Aaa	3,999,861

456	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.576%	2/20/47	CCC	379,750

1,288	SMA Issuer LLC 2012-LV1	3.500%	8/20/25	Baa3	1,293,563

2,494	SMART Trust, Asset Backed Securities, Series 2011-1USA	1.043%	10/14/14	Aaa	2,496,587

3,168	Springleaf Mortgage Loan Trust 2011-1	4.050%	1/25/58	AAA	3,273,567

2,531	Springleaf Mortgage Loan Trust, Series 2012-3	1.570%	12/25/59	AAA	2,543,719

6,806	Springleaf Mortgage Loan Trust, Series 2013-1A	1.270%	6/25/58	AAA	6,818,319

3,836	Stanwich Mortgage Loan Trust, Series 2012-NPL5	2.981%	10/16/42	N/R	3,842,229

168	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.645%	8/25/34	Ba3	163,143

805	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2007-4	6.098%	9/25/37	BBB+	831,349

Nuveen Investments	115

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2013

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,091		U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	$1,143,057

651		U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%	2/10/15	Aaa	682,855

372		U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	392,674

262		U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	Aaa	286,864

4,250		UBS-Barclays Commercial Mortgage Trust 2012-C2	1.006%	5/11/63	Aaa	4,245,450

4,157		Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	2.970%	9/14/28	AAA	4,328,552

1,558		Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.273%	6/15/20	Aaa	1,544,735

4,177		Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	4,176,178

67		Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-3	5.500%	3/25/36	B2	66,650

1,261		Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.636%	10/25/36	Caa2	1,084,862

764		Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa2	691,795

33		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.682%	10/25/35	BBB–	32,837

4,901		Wells Fargo-RBS Commercial Mortgage Trust Series 2012-C9	0.673%	11/17/45	Aaa	4,844,455

4,258		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	1.988%	3/17/44	Aaa	4,319,649

2,754		WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	2.501%	2/18/44	Aaa	2,796,831

575		World Omni Auto Receivables Trust, Series 2010-A	2.210%	5/15/15	AAA	577,792
$431,251		Total Asset-Backed Securities (cost $432,315,421)				432,767,167

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 0.5%

		Mexico – 0.5%

510	MXN	United Mexican States	9.500%	12/18/14	A–	$4,229,614
		Total Sovereign Debt (cost $4,610,377)				4,229,614

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		STRUCTURED NOTES – 0.2%

$1,750		FDIC Structured Sales Guaranteed Notes, Series 2010-L1A	0.000%	10/25/13	Aaa	$1,748,880
$1,750		Total Structured Notes (cost $1,738,022)				1,748,880

Shares		Description (1)				Value
		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.8%

		Money Market Funds – 4.8%

43,179,225		Mount Vernon Securities Lending Trust Prime Portfolio, 0.195% (6), (7)				$43,179,225
		Total Investments Purchased with Collateral from Securities Lending (cost $43,179,225)				43,179,225

116	Nuveen Investments

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 3.6%

	Money Market Funds – 3.6%

32,859,019	First American Treasury Obligations Fund, Class Z	0.000% (7)	$32,859,019
	Total Short-Term Investments (cost $32,859,019)		32,859,019
	Total Investments (cost $1,004,155,644) – 111.2%		1,007,950,550
	Other Assets Less Liabilities – (11.2)%		(101,199,165)
	Net Assets – 100%		$906,751,385

Investments in Derivatives as of June 30, 2013

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (8)	Current Credit Spread (9)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	Markit CDX NA HY20 Index	Sell	4.32%	$10,000,000	5.000%	6/20/18	$317,973	$155,460

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(587)	9/13	$(71,054,517)	$1,052,757
U.S. Treasury 10-Year Note	Short	(361)	9/13	(45,689,062)	1,164,167
				$(116,743,579)	$2,216,924

Nuveen Investments	117

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2013

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $42,235,624.
(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.
(8)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(9)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
I/O	Interest only security.
N/R	Not rated.
TBA	To be announced. Maturity date not known prior to settlement of this transaction.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
MXN	Mexican Peso

See accompanying notes to financial statements.

118	Nuveen Investments

Portfolio of Investments

Nuveen Strategic Income Fund

June 30, 2013

Shares	Description (1)				Value

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior Class A, (2), (3)				$2,839

55	Dayton Superior Class 1, (2), (3)				3,154
	Total Common Stocks (cost $20,079)				5,993

Shares	Description (1)	Coupon		Ratings (4)	Value
	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 3.0%

	Capital Markets – 0.2%

44,000	Goldman Sachs Group, Inc.	5.500%		BB+	$1,062,160
	Commercial Banks – 0.8%

118,392	PNC Financial Services	6.125%		BBB	3,183,561

14,000	Royal Bank of Scotland Group PLC, Series L	5.750%		BB	286,580

75,250	Regions Financial Corporation, (5)	6.375%		BB	1,843,625
	Total Commercial Banks				5,313,766
	Consumer Finance – 0.3%

83,000	Discover Financial Services, (5)	6.500%		BB	2,083,300
	Diversified Financial Services – 0.1%

28,000	Citigroup Capital Trust XI	6.000%		BB	697,760
	Insurance – 1.2%

73,140	Endurance Specialty Holdings Limited	7.500%		BBB–	1,964,540

100,000	Hartford Financial Services Group Inc.	7.875%		BB+	2,948,000

100,000	Reinsurance Group of America Inc.	6.200%		BBB	2,600,000
	Total Insurance				7,512,540
	Oil, Gas & Consumable Fuels – 0.2%

52,213	Nustar Logistics Limited Partnership	7.625%		Ba2	1,367,981
	Thrifts & Mortgage Finance – 0.2%

217,000	Federal National Mortgage Association, (5)	4.503%		Ca	987,350
	Total $25 Par (or similar) Retail Structures (cost $22,048,815)				19,024,857

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CORPORATE BONDS – 67.5%

	Aerospace & Defense – 0.5%

$750	Erickson Air-Crane Inc., 144A, (5)	8.250%	5/01/20	B1	$729,375

2,140	Exelis, Inc.	5.550%	10/01/21	BBB+	2,173,992
2,890	Total Aerospace & Defense				2,903,367
	Airlines – 0.8%

1,044	American West Airlines Pass Through Certificates, Series 2001-1	8.057%	1/02/22	BBB	1,159,029

1,697	Delta Air Lines Pass Through Certificates Series 2012-1A	4.750%	5/07/20	A	1,773,526

940	Delta Air Lines Pass Through Certificates, Series 2012-1B	6.875%	5/07/19	BB+	992,134

969	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	BBB+	1,061,359
4,650	Total Airlines				4,986,048
	Auto Components – 0.8%

550	Ahern Rentals Inc., 144A, (5)	9.500%	6/15/18	B	548,625

1,025	Allison Transmission Inc., 144A	7.125%	5/15/19	B+	1,083,938

Nuveen Investments	119

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Auto Components (continued)

$1,575	American & Axle Manufacturing Inc.	6.625%	10/15/22	B	$1,598,625

1,250	Gestamp Fund Lux SA, 144A	5.625%	5/31/20	BB	1,187,500

660	Pittsburgh Glass Works LLC, 144A	8.500%	4/15/16	B+	653,400
5,060	Total Auto Components				5,072,088
	Automobiles – 0.4%

1,275	Chrysler GP/CG Company, (5)	8.000%	6/15/19	B1	1,391,344

1,240	General Motors Financial Company Inc., 144A	4.250%	5/15/23	BB	1,154,750
2,515	Total Automobiles				2,546,094
	Building Products – 0.4%

1,490	Owens Corning Incorporated	4.200%	12/15/22	BBB–	1,443,791

1,000	USG Corporation	9.750%	1/15/18	B–	1,135,000
2,490	Total Building Products				2,578,791
	Capital Markets – 4.7%

1,925	E Trade Financial Corporation	6.375%	11/15/19	B2	1,953,875

8,030	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	9,022,693

1,890	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	2,022,109

3,000	Goldman Sachs Group, Inc., (5)	3.625%	1/22/23	A	2,870,319

4,625	Morgan Stanley	6.625%	4/01/18	A	5,242,229

3,000	Morgan Stanley	3.750%	2/25/23	A	2,868,849

5,520	Morgan Stanley, (5)	4.875%	11/01/22	BBB+	5,453,214
27,990	Total Capital Markets				29,433,288
	Chemicals – 2.7%

1,625	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	1,584,375

750	Cornerstone Chemical Company, 144A	9.375%	3/15/18	B–	787,500

1,565	Eastman Chemical Company, (5)	3.600%	8/15/22	BBB	1,508,439

1,000	Hexion US Finance Corporation, (5)	8.875%	2/01/18	B3	1,020,000

1,915	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	2,098,233

1,285	Ineos Finance PLC, 144A	7.500%	5/01/20	BB–	1,365,313

750	Ineos Group Holdings SA, 144A, (5)	6.125%	8/15/18	B–	716,250

1,000	Mexichem SAB de CV, 144A, (5)	4.875%	9/19/22	BBB–	1,005,000

1,250	Momentive Performance Materials Inc., (5)	8.875%	10/15/20	B1	1,306,250

1,000	Nufarm Australia Limited, 144A	6.375%	10/15/19	BB–	997,500

1,175	Omonva Solutions Inc.	7.875%	11/01/18	B2	1,222,000

1,285	Petrologisitics LP Finance, 144A	6.250%	4/01/20	B	1,259,300

225	Rhodia SA, 144A	6.875%	9/15/20	BBB+	252,411

750	Sinochem Overseas Capital Limited	4.500%	11/12/20	Baa1	739,430

1,130	Tronox Finance LLC, 144A, (5)	6.375%	8/15/20	BB–	1,065,025
16,705	Total Chemicals				16,927,026
	Commercial Banks – 2.9%

1,330	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	1,369,900

2,000	Bancolombia SA	5.950%	6/03/21	Baa2	2,125,000

1,000	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A2	1,037,500

750	Gazprombank Eurobond Finance PLC	7.875%	4/29/49	N/R	750,000

2,360	HSBC Holdings PLC	6.800%	6/01/38	A+	2,714,382

1,230	ING Bank NV, 144A	3.750%	3/07/17	A+	1,287,367

120	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Commercial Banks (continued)

$1,465	Rabobank Nederland	3.875%	2/08/22	Aa2	$1,475,283

1,630	Royal Bank of Scotland	6.125%	12/15/22	BBB–	1,551,059

2,120	Russian Agricultural Bank, 144A	7.750%	5/29/18	Baa1	2,374,400

1,425	Sovereign Bank	8.750%	5/30/18	Baa2	1,722,970

500	VTB Bank Capital SA, 144A	6.000%	4/12/17	BBB+	520,000

1,140	Wells Fargo & Company, (5)	3.450%	2/13/23	A+	1,088,740
16,950	Total Commercial Banks				18,016,601
	Commercial Services & Supplies – 1.8%

1,355	313 Group Incorporated, 144A, (5)	6.375%	12/01/19	B1	1,287,250

1,785	Aramark Corporation, 144A	5.750%	3/15/20	B–	1,825,163

1,000	Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	950,000

1,211	Ceridian Corporation, 144A	8.875%	7/15/19	B1	1,345,724

1,450	Clean Harbors Inc., (5)	5.250%	8/01/20	BB+	1,471,750

1,220	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	BB	1,232,931

1,025	Europcar Groupe SA, 144A	11.500%	5/15/17	B–	1,480,944

500	GDR Holding II Corporation, 144A	10.750%	6/01/19	B	535,000

1,000	R.R. Donnelley & Sons Company	7.625%	6/15/20	BB	1,015,000
10,546	Total Commercial Services & Supplies				11,143,762
	Communications Equipment – 0.4%

1,150	Goodman Networks Inc., 144A, (5)	12.125%	7/01/18	B	1,219,000

1,400	Nokia Corporation, (5)	5.375%	5/15/19	BB–	1,361,500
2,550	Total Communications Equipment				2,580,500
	Computers & Peripherals – 0.7%

645	Hewlett Packard Company	4.650%	12/09/21	A–	645,059

905	Lexmark International Group Incorporated	5.125%	3/15/20	BBB–	909,846

1,125	NCR Corporation	5.000%	7/15/22	BB	1,085,625

1,620	Seagate HDD Cayman	7.000%	11/01/21	BBB–	1,733,400
4,295	Total Computers & Peripherals				4,373,930
	Construction & Engineering – 0.2%

1,100	Odebrecht Finance Limited, 144A	5.125%	6/26/22	BBB–	1,078,000
	Construction Materials – 0.1%

450	Cemex SAB de CV, 144A	9.000%	1/11/18	B+	472,500
	Consumer Finance – 1.1%

1,938	Capital One Bank	3.375%	2/15/23	Baa1	1,831,902

1,715	Discover Financial Services	5.200%	4/27/22	BBB	1,770,166

1,215	Ford Motor Credit Company	6.625%	8/15/17	Baa3	1,375,129

1,845	Ford Motor Credit Company, (5)	4.250%	9/20/22	Baa3	1,813,388
6,713	Total Consumer Finance				6,790,585
	Containers & Packaging – 0.8%

1,150	Ardagh Packaging Finance / MP HD USA, 144A	4.875%	11/15/22	Ba3	1,075,250

915	Ball Corporation	4.000%	11/15/23	BB+	846,375

950	Reynolds Group	7.125%	4/15/19	B+	1,003,438

2,000	Rock-Tenn Company	3.500%	3/01/20	BBB–	1,957,044
5,015	Total Containers & Packaging				4,882,107

Nuveen Investments	121

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Consumer Services – 0.2%

$1,000	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$987,500
	Diversified Financial Services – 5.9%

2,115	Bank of America Corporation	5.750%	12/01/17	A	2,350,558

7,400	Bank of America Corporation	5.875%	1/05/21	A	8,328,596

1,835	Citigroup Inc.	6.125%	8/25/36	BBB+	1,796,628

300	Citigroup Inc.	6.875%	3/05/38	A	363,790

750	CNG Holdings Inc., 144A	9.375%	5/15/20	B	720,000

2,885	Countrywide Financial Corporation, 144A	6.250%	5/15/16	BBB+	3,146,043

2,545	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,136,461

1,000	Jefferies Finance LLC, 144A	7.375%	4/01/20	B+	970,000

1,000	Jefferies Loancore Finance, 144A	6.875%	6/01/20	B	970,000

5,515	JPMorgan Chase & Company	4.500%	1/24/22	A+	5,774,878

4,225	JPMorgan Chase & Company, (5)	3.200%	1/25/23	A+	4,010,822

1,605	JPMorgan Chase & Company, (5)	3.375%	5/01/23	A	1,494,512

2,280	JPMorgan Chase & Company	6.400%	5/15/38	A+	2,674,429

1,500	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	1,680,000
34,955	Total Diversified Financial Services				37,416,717
	Diversified Telecommunication Services – 2.0%

2,050	AT&T, Inc.	5.550%	8/15/41	A	2,134,470

2,780	Brasil Telecom SA, 144A, (5)	5.750%	2/10/22	BBB	2,588,875

1,130	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	1,158,250

1,110	Frontier Communications Corporation, (5)	8.500%	4/15/20	BB+	1,223,775

1,550	IntelSat Limited, 144A	6.750%	6/01/18	CCC+	1,561,625

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,627,220

1,375	Windstream Corporation	6.375%	8/01/23	BB+	1,285,625
12,355	Total Diversified Telecommunication Services				12,579,840
	Electric Utilities – 1.6%

2,030	APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	1,872,279

1,485	Comision Federal de Electricidad of the United States of Mexcio, 144A	4.875%	5/26/21	Baa1	1,518,413

1,150	Energy Future Intermediate Holding Company LLC	10.000%	12/01/20	B2	1,259,250

3,145	Exelon Generation Co. LLC, (5)	4.250%	6/15/22	BBB+	3,145,349

600	Intergen NV, 144A	7.000%	6/30/23	B+	585,000

1,295	MidAmerican Energy Holdings Company	6.125%	4/01/36	BBB+	1,469,132
9,705	Total Electric Utilities				9,849,423
	Energy Equipment & Services – 2.3%

1,985	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	2,330,382

325	Ensco PLC	4.700%	3/15/21	BBB+	345,060

910	Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	903,175

600	Marine Accurate Well ASA	9.500%	4/03/18	N/R	610,500

1,890	Nabors Industries Inc.	5.000%	9/15/20	BBB	1,926,683

1,250	Pacific Drilling SA, 144A	5.375%	6/01/20	B+	1,168,750

1,380	Precision Drilling Corporation	6.500%	12/15/21	Ba1	1,397,250

1,100	Seadrill Limited, 144A	5.625%	9/15/17	N/R	1,083,500

1,000	Transocean Inc., (5)	6.375%	12/15/21	BBB–	1,123,964

2,100	Transocean Inc., (5)	3.800%	10/15/22	BBB–	2,000,359

122	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Energy Equipment & Services (continued)

$1,385	Weatherford International Limited	7.000%	3/15/38	Baa2	$1,480,616
13,925	Total Energy Equipment & Services				14,370,239
	Food & Staples Retailing – 0.2%

1,500	Supervalu Inc., 144A, (5)	6.750%	6/01/21	B–	1,395,000
	Food Products – 1.0%

1,105	JBS USA LLC, (5)	7.250%	6/01/21	BB	1,105,000

750	Marfrig Holding Europe BV, 144A	9.875%	7/24/17	B	753,750

750	Minerva Luxembourg SA, 144A	7.750%	1/31/23	BB–	746,250

1,000	Mriya Agro Holding PLC, 144A	9.450%	4/19/18	B	890,000

1,360	Pinnacle Foods Finance LLC, 144A	4.875%	5/01/21	B–	1,298,800

1,790	Tyson Foods	4.500%	6/15/22	BBB	1,829,065
6,755	Total Food Products				6,622,865
	Gas Utilities – 0.2%

1,084	AmeriGas Finance LLC	6.750%	5/20/20	Ba2	1,121,940

454	Suburban Propane Partners LP	7.500%	10/01/18	BB–	476,700
1,538	Total Gas Utilities				1,598,640
	Health Care Equipment & Supplies – 0.0%

250	Labco SAS, Reg S	8.500%	1/15/18	BB–	339,241
	Health Care Providers & Services – 0.7%

944	HCA Holdings Inc.	7.750%	5/15/21	B–	1,019,520

1,400	Kindred Healthcare Inc.	8.250%	6/01/19	B–	1,435,000

885	Labco SAS, 144A	8.500%	1/15/18	BB–	1,200,912

1,000	Tenet Healthcare Corporation, 144A	4.375%	10/01/21	BB	917,500
4,229	Total Health Care Providers & Services				4,572,932
	Hotels, Restaurants & Leisure – 0.6%

1,000	Graton Economic Development Authority, 144A	9.625%	9/01/19	B	1,095,000

775	Shearer’s Foods LLC, 144A	9.000%	11/01/19	B	819,563

750	Viking Cruises Limited, 144A	8.500%	10/15/22	B+	821,250

1,280	Wynn Las Vegas LLC Corporation, 144A, (5)	4.250%	5/30/23	BBB–	1,184,000
3,805	Total Hotels, Restaurants & Leisure				3,919,813
	Independent Power Producers & Energy Traders – 0.9%

1,095	Calpine Corporation, 144A, (5)	7.500%	2/15/21	BB+	1,168,913

2,010	Constellation Energy Group	5.150%	12/01/20	BBB+	2,204,409

925	Dynegy Holdings, Inc.	5.875%	6/01/23	B+	841,750

1,164	GenOn Energy	9.500%	10/15/18	B	1,292,040
5,194	Total Independent Power Producers & Energy Traders				5,507,112
	Industrial Conglomerates – 0.1%

1,000	OAS Financial Limited, 144A	8.875%	7/25/63	BB–	955,000
	Insurance – 2.1%

2,475	AFLAC Insurance	6.450%	8/15/40	A–	2,906,959

2,645	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	2,981,701

1,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	1,406,560

1,055	Lincoln National Corporation	8.750%	7/01/19	A–	1,352,650

1,498	Lincoln National Corporation	4.200%	3/15/22	A–	1,522,155

840	Pacific LifeCorp.	6.000%	2/10/20	BBB+	937,728

Nuveen Investments	123

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Insurance (continued)

$1,830	UnumProvident Corporation, (5)	5.625%	9/15/20	BBB	$2,016,945
11,713	Total Insurance				13,124,698
	IT Services – 0.5%

2,395	Computer Sciences Corporation	4.450%	9/15/22	BBB	2,364,931

900	First Data Corporation, (5)	6.750%	11/01/20	BB–	915,750
3,295	Total IT Services				3,280,681
	Machinery – 0.5%

1,000	Loxam SAS, 144A	7.375%	1/24/20	B	1,288,626

1,640	Terex Corporation	6.000%	5/15/21	BB–	1,635,900
2,640	Total Machinery				2,924,526
	Marine – 0.2%

1,360	Navios Maritime Acquisition Corporation, (5)	8.625%	11/01/17	B	1,390,600
	Media – 4.4%

1,175	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	1,104,500

740	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	693,750

1,000	Clear Channel Communications, Inc., 144A	11.250%	3/01/21	CCC+	1,042,500

1,790	Comcast Corporation	6.400%	5/15/38	A–	2,136,501

1,935	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	2,089,264

1,760	Dish DBS Corporation, 144A	4.250%	4/01/18	BB–	1,724,800

1,000	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	1,022,500

1,250	Nara Cable Funding Limited, 144A	8.875%	12/01/18	BB–	1,300,000

1,425	NBC Universal Media LLC	2.875%	1/15/23	A–	1,353,519

2,750	News America Holdings Inc.	6.650%	11/15/37	BBB+	3,164,552

1,500	SES SA, 144A	3.600%	4/04/23	BBB	1,458,270

1,515	Time Warner Cable Inc.	5.875%	11/15/40	BBB	1,387,819

1,500	Time Warner Inc.	4.750%	3/29/21	BBB+	1,613,621

1,750	Time Warner Inc.	6.100%	7/15/40	BBB+	1,910,668

500	UnityMedia Hessen GmBH, 144A	7.500%	3/15/19	Ba3	526,250

2,306	Viacom Inc.	4.375%	3/15/43	BBB+	1,955,942

1,000	Videotron Limited, 144A	5.625%	6/15/25	B	908,054

2,085	Vivendi SA, 144A	4.750%	4/12/22	BBB	2,085,354
26,981	Total Media				27,477,864
	Metals & Mining – 6.0%

4,180	Alcoa Inc.	5.400%	4/15/21	BBB–	4,068,867

2,690	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	2,224,832

4,305	ArcelorMittal, (5)	6.750%	2/25/22	BB+	4,412,625

750	Bumi Investment PTE Limited, 144A, (5)	10.750%	10/06/17	B–	540,000

950	Century Aluminum Company, 144A, (5)	7.500%	6/01/21	B	921,500

4,380	Cliffs Natural Resources Inc., (5)	4.800%	10/01/20	BBB–	3,948,114

1,000	Coeur D’Alene Mines Corporation, 144A	7.875%	2/01/21	BB–	985,000

500	Commercial Metals Inc.	4.875%	5/15/23	BB+	460,000

1,250	FMG Resources, 144A, (5)	6.000%	4/01/17	BB+	1,215,625

1,165	Freeport McMoRan Copper & Gold, Inc., (5)	3.550%	3/01/22	BBB	1,058,236

1,225	IAMGOLD Corporation, 144A	6.750%	10/01/20	BB–	1,035,125

750	Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	766,875

124	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Metals & Mining (continued)

$500	Mirabela Nickel Limited, 144A	8.750%	4/15/18	B–	$395,000

2,610	Newmont Mining Corporation, (5)	3.500%	3/15/22	BBB+	2,233,469

1,250	Severstal OAO via Steel Capital, 144A	4.450%	3/19/18	BB+	1,181,250

512	Taseko Mines Limited	7.750%	4/15/19	B	505,600

1,775	Teck Resources Limited	6.125%	10/01/35	BBB	1,761,586

1,140	Teck Resources Limited	6.250%	7/15/41	BBB	1,079,997

1,000	Thompson Creek Metals Company, (5)	9.750%	12/01/17	B1	1,032,500

500	Thompson Creek Metals Company	7.375%	6/01/18	Caa2	412,500

1,050	TMK OAO Capital SA, 144A	6.750%	4/03/20	B+	973,875

2,410	Vale Overseas Limited	6.875%	11/10/39	A–	2,432,608

1,000	Vedanta Resources PLC, 144A	6.000%	1/31/19	BB	950,000

1,465	WPE International Cooperatief U.A, 144A, (5)	10.375%	9/30/20	B+	1,142,700

1,765	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	1,767,485
40,122	Total Metals & Mining				37,505,369
	Multiline Retail – 0.4%

500	J.C. Penney Company Inc.	7.950%	4/01/17	B–	481,250

1,840	Macys Retail Holdings Inc.	3.875%	1/15/22	BBB	1,844,802
2,340	Total Multiline Retail				2,326,052
	Oil, Gas & Consumable Fuels – 9.3%

740	Amerada Hess Corporation	7.125%	3/15/33	BBB	869,907

2,170	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	2,434,684

1,570	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	1,418,180

1,435	Atlas Pipeline LP Finance, 144A	5.875%	8/01/23	B+	1,363,250

1,395	Bill Barrett Corporation, (5)	7.000%	10/15/22	B+	1,395,000

1,225	Calumet Specialty Products	9.375%	5/01/19	B	1,310,750

1,700	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,051,766

1,370	Concho Resources Inc., (5)	5.500%	10/01/22	BB+	1,356,300

1,025	Continental Resources Inc.	5.000%	9/15/22	BB+	1,042,938

500	Deep Drilling 7 & 8 PT	14.250%	3/05/15	N/R	537,500

1,140	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	1,137,150

195	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	212,469

1,400	Everest Acquisition LLC Finance, 144A, (5)	7.750%	9/01/22	B	1,498,000

1,475	Forest Oil Corporation	7.250%	6/15/19	B–	1,386,500

2,600	Gazprom OAO Via Gaz Capital SA, 144A	3.850%	2/06/20	Baa1	2,418,000

1,100	Halcon Resources Corporation.	9.750%	7/15/20	CCC+	1,097,250

1,345	Key Energy Services Inc.	6.750%	3/01/21	BB–	1,291,200

600	Kinder Morgan Energy Partners LP	6.950%	1/15/38	BBB	709,381

500	Kodiak Oil and Gas Corporation	8.125%	12/01/19	B–	542,500

1,380	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	1,314,450

2,625	Lukoil International Finance, 144A	6.125%	11/09/20	BBB	2,762,813

1,290	Martin Mid-Stream Partners LP Finance, 144A	7.250%	2/15/21	B–	1,296,450

1,325	MEG Energy Corporation, 144A	6.375%	1/30/23	BB	1,285,250

750	Newfield Exploration Company	5.625%	7/01/24	BBB–	727,500

1,325	Niska Gas Storage US LLC	8.875%	3/15/18	B+	1,374,688

1,120	Noble Energy Inc.	4.150%	12/15/21	BBB	1,156,415

Nuveen Investments	125

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,225	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB–	$1,237,250

1,000	Ocean Rig UDW Inc.	9.500%	4/27/16	CCC+	1,037,500

1,195	Offshore Group Investment Limited	7.500%	11/01/19	B–	1,245,788

1,130	Paramount Resources Limited, 144A	7.625%	12/04/19	B	1,074,451

1,325	PBF Holding Company LLC	8.250%	2/15/20	BB+	1,387,938

750	Penn Virginia Corporation, 144A	8.500%	5/01/20	B–	727,500

1,000	PetroBakken Energy Limited, 144A	8.625%	2/01/20	CCC+	950,000

1,770	Petrobras International Finance Company	6.875%	1/20/40	A3	1,786,774

1,275	Petro-Canada	6.800%	5/15/38	BBB+	1,477,575

500	Rosneft International Finance, 144A	4.199%	3/06/22	Baa1	463,250

2,500	Sabine Pass LNG LP, 144A	6.500%	11/01/20	BB+	2,525,000

1,125	Sandridge Energy Inc., (5)	8.125%	10/15/22	B2	1,113,750

6,000	Ship Finance International Limited	6.810%	10/19/17	N/R	972,944

1,845	Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	1,791,202

1,025	SM Energy Company	6.625%	2/15/19	BB–	1,073,688

1,445	Southwestern Energy Company	4.100%	3/15/22	BBB–	1,438,837

1,395	Targa Resources Inc., 144A, (5)	4.250%	11/15/23	BB	1,245,039

1,900	Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	1,733,433

1,000	Western Refining Inc., 144A	6.250%	4/01/21	BB–	977,500
62,705	Total Oil, Gas & Consumable Fuels				58,249,710
	Paper & Forest Products – 1.2%

2,615	Domtar Corporation	4.400%	4/01/22	BBB–	2,535,716

1,860	International Paper Company	8.700%	6/15/38	BBB	2,524,420

1,000	Resolute Forest Products, 144A	5.875%	5/15/23	BB–	892,500

750	Sappi Papier Holding GMBH, 144A	8.375%	6/15/19	BB	791,250

950	Tembec Industries, Inc.	11.250%	12/15/18	B3	1,026,000
7,175	Total Paper & Forest Products				7,769,886
	Personal Products – 0.2%

1,250	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	1,225,000
	Pharmaceuticals – 0.7%

1,150	AbbVie Inc., 144A	2.900%	11/06/22	A+	1,075,412

1,000	Endo Pharmaceutical Holdings Inc.	7.000%	12/15/20	BB–	1,003,750

1,400	Sky Growth Holdings Corporation, dba Par Pharmaceuticals, 144A	7.375%	10/15/20	B–	1,435,000

1,080	Valeant Pharmaceuticals International, 144A	6.375%	10/15/20	B1	1,067,850
4,630	Total Pharmaceuticals				4,582,012
	Real Estate Investment Trust – 1.0%

1,820	HCP Inc.	3.750%	2/01/19	BBB+	1,867,562

750	KWG Property Holdings Limited	13.250%	3/22/17	B+	814,774

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,469,219

2,125	Prologis Inc.	6.875%	3/15/20	BBB	2,465,716
6,115	Total Real Estate Investment Trust				6,617,271
	Real Estate Management & Development – 1.0%

1,000	Agile Property Holdings Limited, (5)	8.875%	4/28/17	BB	1,020,000

1,100	Country Garden Holding Company, 144A, (5)	11.125%	2/23/18	BB–	1,193,500

500	Crescent Resources LLC, 144A	10.250%	8/15/17	B–	515,000

126	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development (continued)

$1,100	Kaisa Group Holdings Limited, 144A, (5)	8.875%	3/19/18	B+	$1,050,500

875	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	857,500

800	Gemdale International Investment Limited	7.125%	11/16/17	BB–	782,284

750	Shimao Property Holdings Limited	11.000%	3/08/18	BB	800,571
6,125	Total Real Estate Management & Development				6,219,355
	Road & Rail – 0.3%

1,000	Hertz Corporation	7.375%	1/15/21	B	1,082,500

700	Hertz Corporation	6.250%	10/15/22	B	730,625
1,700	Total Road & Rail				1,813,125
	Semiconductors & Equipment – 0.5%

1,180	Freescale Semiconductor Inc., 144A	5.000%	5/15/21	B1	1,121,000

840	Intel Corporation	4.800%	10/01/41	A+	835,177

1,000	NXP BV, 144A	5.750%	3/15/23	B	1,007,500
3,020	Total Semiconductors & Equipment				2,963,677
	Specialty Retail – 0.5%

2,220	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB	2,363,610

750	Rite Aid Corporation, 144A, (WI/DD)	6.750%	6/15/21	CCC+	736,875
2,970	Total Specialty Retail				3,100,485
	Textiles, Apparel & Luxury Goods – 0.2%

1,220	Jones Group	6.875%	3/15/19	B+	1,226,100
	Thrifts & Mortgage Finance – 0.3%

1,855	WEA Finance LLC, 144A	4.625%	5/10/21	A2	1,956,921
	Tobacco – 1.5%

3,125	Altria Group Inc.	9.950%	11/10/38	Baa1	4,625,035

2,800	Imperial Tobacco Finance, 144A	3.500%	2/11/23	BBB	2,632,446

1,670	Lorillard Tobacco, (5)	6.875%	5/01/20	Baa2	1,918,969

1,265	Reynolds American Inc.	3.250%	11/01/22	Baa2	1,175,940
8,860	Total Tobacco				10,352,390
	Trading Companies & Distributors – 0.4%

1,720	International Lease Finance Corporation	4.625%	4/15/21	BBB–	1,582,400

1,000	Russel Metals Inc., 144A	6.000%	4/19/22	Ba1	950,841
2,720	Total Trading Companies & Distributors				2,533,241
	Transportation Infrastructure – 0.7%

4,025	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	4,276,084
	Wireless Telecommunication Services – 1.6%

2,070	American Tower Company	5.050%	9/01/20	BBB	2,175,346

500	Clearwire Corporation, 144A	14.750%	12/01/16	B3	682,500

1,450	Digicel Limited, 144A	7.000%	2/15/20	B1	1,464,500

1,500	Eileme AB, 144A	11.625%	1/31/20	B–	1,695,000

750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	742,500

1,325	Frontier Communications Corporation	7.625%	4/15/24	BB+	1,328,311

966	Sprint Nextel Corporation	7.000%	3/01/20	BB	1,042,200

1,000	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	997,500
9,561	Total Wireless Telecommunication Services				10,127,857
$418,512	Total Corporate Bonds (cost $418,872,899)				424,941,913

Nuveen Investments	127

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.1%

	Commercial Banks – 0.1%

$650	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB	$659,702
$650	Total Convertible Bonds (cost $672,747)				659,702

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 6.2%

	Capital Markets – 0.4%

$1,500	Dresdner Funding Trust, 144A, (5)	8.151%	6/30/31	BB	$1,505,625

1,495	Goldman Sachs Capital II	4.000%	N/A (6)	BB+	1,188,525
2,995	Total Capital Markets				2,694,150
	Commercial Banks – 2.5%

2,830	Barclays Bank PLC	4.750%	N/A (6)	BBB–	2,646,555

650	Barclays Bank PLC	6.000%	N/A (6)	BBB–	855,456

1,000	Credit Agricole, S.A, 144A, (5)	6.637%	N/A (6)	BBB–	922,500

1,525	Fifth Third Bancorp., (5)	5.100%	N/A (6)	BB+	1,441,125

1,000	HBOS Capital Funding LP, 144A	6.071%	N/A (6)	BB	870,000

1,170	Rabobank Nederland, 144A	11.000%	N/A (6)	A–	1,500,525

1,500	RBS Capital Trust, (5)	5.512%	N/A (6)	BB	1,095,000

500	RBS Capital Trust, (5)	1.076%	N/A (6)	BB	360,000

500	Societe Generale, 144A	1.055%	N/A (6)	BBB–	390,000

5,585	Wachovia Capital Trust III	5.570%	N/A (6)	BBB+	5,480,281
16,260	Total Commercial Banks				15,561,442
	Diversified Financial Services – 1.3%

1,500	Citigroup Inc.	5.950%	N/A (6)	BB	1,492,650

5,000	General Electric Capital Corporation	7.125%	N/A (6)	AA–	5,650,000

1,130	JPMorgan Chase & Company	5.150%	N/A (6)	BBB	1,076,325
7,630	Total Diversified Financial Services				8,218,975
	Electric Utilities – 0.2%

1,570	Electricite de France, 144A	5.250%	N/A (6)	A3	1,500,920
	Insurance – 1.7%

2,050	Catlin Insurance Company Limited	7.249%	N/A (6)	BBB+	2,096,125

1,250	Genworth Financial Inc.	6.150%	11/15/66	Ba1	1,084,375

1,705	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	1,722,050

1,620	Lincoln National Corporation	6.050%	4/20/67	BBB	1,587,082

1,035	Prudential Financial Inc.	5.200%	3/15/44	BBB+	978,075

1,000	XL Capital Ltd, (5)	6.500%	N/A (6)	BBB-	975,000

1,860	ZFS Finance USA Trust V	6.500%	5/09/37	A	1,980,900
10,520	Total Insurance				10,423,607
	IT Services – 0.1%

575	Zayo Escrow Corporation	8.125%	1/01/20	B1	623,875
$39,550	Total $1,000 Par (or similar) Institutional Structures (cost $37,814,380)				39,022,969

128	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (7)	Ratings (4)	Value

	MUNICIPAL BONDS – 0.7%

	Illinois – 0.7%

$3,840	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$4,237,632
$3,840	Total Municipal Bonds (cost $3,840,000)				4,237,632

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 10.8%

$1,579	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,651,811

2,270	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	2,617,396

3,361	Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	2,727,806

56	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	47,985

350	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	373,049

2,458	Bayview Opportunity Master Fund Trust, 2013-8NPL	3.228%	3/28/33	N/R	2,451,296

284	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, (5)	5.205%	12/11/49	AAA	286,094

1,360	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.323%	6/25/47	B–	1,339,706

491	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	B3	494,089

825	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	702,060

3,200	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	3/25/29	Caa1	2,981,549

383	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.313%	6/25/47	AAA	380,369

1,592	Countrywide Home Loans, Asset Backed Certificates Series 2007-7	0.353%	10/25/47	AAA	1,551,145

640	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-2	2.762%	2/25/34	A	593,590

2,104	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	1,944,804

261	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	275,336

424	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass- Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	427,268

1,036	Fannie Mae Mortgage Interest STRIPS 366 25 (I/O)	5.000%	9/01/24	Aaa	90,642

604	Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	654,582

854	Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	926,588

4,016	Fannie Mae Mortgage Pool AB1959, (8)	4.000%	12/01/40	Aaa	4,195,052

3,598	Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	3,805,763

807	Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	852,168

591	Fannie Mae Mortgage Pool 255628	5.500%	2/01/25	Aaa	646,988

2,243	Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	2,451,647

376	Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	403,897

271	Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	292,831

119	Fannie Mae Mortgage Pool 725553	2.175%	9/01/33	Aaa	126,131

402	Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	441,103

156	Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	174,330

93	Fannie Mae Mortgage Pool 735606	1.927%	5/01/35	Aaa	97,051

Nuveen Investments	129

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2013

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$160		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	$172,914

403		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	437,451

457		Fannie Mae Mortgage Pool 745548	2.320%	1/01/35	Aaa	486,208

125		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	136,378

320		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	357,051

104		Fannie Mae Mortgage Pool 838948	1.939%	8/01/35	Aaa	109,365

340		Fannie Mae Mortgage Pool 843435	5.500%	6/01/33	Aaa	372,431

138		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	154,822

—	(9)	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	503

406		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	455,689

46		Fannie Mae Mortgage Pool 905597	5.961%	12/01/36	Aaa	49,408

894		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	945,849

290		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	315,436

136		Fannie Mae Mortgage Pool 946228	5.997%	9/01/37	Aaa	147,163

—	(9)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	284

1,618		FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.744%	2/25/48	Aaa	1,615,093

20		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.718%	1/01/37	Aaa	21,542

30		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	32,190

985		Freddie Mac Gold Pool 1K1238	2.375%	7/01/36	Aaa	1,037,957

521		Freddie Mac Gold Pool 1L0117	2.683%	10/01/29	Aaa	536,810

384		Freddie Mac Gold Pool 847240	2.288%	7/01/30	Aaa	406,640

242		Freddie Mac Gold Pool 847411	2.183%	5/01/33	Aaa	253,957

2,113		Freddie Mac Gold Pool 848289	2.372%	5/01/38	Aaa	2,245,010

566		Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	650,472

165		Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	184,205

36		Freddie Mac Non Gold Participation Certificates 847681	6.157%	12/01/36	Aaa	38,473

937		Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	956,002

1,983		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.699%	3/25/43	Ba3	1,273,031

1,862		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1	3.185%	1/25/35	CC	424,960

259		Government National Mortgage Association, Guaranteed REMIC Pass Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	270,523

6		Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates Series 1996-8	8.050%	11/15/26	AAA	6,487

66		GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A3	63,278

1,864		Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,740,046

377		IndyMac INDX Mortgage Loan Trust, Pass Through Certificates, Series 2005-AR1	2.630%	3/25/35	BBB+	368,617

1,364		JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.473%	6/25/37	CCC	1,129,192

60		LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C7	5.103%	11/18/30	AAA	60,645

1,156		Lehman Mortgage Trust, Mortgage Pass Through Certificates, Series 2008-6	5.522%	4/25/38	BB+	1,173,403

3,500		Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	Ba3	3,634,565

230		Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	A1	247,494

130	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$508		National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	$530,227

2,880		OBP Depositor LLC Trust, Commercial Mortgage Pass Through Certificates, Series 2010-OBP	4.646%	7/17/45	AAA	3,122,963

992		RBSSP Resecuritization Trust, Series 2012-8 1A1	0.319%	10/28/36	N/R	935,735

187		Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	160,702

584		Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	584,180

2,811		Stanwich Mortgage Loan Trust, Series 2012-NPL5	2.981%	10/16/42	N/R	2,815,834

637		Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.963%	10/20/35	CCC	507,862

506		Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.510%	8/25/38	AA	544,082

33		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.682%	10/25/35	BBB–	33,106
$70,105		Total Asset-Backed and Mortgage-Backed Securities (cost $68,100,917)				67,750,361

Shares		Description (1), (17)				Value
		INVESTMENT COMPANIES – 0.2%

36,000		Blackrock Credit Allocation Income Trust IV				$467,280

40,000		CBRE Clarion Global Real Estate Income Fund				360,800

23,000		NexPoint Credit Strategies Fund				181,010

16,000		Pioneer Diversified High Income Trust				325,440
		Total Investment Companies (cost $1,173,107)				1,334,530

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value
		SOVEREIGN DEBT – 8.4%

		Argentina – 0.3%

$1,200		Province of Buenos Aires, 144A	10.875%	1/26/21	B–	$786,000

1,300		Provincia de Cordoba, (5)	12.375%	8/17/17	B–	955,500

1,400		Republic of Argentina	8.750%	6/02/17	B	1,060,500
3,900		Total Argentina				2,802,000
		Bermuda – 0.5%

2,840		Bermuda Government, 144A	5.603%	7/20/20	AA–	3,081,400
		Indonesia – 0.3%

1,830		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	1,980,975
		Ireland – 0.9%

2,375	EUR	Irish Republic Treasury Bond	5.900%	10/18/19	BBB+	3,480,497

1,500	EUR	Irish Republic Treasury Bond	5.500%	10/18/17	BBB+	2,158,449
3,875	EUR	Total Ireland				5,638,946
		Mexico – 3.5%

1,330	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A–	11,748,952

503	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A–	4,505,636

698	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A–	5,801,694
2,531	MXN	Total Mexico				22,056,282

Nuveen Investments	131

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2013

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Portugal – 0.6%

3,000	EUR	Portugal Obrigacoes do Tesouro	5.650%	2/15/24	Ba3	$3,631,974
		South Africa – 0.4%

18,500	ZAR	Republic of South Africa	10.500%	12/21/26	A–	2,268,611
		Turkey – 1.7%

5,400		Republic of Turkey, (5)	3.250%	3/23/23	Baa3	4,711,500

550		Republic of Turkey	4.875%	4/16/43	BBB–	473,000

11,100	TRY	Turkey Government Bond	7.100%	3/08/23	BBB	5,294,758
		Total Turkey				10,479,258
		Ukraine – 0.2%

1,250		Republic of Ukraine, 144A, (5)	7.750%	9/23/20	B	1,140,625
		Total Sovereign Debt (cost $59,604,162)				53,080,071

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value
		STRUCTURED NOTES – 0.1%

$650		FDIC Structured Sales Guaranteed Notes, Series 2010-L1A	0.000%	10/25/13	Aaa	$649,584
$650		Total Structured Notes (cost $645,551)				649,584

Shares		Description (1)				Value
		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.8%

		Money Market Funds – 10.8%

67,716,896		Mount Vernon Securities Lending Trust Prime Portfolio, 0.195% (11), (12)				$67,716,896
		Total Investments Purchased with Collateral from Securities Lending (cost $67,716,896)				67,716,896

Shares		Description (1)	Coupon			Value
		SHORT-TERM INVESTMENTS – 0.1%

		Money Market Funds – 0.1%

681,517		First American Treasury Obligations Fund, Class Z	0.000% (11)			$681,517
		Total Short-Term Investments (cost $681,517)				681,517
		Total Investments (cost $681,191,070) – 107.9%				679,106,025
		Other Assets Less Liabilities – (7.9)% (13)				(49,913,413)
		Net Assets – 100%				$629,192,612

Investments in Derivatives as of June 30, 2013

Forward Foreign Currency Exchange Contracts outstanding:
Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation (U.S. Dollars) (13)
Bank of America	Brazilian Real	12,000,000	U.S. Dollar	5,419,809	7/02/13	$47,128
Bank of America	U.S. Dollar	5,416,140	Brazilian Real	12,000,000	7/02/13	(33,690)
Bank of America	U.S. Dollar	5,387,689	Brazilian Real	12,000,000	8/02/13	(52,261)
Citigroup	Australian Dollar	14,300,000	U.S. Dollar	13,660,790	7/15/13	599,552
Citigroup	Brazilian Real	12,000,000	U.S. Dollar	5,416,140	7/02/13	33,690
Citigroup	British Pound Sterling	630,000	U.S. Dollar	952,762	8/05/13	(5,186)
Citigroup	British Pound Sterling	8,300,000	U.S. Dollar	12,979,125	8/19/13	359,754
Citigroup	Canadian Dollar	4,300,000	U.S. Dollar	4,079,155	8/30/13	(3,071)
Citigroup	Euro	1,100,000	U.S. Dollar	1,438,865	7/31/13	6,859

132	Nuveen Investments

Investments in Derivatives as of June 30, 2013 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):
Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation (U.S. Dollars) (13)
Citigroup	Euro	4,900,000	U.S. Dollar	6,490,124	7/31/13	$111,186
Citigroup	Euro	10,341,423	U.S. Dollar	13,381,181	7/31/13	(81,532)
Citigroup	Norwegian Krone	40,000,000	U.S. Dollar	6,906,077	8/14/13	332,218
Citigroup	U.S. Dollar	5,826,657	Brazilian Real	12,000,000	7/02/13	(453,975)
Citigroup	U.S. Dollar	14,350,164	Australian Dollar	14,300,000	7/15/13	(1,288,926)
Citigroup	U.S. Dollar	3,203,170	Euro	2,400,000	7/31/13	(78,792)
Citigroup	U.S. Dollar	1,439,049	Euro	1,100,000	7/31/13	(7,042)
Citigroup	U.S. Dollar	109,640	British Pound Sterling	72,000	8/05/13	(160)
Citigroup	U.S. Dollar	6,918,261	Norwegian Krone	40,000,000	8/14/13	(344,402)
Citigroup	U.S. Dollar	6,175,760	British Pound Sterling	4,000,000	8/19/13	(94,135)
Citigroup	U.S. Dollar	6,547,356	British Pound Sterling	4,300,000	8/19/13	(9,610)
Credit Suisse	Norwegian Krone	73,500,000	U.S. Dollar	12,695,397	8/05/13	611,787
Credit Suisse	U.S. Dollar	12,490,441	Norwegian Krone	73,500,000	8/05/13	(406,832)
JPMorgan	Euro	9,850,000	U.S. Dollar	12,963,349	7/25/13	140,746
JPMorgan	Indian Rupee	500,000,000	U.S. Dollar	8,298,755	7/10/13	(96,508)
JPMorgan	Mexican Peso	66,200,000	U.S. Dollar	5,442,065	7/08/13	337,664
JPMorgan	Mexican Peso	66,200,000	U.S. Dollar	5,059,601	9/09/13	(15,390)
JPMorgan	New Zealand Dollar	7,500,000	U.S. Dollar	6,269,730	7/15/13	464,927
JPMorgan	Polish Zloty	18,500,000	U.S. Dollar	5,607,760	7/12/13	45,037
JPMorgan	South African Rand	55,000,000	U.S. Dollar	5,514,742	7/10/13	(39,373)
JPMorgan	U.S. Dollar	5,087,963	Mexican Peso	66,200,000	7/08/13	16,438
JPMorgan	U.S. Dollar	8,785,030	Indian Rupee	500,000,000	7/10/13	(389,767)
JPMorgan	U.S. Dollar	5,551,462	South African Rand	55,000,000	7/10/13	2,653
JPMorgan	U.S. Dollar	5,866,870	Polish Zloty	18,500,000	7/12/13	(304,147)
JPMorgan	U.S. Dollar	13,761,275	New Zealand Dollar	16,300,000	7/15/13	(1,145,503)
JPMorgan	U.S. Dollar	8,241,305	Indian Rupee	500,000,000	8/14/13	100,683
JPMorgan	U.S. Dollar	5,466,876	South African Rand	55,000,000	9/10/13	36,343
Nomura Securities	Japanese Yen	1,250,000,000	U.S. Dollar	13,127,384	7/17/13	523,177
Nomura Securities	U.S. Dollar	6,577,920	Japanese Yen	640,000,000	7/17/13	(124,566)
						$(1,205,026)
Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (14)	Current Credit Spread (15)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	Markit CDX NA HY20 Index	Sell	4.32%	$19,600,000	5.000%	6/20/18	$623,226	$(43,964)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (13)
Deutsche Bank AG	$33,000,000	Receive	3-Month USD-LIBOR-BBA	1.741%	Semi-Annually	11/08/22	$2,344,520
JPMorgan	21,000,000	Receive	3-Month USD-LIBOR-BBA	2.113	Semi-Annually	2/21/22	392,316
JPMorgan	10,800,000	Receive	3-Month USD-LIBOR-BBA	2.078	Semi-Annually	2/19/23	454,252
	$64,800,000						$3,191,088

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(32)	9/13	$(7,040,000)	$5,927
U.S. Treasury 10-Year Note	Short	(304)	9/13	(38,474,944)	685,429
U.S. Treasury Long Bond	Short	(30)	9/13	(4,075,312)	156,024
U.S. Treasury Ultra Bond	Short	(37)	9/13	(5,450,563)	200,128
				$(55,040,819)	$1,047,508

Nuveen Investments	133

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2013

Investments in Derivatives as of June 30, 2013 (continued)

Call Options Purchased outstanding:

Counterparty	Put Notional Amount	Call Notional Amount (16)	Expiration Date	Strike Price	Value (13)

Credit Suisse	$19,000,000 USD	19,475,000,000 KRW	7/11/13	1,025 KRW	$—
Total Call Options Purchased (premiums paid $81,130)					$—

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(5)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $66,024,903.
(6)	Perpetual security. Maturity date is not applicable.
(7)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(9)	Principal Amount (000) rounds to less than $1,000.
(10)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(11)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(12)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.
(13)	Other Assets Less Liabilities includes the Value and Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(14)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(15)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
(16)	For disclosure purposes, Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.
(17)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
I/O	Interest only.
N/A	Not applicable.
N/R	Not rated.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
EUR	Euro
KRW	South Korean Won
MXN	Mexican Peso
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
USD-LIBOR-BBA	United States Dollar–London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

134	Nuveen Investments

Statement of Assets & Liabilities

June 30, 2013

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Assets
Long-term investments, at value (cost $488,394,581, $657,426,801, $17,353,420 and $700,073,184, respectively)	$489,127,800	$673,867,312	$16,928,919	$690,871,744
Investments purchased with collateral from securities lending, at value (cost approximates value)	57,635,312	74,451,214	—	124,410,338
Short-term investments, at value (cost approximates value)	28,052,047	12,514,364	2,660,291	13,241,965
Cash denominated in foreign currencies (cost $—, $—, $46,727 and $1,948, respectively)	—	—	46,376	1,840
Cash	79,095	—	—	17,536
Restricted cash(1)	—	—	—	—
Credit default swaps premiums paid	—	134,455	21,175	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	20,894	375,049	18,312
Interest rate swaps	—	2,138,784	51,543	—
Call options purchased, at value (premiums paid $—, $—, $4,270 and $—, respectively)	—	—	—	—
Receivables:
Credit default swaps premiums	—	—	—	—
Deposits with brokers for open futures contracts	744,000	974,000	87,091	310,000
Deposits with brokers for exchange traded swaps	—	142,518	13,093	—
Dividends	—	59,063	3,227	494,651
Due from broker	10,690	189,868	—	58,609
Interest	3,344,298	6,116,306	204,302	12,223,046
Investments sold	3,321,118	407,998	157,644	5,212,807
Reclaims	—	—	—	485
Shares sold	1,683,969	72,389	20,291	1,014,666
Variation margin on futures contracts	18,406	41,969	586	12,422
Variation margin on swap contracts	—	—	5,420	—
Other assets	11,128	15,124	8	11,245
Total assets	584,027,863	771,146,258	20,575,015	847,899,666
Liabilities
Cash overdraft	—	—	139,697	—
Cash overdraft denominated in foreign currencies (cost $—, $—, $— and $—, respectively)	—	—	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	188,176	455,467	176,048
Payables:
Collateral from securities lending program	57,635,312	74,451,214	—	124,410,338
Credit default swaps premiums	—	—	10,990	—
Dividends	591,354	1,357,663	44,262	2,599,287
Investments purchased	24,713,563	19,959,708	2,227,413	10,296,455
Shares redeemed	512,034	1,022,796	1,484	2,966,699
Variation margin on futures contracts	250,683	124,228	9,582	24,625
Variation margin on swap contracts	—	91,891	—	—
Accrued expenses:
Management fees	166,250	210,996	2,096	372,855
Directors/Trustees fees	13,545	18,212	92	15,009
12b-1 distribution and service fees	4,715	20,902	355	92,133
Other	135,866	174,938	46,680	263,348
Total liabilities	84,023,322	97,620,724	2,938,118	141,216,797
Net assets	$500,004,541	$673,525,534	$17,636,897	$706,682,869
(1)	Restricted cash collateral for swaps.

See accompanying notes to financial statements.

Nuveen Investments	135

Statement of Assets & Liabilities (continued)

June 30, 2013

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Class A Shares
Net assets	$18,331,285	$79,739,863	$1,037,370	$141,132,207
Shares outstanding	1,809,777	6,961,007	50,509	15,693,786
Net asset value per share	$10.13	$11.46	$20.54	$8.99
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 4.25%, 4.75% and 4.75%, respectively, of offering price)	$10.44	$11.97	$21.56	$9.44
Class B Shares
Net assets	N/A	$608,198	N/A	$1,523,861
Shares outstanding	N/A	53,604	N/A	170,280
Net asset value and offering price per share	N/A	$11.35	N/A	$8.95
Class C Shares
Net assets	$585,390	$4,200,166	$157,713	$67,466,257
Shares outstanding	58,063	368,537	7,664	7,517,008
Net asset value and offering price per share	$10.08	$11.40	$20.58	$8.98
Class R3 Shares
Net assets	N/A	$350,259	$50,015	$697,441
Shares outstanding	N/A	30,439	2,430	76,029
Net asset value and offering price per share	N/A	$11.51	$20.58	$9.17
Class I Shares
Net assets	$481,087,866	$588,627,048	$16,391,799	$495,863,103
Shares outstanding	47,659,405	51,436,167	795,467	55,007,269
Net asset value and offering price per share	$10.09	$11.44	$20.61	$9.01
Net assets consist of:
Capital paid-in	$494,929,018	$652,808,041	$17,342,770	$701,492,872
Undistributed (Over-distribution of) net investment income	(940,797)	(1,663,128)	498,232	(2,478,940)
Accumulated net realized gain (loss)	5,593,762	1,762,724	207,637	16,242,239
Net unrealized appreciation (depreciation)	422,558	20,617,897	(411,742)	(8,573,302)
Net assets	$500,004,541	$673,525,534	$17,636,897	$706,682,869
Authorized shares – per class	2 billion	2 billion	Unlimited	2 billion
Par value per share	$.0001	$.0001	$0.01	$.0001
N/A	– Core Bond does not offer Class B Shares or Class R3 Shares. Global Total Return Bond does not offer Class B Shares.

See accompanying notes to financial statements.

136	Nuveen Investments

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Assets
Long-term investments, at value (cost $378,278,834, $63,258,081, $928,117,400 and $612,792,657, respectively)	$375,301,401	$64,228,069	$931,912,306	$610,707,612
Investments purchased with collateral from securities lending, at value (cost approximates value)	15,202,864	500,625	43,179,225	67,716,896
Short-term investments, at value (cost approximates value)	—	1,758,968	32,859,019	681,517
Cash denominated in foreign currencies (cost $—, $—, $453 and $—, respectively)	—	—	347	—
Cash	318,397	—	97,970	—
Restricted cash(1)	—	—	—	968,071
Credit default swaps premiums paid	—	—	162,512	667,191
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	—	3,769,842
Interest rate swaps	—	—	—	3,191,088
Call options purchased, at value (premiums paid $—, $—, $— and $81,130, respectively)	—	—	—	—
Receivables:
Credit default swaps premiums	—	—	—	374,236
Deposits with brokers for open futures contracts	294,000	63,000	943,000	758,000
Deposits with brokers for exchange traded swaps	—	—	675,460	299,293
Dividends	8,674	—	—	79,133
Due from broker	8,577	6,783	18,528	26,053
Interest	1,789,971	269,748	5,581,272	7,933,025
Investments sold	—	57,495	366,097	12,145,810
Reclaims	—	—	—	4,875
Shares sold	429,253	10,684	1,718,971	872,077
Variation margin on futures contracts	13,508	—	28,203	28,856
Variation margin on swap contracts	—	—	—	—
Other assets	5,497	79	66,810	98,442
Total assets	393,372,142	66,895,451	1,017,609,720	710,322,017
Liabilities
Cash overdraft	—	—	—	—
Cash overdraft denominated in foreign currencies (cost $—, $—, $— and $5,593, respectively)	—	—	—	6,944
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	—	—	4,974,868
Payables:
Collateral from securities lending program	15,202,864	500,625	43,179,225	67,716,896
Credit default swaps premiums	—	—	—	—
Dividends	341,722	62,621	1,046,701	1,736,172
Investments purchased	—	1,603,432	51,286,762	4,159,717
Shares redeemed	944,662	66,011	14,516,752	1,818,992
Variation margin on futures contracts	83,625	10,281	13,757	73,057
Variation margin on swap contracts	—	—	278,470	180,996
Accrued expenses:
Management fees	156,198	11,134	260,513	230,548
Directors/Trustees fees	7,458	365	19,611	15,016
12b-1 distribution and service fees	14,873	3,662	62,463	47,286
Other	187,180	54,051	194,081	168,913
Total liabilities	16,938,582	2,312,182	110,858,335	81,129,405
Net assets	$376,433,560	$64,583,269	$906,751,385	$629,192,612
(1)	Restricted cash collateral for swaps.

See accompanying notes to financial statements.

Nuveen Investments	137

Statement of Assets & Liabilities (continued)

June 30, 2013

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Class A Shares
Net assets	$21,949,429	$11,033,693	$141,098,983	$72,341,331
Shares outstanding	1,981,273	1,255,541	14,148,256	6,566,888
Net asset value per share	$11.08	$8.79	$9.97	$11.02
Offering price per share (net asset value per share plus maximum sales charge of 4.25%, 3.00%, 2.25% and 4.25%, respectively, of offering price)	$11.57	$9.06	$10.20	$11.51
Class B Shares
Net assets	N/A	N/A	N/A	$1,487,514
Shares outstanding	N/A	N/A	N/A	135,806
Net asset value and offering price per share	N/A	N/A	N/A	$10.95
Class C Shares
Net assets	$9,761,192	$1,090,141	$44,414,156	$35,146,291
Shares outstanding	885,107	123,869	4,441,794	3,211,380
Net asset value and offering price per share	$11.03	$8.80	$10.00	$10.94
Class R3 Shares
Net assets	$519,059	$168,381	$516,424	$2,925,650
Shares outstanding	46,970	19,178	51,713	264,666
Net asset value and offering price per share	$11.05	$8.78	$9.99	$11.05
Class I Shares
Net assets	$344,203,880	$52,291,054	$720,721,822	$517,291,826
Shares outstanding	30,900,989	5,944,479	72,240,327	46,978,354
Net asset value and offering price per share	$11.14	$8.80	$9.98	$11.01
Net assets consist of:
Capital paid-in	$374,761,792	$71,071,124	$926,658,520	$658,126,688
Undistributed (Over-distribution of) net investment income	(434,449)	(115,132)	(1,509,662)	13,956,128
Accumulated net realized gain (loss)	4,936,806	(7,372,898)	(24,564,871)	(43,705,078)
Net unrealized appreciation (depreciation)	(2,830,589)	1,000,175	6,167,398	814,874
Net assets	$376,433,560	$64,583,269	$906,751,385	$629,192,612
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$.0001	$.0001	$.0001	$.0001
N/A	– Inflation Protected Securities, Intermediate Government Bond and Short Term Bond do not offer Class B Shares.

See accompanying notes to financial statements.

138	Nuveen Investments

Statement of Operations

Year Ended June 30, 2013

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Investment Income
Dividend income (net of foreign dividend tax withheld of $—, $—, $— and $12,626, respectively)	$—	$860,522	$18,940	$4,232,100
Interest income (net of foreign interest tax withheld of $—, $—, $— and $19,500, respectively)	14,034,961	30,537,795	701,450	53,296,424
Securities lending income, net	105,948	141,894	—	731,660
Total investment income	14,140,909	31,540,211	720,390	58,260,184
Expenses
Management fees	2,630,404	3,407,914	96,793	4,147,980
12b-1 service fees – Class A	53,062	211,713	2,344	388,985
12b-1 distribution and service fees – Class B	N/A	8,460	N/A	17,530
12b-1 distribution and service fees – Class C	14,412	46,647	963	625,311
12b-1 distribution and service fees – Class R3	N/A	1,795	274	3,664
Shareholder servicing agent fees and expenses	216,577	346,567	1,025	452,921
Custodian fees and expenses	150,107	189,690	77,466	189,996
Directors/Trustees fees and expenses	15,051	18,977	587	18,797
Professional fees	66,671	73,735	44,492	61,751
Shareholder reporting expenses	22,812	46,438	46,280	86,324
Federal and state registration fees	50,996	68,099	33,394	142,364
Other expenses	21,778	28,276	10,243	27,010
Total expenses before fee waiver/expense reimbursement	3,241,870	4,448,311	313,861	6,162,633
Fee waiver/expense reimbursement	(83,320)	(305,202)	(187,147)	—
Net expenses	3,158,550	4,143,109	126,714	6,162,633
Net investment income (loss)	10,982,359	27,397,102	593,676	52,097,551
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	13,247,549	13,379,331	255,749	32,830,342
Forward foreign currency exchange contracts	—	—	193,248	—
Futures contracts	(964,275)	(542,476)	9,324	24,640
Options purchased	—	(201,554)	(1,819)	—
Options written	—	—	(451)	—
Swaps	(1,680,438)	(2,763,163)	117,190	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(20,100,906)	(22,412,660)	(741,357)	(4,035,241)
Forward foreign currency exchange contracts	—	(167,282)	(131,026)	(157,736)
Futures contracts	(273,507)	2,796,555	47,954	785,330
Options purchased	—	—	(4,270)	—
Swaps	1,530,864	4,532,764	53,666	—
Net realized and unrealized gain (loss)	(8,240,713)	(5,378,485)	(201,792)	29,447,335
Net increase (decrease) in net assets from operations	$2,741,646	$22,018,617	$391,884	$81,544,886
N/A –	Core Bond does not offer Class B Shares or Class R3 Shares. Global Total Return Bond does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	139

Statement of Operations (continued)

Year Ended June 30, 2013

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Investment Income
Dividend income (net of foreign dividend tax withheld of $—, $—, $— and $—, respectively)	$53,663	$—	$—	$1,172,206
Interest income (net of foreign interest tax withheld of $—, $—, $— and $14,161, respectively)	5,159,790	1,801,821	23,841,520	33,408,444
Securities lending income, net	51,936	2,908	191,165	236,930
Total investment income	5,265,389	1,804,729	24,032,685	34,817,580
Expenses
Management fees	1,655,236	349,464	3,459,799	3,463,746
12b-1 service fees – Class A	66,384	29,609	291,327	162,783
12b-1 distribution and service fees – Class B	N/A	N/A	N/A	18,879
12b-1 distribution and service fees – Class C	114,279	14,852	411,421	341,343
12b-1 distribution and service fees – Class R3	1,616	1,016	2,455	12,202
Shareholder servicing agent fees and expenses	272,449	42,818	272,229	240,831
Custodian fees and expenses	93,791	47,300	240,213	205,632
Directors/Trustees fees and expenses	10,290	2,011	22,893	16,306
Professional fees	59,498	45,612	79,373	80,656
Shareholder reporting expenses	33,801	18,061	56,994	47,393
Federal and state registration fees	68,690	51,887	80,150	82,500
Other expenses	12,564	8,415	87,932	61,193
Total expenses before fee waiver/expense reimbursement	2,388,598	611,045	5,004,786	4,733,464
Fee waiver/expense reimbursement	—	(119,207)	(167,226)	(410,663)
Net expenses	2,388,598	491,838	4,837,560	4,322,801
Net investment income (loss)	2,876,791	1,312,891	19,195,125	30,494,779
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	8,100,876	152,250	4,872,817	22,569,723
Forward foreign currency exchange contracts	(191,827)	—	—	4,687,862
Futures contracts	238,486	115,320	169,909	(962,426)
Options purchased	—	—	—	(4,865)
Options written	—	—	—	(125,856)
Swaps	(391,994)	—	(1,226,046)	1,742,931
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(30,963,087)	(1,871,221)	(4,721,407)	(23,595,326)
Forward foreign currency exchange contracts	110,837	—	—	(2,175,164)
Futures contracts	153,262	18,406	2,383,929	1,358,805
Options purchased	—	—	—	(81,130)
Swaps	348,311	—	1,253,612	4,672,411
Net realized and unrealized gain (loss)	(22,595,136)	(1,585,245)	2,732,814	8,086,965
Net increase (decrease) in net assets from operations	$(19,718,345)	$(272,354)	$21,927,939	$38,581,744
N/A	– Inflation Protected Securities, Intermediate Government Bond and Short Term Bond do not offer Class B Shares.

See accompanying notes to financial statements.

140	Nuveen Investments

Statement of Changes in Net Assets

	Core Bond		Core Plus Bond
	Year Ended 6/30/13	Year Ended 6/30/12	Year Ended 6/30/13	Year Ended 6/30/12
Operations
Net investment income (loss)	$10,982,359	$18,776,322	$27,397,102	$34,479,201
Net realized gain (loss) from:
Investments and foreign currency	13,247,549	19,955,520	13,379,331	18,705,021
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	(964,275)	(1,294,926)	(542,476)	(7,955,883)
Options purchased	—	—	—	—
Options written	—	—	(201,554)	—
Swaps	(1,680,438)	(767,968)	(2,763,163)	(1,725,955)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(20,100,906)	(2,991,611)	(22,412,660)	9,052,404
Forward foreign currency exchange contracts	—	—	(167,282)	—
Futures contracts	(273,507)	(132,059)	2,796,555	(1,449,836)
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	1,530,864	(72,804)	4,532,764	52,980
Net increase (decrease) in net assets from operations	2,741,646	33,472,474	22,018,617	51,157,932
Distributions to Shareholders
From net investment income:
Class A	(355,614)	(619,682)	(2,992,583)	(3,053,035)
Class B	N/A	N/A	(23,699)	(41,242)
Class C	(12,814)	(22,754)	(132,087)	(117,724)
Class R3	N/A	N/A	(11,951)	(12,214)
Class I	(10,711,280)	(18,978,358)	(25,029,784)	(32,189,815)
From accumulated net realized gains:
Class A	(677,261)	(33,008)	(342,229)	—
Class B	N/A	N/A	(3,438)	—
Class C	(48,125)	(1,212)	(19,355)	—
Class R3	N/A	N/A	(1,416)	—
Class I	(17,500,782)	(1,010,912)	(2,627,486)	—
Decrease in net assets from distributions to shareholders	(29,305,876)	(20,665,926)	(31,184,028)	(35,414,030)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	64,797,013	166,920,130	87,088,590	112,240,499
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,913,545	6,049,154	11,485,188	12,143,026
	76,710,558	172,969,284	98,573,778	124,383,525
Cost of shares redeemed	(194,037,829)	(222,662,884)	(223,588,126)	(349,839,594)
Net increase (decrease) in net assets from Fund share transactions	(117,327,271)	(49,693,600)	(125,014,348)	(225,456,069)
Net increase (decrease) in net assets	(143,891,501)	(36,887,052)	(134,179,759)	(209,712,167)
Net assets at the beginning of period	643,896,042	680,783,094	807,705,293	1,017,417,460
Net assets at the end of period	$500,004,541	$643,896,042	$673,525,534	$807,705,293
Undistributed (Over-distribution of) net investment income at the end of period	$(940,797)	$(1,571,679)	$(1,663,128)	$(257,304)
N/A	– Core Bond does not offer Class B or Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	141

Statement of Changes in Net Assets (continued)

	Global Total Return Bond		High Income Bond
	Year Ended 6/30/13	Period 12/02/11 (commencement of operations) through 6/30/12	Year Ended 6/30/13	Year Ended 6/30/12
Operations
Net investment income (loss)	$593,676	$292,301	$52,097,551	$44,589,539
Net realized gain (loss) from:
Investments and foreign currency	255,749	2,886	32,830,342	(13,744,653)
Forward foreign currency exchange contracts	193,248	324,366	—	—
Futures contracts	9,324	2,222	24,640	(67,967)
Options purchased	(1,819)	(29,297)	—	—
Options written	(451)	2,460	—	—
Swaps	117,190	119,949	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(741,357)	310,794	(4,035,241)	(5,098,028)
Forward foreign currency exchange contracts	(131,026)	50,608	(157,736)	—
Futures contracts	47,954	6,108	785,330	12,132
Options purchased	(4,270)	—	—	—
Options written	—	—	—	—
Swaps	53,666	(4,219)	—	—
Net increase (decrease) in net assets from operations	391,884	1,078,178	81,544,886	25,691,023
Distributions to Shareholders
From net investment income:
Class A	(35,960)	(2,712)	(11,284,624)	(5,735,501)
Class B	N/A	N/A	(117,102)	(132,288)
Class C	(2,925)	(596)	(4,119,190)	(2,477,744)
Class R3	(1,997)	(688)	(52,093)	(33,439)
Class I	(658,553)	(215,380)	(39,152,850)	(36,583,834)
From accumulated net realized gains:
Class A	(17,638)	—	—	(298,280)
Class B	N/A	N/A	—	(7,773)
Class C	(1,263)	—	—	(148,234)
Class R3	(930)	—	—	(1,386)
Class I	(270,907)	—	—	(1,460,981)
Decrease in net assets from distributions to shareholders	(990,173)	(219,376)	(54,725,859)	(46,879,460)
Fund Share Transactions
Fund reorganization	—	—	—	104,870,978
Proceeds from sale of shares	4,253,342	14,322,080	365,971,376	228,987,881
Proceeds from shares issued to shareholders due to reinvestment of distributions	94,699	1,978	20,215,234	12,427,284
	4,348,041	14,324,058	386,186,610	346,286,143
Cost of shares redeemed	(1,295,217)	(498)	(314,765,353)	(219,810,557)
Net increase (decrease) in net assets from Fund share transactions	3,052,824	14,323,560	71,421,257	126,475,586
Net increase (decrease) in net assets	2,454,535	15,182,362	98,240,284	105,287,149
Net assets at the beginning of period	15,182,362	—	608,442,585	503,155,436
Net assets at the end of period	$17,636,897	$15,182,362	$706,682,869	$608,442,585
Undistributed (Over-distribution of) net investment income at the end of period	$498,232	$405,210	$(2,478,940)	$110,337
N/A	– Global Total Return Bond does not offer Class B Shares.

See accompanying notes to financial statements.

142	Nuveen Investments

	Inflation Protected Securities		Intermediate Government Bond
	Year Ended 6/30/13	Year Ended 6/30/12	Year Ended 6/30/13	Year Ended 6/30/12
Operations
Net investment income (loss)	$2,876,791	$6,886,379	$1,312,891	$2,239,298
Net realized gain (loss) from:
Investments and foreign currency	8,100,876	8,964,913	152,250	1,568,618
Forward foreign currency exchange contracts	(191,827)	167,168	—	—
Futures contracts	238,486	60,629	115,320	685,111
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	(391,994)	(127,943)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(30,963,087)	18,437,020	(1,871,221)	108,077
Forward foreign currency exchange contracts	110,837	(110,837)	—	—
Futures contracts	153,262	(82,693)	18,406	22,105
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	348,311	(44,170)	—	—
Net increase (decrease) in net assets from operations	(19,718,345)	34,150,466	(272,354)	4,623,209
Distributions to Shareholders
From net investment income:
Class A	(272,077)	(468,815)	(218,850)	(291,024)
Class B	N/A	N/A	N/A	N/A
Class C	(57,189)	(180,484)	(15,578)	(16,266)
Class R3	(2,345)	(3,148)	(3,228)	(8,188)
Class I	(4,430,072)	(10,662,479)	(1,250,387)	(2,051,257)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,761,683)	(11,314,926)	(1,488,043)	(2,366,735)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	160,616,545	148,914,630	11,783,243	12,589,884
Proceeds from shares issued to shareholders due to reinvestment of distributions	781,092	1,571,415	506,408	853,309
	161,397,637	150,486,045	12,289,651	13,443,193
Cost of shares redeemed	(111,075,769)	(98,068,926)	(30,393,108)	(46,188,783)
Net increase (decrease) in net assets from Fund share transactions	50,321,868	52,417,119	(18,103,457)	(32,745,590)
Net increase (decrease) in net assets	25,841,840	75,252,659	(19,863,854)	(30,489,116)
Net assets at the beginning of period	350,591,720	275,339,061	84,447,123	114,936,239
Net assets at the end of period	$376,433,560	$350,591,720	$64,583,269	$84,447,123
Undistributed (Over-distribution of) net investment income at the end of period	$(434,449)	$1,461,219	$(115,132)	$(13,772)
N/A –	Inflation Protected Securities and Intermediate Government Bond do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	143

Statement of Changes in Net Assets (continued)

	Short Term Bond		Strategic Income
	Year Ended 6/30/13	Year Ended 6/30/12	Year Ended 6/30/13	Year Ended 6/30/12
Operations
Net investment income (loss)	$19,195,125	$20,123,049	$30,494,779	$27,319,766
Net realized gain (loss) from:
Investments and foreign currency	4,872,817	4,661,657	22,569,723	12,429,444
Forward foreign currency exchange contracts	—	(149,386)	4,687,862	(102,811)
Futures contracts	169,909	(7,223,699)	(962,426)	(7,719,289)
Options purchased	—	—	(4,865)	(1,715,583)
Options written	(1,226,046)	—	(125,856)	(321,084)
Swaps	—	(2,188,004)	1,742,931	(883,712)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,721,407)	(3,980,585)	(23,595,326)	4,637,040
Forward foreign currency exchange contracts	—	92,822	(2,175,164)	956,394
Futures contracts	2,383,929	458,809	1,358,805	(509,763)
Options purchased	—	—	(81,130)	—
Options written	—	—	—	(113,961)
Swaps	1,253,612	(514,179)	4,672,411	(491,079)
Net increase (decrease) in net assets from operations	21,927,939	11,280,484	38,581,744	33,485,362
Distributions to Shareholders
From net investment income:
Class A	(2,413,639)	(2,658,693)	(2,828,988)	(1,766,560)
Class B	N/A	N/A	(67,636)	(59,799)
Class C	(534,379)	(558,375)	(1,233,628)	(721,977)
Class R3	(8,691)	(6,394)	(100,573)	(48,682)
Class I	(16,946,348)	(17,689,020)	(24,786,771)	(24,363,476)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(19,903,057)	(20,912,482)	(29,017,596)	(26,960,494)
Fund Share Transactions
Fund reorganization	—	153,886,513	—	81,128,697
Proceeds from sale of shares	477,087,186	385,977,366	160,424,451	120,219,679
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,997,185	6,138,855	9,591,338	8,306,341
	483,084,371	546,002,734	170,015,789	209,654,717
Cost of shares redeemed	(461,242,790)	(481,483,122)	(172,933,942)	(244,013,153)
Net increase (decrease) in net assets from Fund share transactions	21,841,581	64,519,612	(2,918,153)	(34,358,436)
Net increase (decrease) in net assets	23,866,463	54,887,614	6,645,995	(27,833,568)
Net assets at the beginning of period	882,884,922	827,997,308	622,546,617	650,380,185
Net assets at the end of period	$906,751,385	$882,884,922	$629,192,612	$622,546,617
Undistributed (Over-distribution of) net investment income at the end of period	$(1,509,662)	$(96,445)	$13,956,128	$7,146,648
NA –	Short Term Bond does not offer Class B Shares.

See accompanying notes to financial statements.

144	Nuveen Investments

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Nuveen Investments	145

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CORE BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (1/95)
2013	$10.67	$.18	$(.20)	$(.02)	$(.18)	$(.34)	$(.52)	$10.13
2012	10.47	.29	.23	.52	(.30)	(.02)	(.32)	10.67
2011	10.33	.33	.14	.47	(.33)	—	(.33)	10.47
2010	9.47	.42	.86	1.28	(.42)	—	(.42)	10.33
2009	9.90	.48	(.40)	.08	(.51)	—	(.51)	9.47
Class C (1/11)
2013	10.62	.09	(.19)	(.10)	(.09)	(.35)	(.44)	10.08
2012	10.44	.19	.22	.41	(.22)	(.01)	(.23)	10.62
2011(d)	10.37	.12	.06	.18	(.11)	—	(.11)	10.44
Class I (1/93)
2013	10.63	.20	(.20)	—	(.21)	(.33)	(.54)	10.09
2012	10.43	.30	.23	.53	(.32)	(.01)	(.33)	10.63
2011	10.29	.35	.14	.49	(.35)	—	(.35)	10.43
2010	9.43	.43	.86	1.29	(.43)	—	(.43)	10.29
2009	9.87	.49	(.40)	.09	(.53)	—	(.53)	9.43

146	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

(.38)%	$18,331	.79%		1.63%		.78%		1.65%		85%
4.93	21,262	.95		2.61		.85		2.70		75
4.70	22,502	.94		3.10		.85		3.20		58
13.64	26,341	1.01		3.96		.85		4.12		58
1.21	23,905	1.01		5.09		.85		5.25		41

(1.17)	585	1.54		.87		1.53		.88		85
3.97	1,568	1.69		1.79		1.67		1.81		75
1.76	1,152	1.79	*	2.46	*	1.70	*	2.56	*	58

(.16)	481,088	.54		1.88		.53		1.89		85
5.18	621,066	.70		2.85		.68		2.87		75
4.76	657,129	.74		3.30		.70		3.35		58
13.87	734,924	.76		4.22		.70		4.28		58
1.26	724,531	.76		5.33		.70		5.39		41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	147

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CORE PLUS BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/87)
2013	$11.64	$.41	$(.12)	$.29	$(.42)	$(.05)	$(.47)	$11.46
2012	11.44	.41	.21	.62	(.42)	—	(.42)	11.64
2011	11.22	.43	.21	.64	(.42)	—	(.42)	11.44
2010	10.04	.51	1.18	1.69	(.51)	—	(.51)	11.22
2009	10.86	.61	(.81)	(.20)	(.62)	—	(.62)	10.04
Class B (8/94)
2013	11.54	.32	(.13)	.19	(.33)	(.05)	(.38)	11.35
2012	11.34	.32	.21	.53	(.33)	—	(.33)	11.54
2011	11.12	.34	.21	.55	(.33)	—	(.33)	11.34
2010	9.95	.43	1.17	1.60	(.43)	—	(.43)	11.12
2009	10.77	.54	(.81)	(.27)	(.55)	—	(.55)	9.95
Class C (2/99)
2013	11.59	.32	(.12)	.20	(.34)	(.05)	(.39)	11.40
2012	11.40	.32	.21	.53	(.34)	—	(.34)	11.59
2011	11.18	.34	.21	.55	(.33)	—	(.33)	11.40
2010	10.00	.42	1.19	1.61	(.43)	—	(.43)	11.18
2009	10.83	.54	(.82)	(.28)	(.55)	—	(.55)	10.00
Class R3 (9/01)
2013	11.70	.38	(.12)	.26	(.40)	(.05)	(.45)	11.51
2012	11.50	.38	.22	.60	(.40)	—	(.40)	11.70
2011	11.27	.40	.22	.62	(.39)	—	(.39)	11.50
2010	10.09	.48	1.19	1.67	(.49)	—	(.49)	11.27
2009	10.89	.59	(.79)	(.20)	(.60)	—	(.60)	10.09
Class I (2/94)
2013	11.64	.44	(.14)	.30	(.45)	(.05)	(.50)	11.44
2012	11.44	.44	.21	.65	(.45)	—	(.45)	11.64
2011	11.21	.46	.22	.68	(.45)	—	(.45)	11.44
2010	10.03	.54	1.18	1.72	(.54)	—	(.54)	11.21
2009	10.86	.64	(.82)	(.18)	(.65)	—	(.65)	10.03

148	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate(d)(e)

2.40%	$79,740	.81%	3.42%	.77%	3.46%	46%
5.52	83,264	.97	3.51	.93	3.55	98
5.73	85,980	.99	3.72	.94	3.77	91
17.11	93,374	1.02	4.58	.95	4.65	83
(1.37)	82,373	1.02	6.27	.95	6.34	160

1.56	608	1.56	2.65	1.52	2.69	46
4.74	1,019	1.72	2.78	1.68	2.82	98
4.97	1,805	1.74	2.97	1.69	3.02	91
16.31	3,607	1.77	3.90	1.70	3.97	83
(2.12)	5,780	1.77	5.52	1.70	5.59	160

1.59	4,200	1.56	2.67	1.52	2.71	46
4.68	4,603	1.72	2.76	1.67	2.80	98
4.97	3,711	1.74	2.97	1.69	3.02	91
16.32	3,796	1.77	3.84	1.70	3.91	83
(2.21)	3,693	1.77	5.52	1.70	5.59	160

2.11	350	1.06	3.18	1.02	3.22	46
5.27	313	1.22	3.24	1.18	3.27	98
5.54	380	1.23	3.47	1.19	3.52	91
16.74	379	1.27	4.35	1.20	4.42	83
(1.43)	406	1.27	6.04	1.20	6.11	160

2.52	588,627	.56	3.67	.52	3.71	46
5.79	718,505	.72	3.76	.68	3.80	98
6.09	925,541	.74	3.97	.69	4.02	91
17.42	1,179,453	.77	4.86	.70	4.93	83
(1.22)	1,279,489	.77	6.50	.70	6.57	160

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	149

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GLOBAL TOTAL RETURN BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
CLASS A (12/11)
2013	$21.19	$.72	$(.14)	$.58	$(.86)	$(.37)	$(1.23)	$20.54
2012(d)	20.00	.41	1.07	1.48	(.29)	—	(.29)	21.19
CLASS C (12/11)
2013	21.18	.56	(.10)	.46	(.69)	(.37)	(1.06)	20.58
2012(d)	20.00	.29	1.13	1.42	(.24)	—	(.24)	21.18
CLASS R3 (12/11)
2013	21.20	.66	(.11)	.55	(.80)	(.37)	(1.17)	20.58
2012(d)	20.00	.35	1.13	1.48	(.28)	—	(.28)	21.20
CLASS I (12/11)
2013	21.23	.77	(.11)	.66	(.91)	(.37)	(1.28)	20.61
2012(d)	20.00	.42	1.12	1.54	(.31)	—	(.31)	21.23

150	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

2.47%	$1,037	2.16%		2.10%		.97%		3.29%		176%
7.42	310	2.44	*	1.99	*	.98	*	3.46	*	116

1.94	158	2.99		1.29		1.72		2.56		176
7.10	53	2.74	*	1.41	*	1.72	*	2.42	*	116

2.34	50	2.31		1.91		1.22		3.00		176
7.38	53	2.24	*	1.91	*	1.23	*	2.92	*	116

2.86	16,392	1.81		2.41		.72		3.50		176
7.71	14,767	1.74	*	2.41	*	.73	*	3.42	*	116
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	151

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH INCOME BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumu- lated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/01)
2013	$8.64	$.63	$.39	$1.02	$(.67)	$—	$(.67)	$8.99
2012	9.05	.69	(.38)	.31	(.69)	(.03)	(.72)	8.64
2011	8.28	.67	.76	1.43	(.66)	—	(.66)	9.05
2010	7.15	.67	1.12	1.79	(.66)	—	(.66)	8.28
2009	8.65	.73	(1.47)	(.74)	(.76)	—	(.76)	7.15
Class B (8/01)
2013	8.59	.57	.39	.96	(.60)	—	(.60)	8.95
2012	8.98	.62	(.36)	.26	(.62)	(.03)	(.65)	8.59
2011	8.23	.60	.74	1.34	(.59)	—	(.59)	8.98
2010	7.11	.60	1.12	1.72	(.60)	—	(.60)	8.23
2009	8.61	.68	(1.47)	(.79)	(.71)	—	(.71)	7.11
Class C (8/01)
2013	8.62	.56	.40	.96	(.60)	—	(.60)	8.98
2012	9.01	.63	(.37)	.26	(.62)	(.03)	(.65)	8.62
2011	8.25	.60	.75	1.35	(.59)	—	(.59)	9.01
2010	7.12	.60	1.13	1.73	(.60)	—	(.60)	8.25
2009	8.62	.68	(1.47)	(.79)	(.71)	—	(.71)	7.12
Class R3 (9/01)
2013	8.81	.62	.40	1.02	(.66)	—	(.66)	9.17
2012	9.23	.67	(.38)	.29	(.68)	(.03)	(.71)	8.81
2011	8.44	.66	.77	1.43	(.64)	—	(.64)	9.23
2010	7.28	.66	1.14	1.80	(.64)	—	(.64)	8.44
2009	8.79	.73	(1.49)	(.76)	(.75)	—	(.75)	7.28
Class I (8/01)
2013	8.65	.66	.39	1.05	(.69)	—	(.69)	9.01
2012	9.05	.71	(.37)	.34	(.71)	(.03)	(.74)	8.65
2011	8.29	.69	.75	1.44	(.68)	—	(.68)	9.05
2010	7.16	.69	1.12	1.81	(.68)	—	(.68)	8.29
2009	8.66	.75	(1.47)	(.72)	(.78)	—	(.78)	7.16

152	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate(d)

11.99%	$141,132	.94%	6.92%	.94%	6.92%	133%
3.76	92,018	1.06	7.98	1.04	7.99	124
17.61	30,984	1.22	7.38	1.10	7.50	130
25.47	29,532	1.29	7.93	1.10	8.12	132
(7.26)	25,696	1.36	10.53	1.10	10.79	108

11.34	1,524	1.70	6.26	1.70	6.26	133
3.18	1,843	1.82	7.23	1.80	7.26	124
16.59	1,285	1.98	6.64	1.85	6.76	130
24.56	1,628	2.04	7.28	1.85	7.47	132
(7.99)	2,157	2.11	9.66	1.85	9.92	108

11.33	67,466	1.70	6.21	1.70	6.21	133
3.18	48,667	1.80	7.26	1.79	7.27	124
16.67	9,792	1.97	6.64	1.85	6.76	130
24.67	6,969	2.04	7.22	1.85	7.41	132
(7.98)	5,038	2.11	9.72	1.85	9.98	108

11.79	697	1.19	6.69	1.19	6.69	133
3.46	615	1.31	7.66	1.29	7.68	124
17.28	309	1.47	7.12	1.35	7.25	130
25.12	343	1.54	7.73	1.35	7.92	132
(7.49)	265	1.61	10.46	1.35	10.72	108

12.39	495,863	.70	7.24	.70	7.24	133
4.15	465,299	.84	8.19	.80	8.23	124
17.77	460,785	.97	7.63	.85	7.75	130
25.75	350,066	1.04	8.19	.85	8.38	132
(7.01)	182,051	1.11	10.67	.85	10.93	108

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	153

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INFLATION PROTECTED SECURITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
Class A (10/04)
2013	$11.80	$.07	$(.66)	$(.59)	$(.13)	$—	$—	$(.13)	$11.08
2012	10.94	.23	1.01	1.24	(.38)	—	—	(.38)	11.80
2011	10.33	.35	.40	.75	(.14)	—	—	(.14)	10.94
2010	9.59	.28	.73	1.01	(.27)	—	—	(.27)	10.33
2009	10.20	.14	(.37)	(.23)	(.26)	—	(.12)	(.38)	9.59
Class C (10/04)
2013	11.72	(.03)	(.60)	(.63)	(.06)	—	—	(.06)	11.03
2012	10.84	.14	1.00	1.14	(.26)	—	—	(.26)	11.72
2011	10.24	.26	.41	.67	(.07)	—	—	(.07)	10.84
2010	9.53	.18	.75	.93	(.22)	—	—	(.22)	10.24
2009	10.18	.11	(.43)	(.32)	(.21)	—	(.12)	(.33)	9.53
Class R3 (10/04)
2013	11.74	.04	(.62)	(.58)	(.11)	—	—	(.11)	11.05
2012	10.84	.22	.97	1.19	(.29)	—	—	(.29)	11.74
2011	10.31	.11	.54	.65	(.12)	—	—	(.12)	10.84
2010	9.58	.26	.72	.98	(.25)	—	—	(.25)	10.31
2009	10.20	.13	(.39)	(.26)	(.24)	—	(.12)	(.36)	9.58
Class I (10/04)
2013	11.81	.09	(.61)	(.52)	(.15)	—	—	(.15)	11.14
2012	10.96	.25	1.01	1.26	(.41)	—	—	(.41)	11.81
2011	10.34	.40	.38	.78	(.16)	—	—	(.16)	10.96
2010	9.59	.33	.71	1.04	(.29)	—	—	(.29)	10.34
2009	10.20	.23	(.45)	(.22)	(.27)	—	(.12)	(.39)	9.59

154	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate(d)

(5.07)%	$21,949	.81%	.56%	.81%	.56%	52%
11.44	19,330	1.00	1.81	.84	1.97	47
7.30	12,080	1.09	3.05	.85	3.30	45
10.62	7,894	1.15	2.46	.84	2.77	72
(2.18)	5,439	1.10	1.27	.85	1.52	24

(5.39)	9,761	1.56	(.25)	1.56	(.25)	52
10.62	9,703	1.75	1.05	1.59	1.21	47
6.59	8,043	1.84	2.19	1.60	2.44	45
9.76	6,673	1.91	1.47	1.60	1.78	72
(3.03)	1,406	1.84	.94	1.59	1.19	24

(5.02)	519	1.06	.32	1.06	.32	52
11.10	173	1.25	1.72	1.09	1.88	47
6.31	33	1.38	.78	1.10	1.05	45
10.32	1,332	1.40	2.33	1.09	2.64	72
(2.43)	1,262	1.35	1.09	1.10	1.34	24

(4.46)	344,204	.56	.77	.56	.77	52
11.62	321,386	.75	1.99	.59	2.15	47
7.62	255,183	.84	3.49	.60	3.74	45
10.92	156,983	.90	2.96	.59	3.27	72
(2.03)	167,501	.85	2.23	.60	2.48	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	155

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE GOVERNMENT BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Return of Capital		Total	Ending Net Asset Value
Class A (10/02)
2013	$9.02	$.14	$(.20)	$(.06)	$(.17)	$—	$—		$(.17)	$8.79
2012	8.84	.18	.19	.37	(.19)	—	—		(.19)	9.02
2011	8.77	.20	.07	.27	(.20)	—	—		(.20)	8.84
2010	8.67	.20	.27	.47	(.20)	(.17)	—	*	(.37)	8.77
2009	8.42	.19	.25	.44	(.19)	—	—		(.19)	8.67
Class C (10/09)
2013	9.03	.07	(.21)	(.14)	(.09)	—	—		(.09)	8.80
2012	8.85	.10	.20	.30	(.12)	—	—		(.12)	9.03
2011	8.77	.12	.08	.20	(.12)	—	—		(.12)	8.85
2010(d)	8.76	.09	.17	.26	(.08)	(.17)	—	*	(.25)	8.77
Class R3 (10/09)
2013	9.01	.12	(.21)	(.09)	(.14)	—	—		(.14)	8.78
2012	8.84	.15	.18	.33	(.16)	—	—		(.16)	9.01
2011	8.77	.16	.08	.24	(.17)	—	—		(.17)	8.84
2010(d)	8.76	.09	.20	.29	(.11)	(.17)	—	*	(.28)	8.77
Class I (10/02)
2013	9.03	.16	(.21)	(.05)	(.18)	—	—		(.18)	8.80
2012	8.84	.19	.21	.40	(.21)	—	—		(.21)	9.03
2011	8.77	.21	.07	.28	(.21)	—	—		(.21)	8.84
2010	8.67	.21	.27	.48	(.21)	(.17)	—	*	(.38)	8.77
2009	8.42	.21	.25	.46	(.21)	—	—		(.21)	8.67

156	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

(.74)%	$11,034	1.01%		1.41%		.85%		1.57%		55%
4.24	12,735	1.11		1.65		.77		1.99		72
3.10	14,086	1.10		1.85		.73		2.22		58
5.50	19,003	1.19		1.89		.75		2.33		105
5.30	10,496	1.15		1.82		.75		2.22		133

(1.53)	1,090	1.76		.66		1.60		.82		55
3.35	1,438	1.86		.90		1.60		1.16		72
2.32	1,417	1.89		1.05		1.58		1.37		58
3.00	1,940	1.94	**	1.16	**	1.60	**	1.50	**	105

(1.00)	168	1.26		1.17		1.10		1.32		55
3.79	214	1.36		1.39		1.10		1.66		72
2.75	473	1.39		1.56		1.08		1.87		58
3.34	652	1.44	**	1.44	**	1.10	**	1.78	**	105

(.53)	52,291	.76		1.67		.60		1.83		55
4.50	70,060	.86		1.90		.60		2.16		72
3.25	98,960	.89		2.05		.58		2.36		58
5.66	152,088	.94		2.05		.60		2.39		105
5.46	101,253	.90		2.11		.60		2.41		133

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	157

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SHORT TERM BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/92)
2013	$9.95	$.20	$.03	$.23	$(.21)	$—	$(.21)	$9.97
2012	10.06	.24	(.10)	.14	(.25)	—	(.25)	9.95
2011	9.98	.24	.06	.30	(.22)	—	(.22)	10.06
2010	9.66	.31	.34	.65	(.33)	—	(.33)	9.98
2009	9.89	.46	(.26)	.20	(.43)	—	(.43)	9.66
Class C (10/09)
2013	9.97	.12	.04	.16	(.13)	—	(.13)	10.00
2012	10.09	.16	(.11)	.05	(.17)	—	(.17)	9.97
2011	10.00	.15	.07	.22	(.13)	—	(.13)	10.09
2010(d)	9.95	.13	.06	.19	(.14)	—	(.14)	10.00
Class R3 (9/11)
2013	9.96	.17	.04	.21	(.18)	—	(.18)	9.99
2012(e)	9.85	.16	.13	.29	(.18)	—	(.18)	9.96
Class I (2/94)
2013	9.95	.22	.04	.26	(.23)	—	(.23)	9.98
2012	10.07	.26	(.11)	.15	(.27)	—	(.27)	9.95
2011	9.99	.25	.06	.31	(.23)	—	(.23)	10.07
2010	9.67	.32	.34	.66	(.34)	—	(.34)	9.99
2009	9.89	.48	(.25)	.23	(.45)	—	(.45)	9.67

158	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(f)

2.30%	$141,099	.73%		1.96%		.71%		1.99%		42%
1.42	112,851	.82		2.33		.73		2.42		56
3.00	80,927	.87		2.22		.73		2.37		58
6.77	87,631	1.04		2.88		.75		3.17		44
2.22	65,704	1.06		4.55		.74		4.87		54

1.61	44,414	1.48		1.22		1.46		1.24		42
.50	42,346	1.56		1.56		1.55		1.57		56
2.22	5,101	1.66		1.45		1.58		1.53		58
1.90	3,111	1.79	*	1.76	*	1.60	*	1.95	*	44

2.10	516	.98		1.71		.96		1.73		42
2.92	446	1.06	*	2.07	*	1.05	*	2.07	*	56

2.65	720,722	.48		2.22		.46		2.23		42
1.51	727,242	.57		2.59		.55		2.61		56
3.16	741,969	.67		2.43		.58		2.52		58
6.92	629,151	.79		3.07		.60		3.26		44
2.48	315,024	.81		4.80		.59		5.02		54

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(e)	For the period September 23, 2011 (commencement of operations) through June 30, 2012.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	159

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGIC INCOME
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (2/00)
2013	$10.83	$.52	$.16	$.68	$(.49)	$—	$(.49)	$11.02
2012	10.72	.44	.10	.54	(.43)	—	(.43)	10.83
2011	10.27	.43	.45	.88	(.43)	—	(.43)	10.72
2010	9.01	.52	1.28	1.80	(.54)	—	(.54)	10.27
2009	9.90	.64	(.74)	(.10)	(.63)	(.16)	(.79)	9.01
Class B (2/00)
2013	10.78	.43	.15	.58	(.41)	—	(.41)	10.95
2012	10.67	.36	.09	.45	(.34)	—	(.34)	10.78
2011	10.22	.35	.44	.79	(.34)	—	(.34)	10.67
2010	8.97	.45	1.26	1.71	(.46)	—	(.46)	10.22
2009	9.86	.58	(.74)	(.16)	(.57)	(.16)	(.73)	8.97
Class C (2/00)
2013	10.76	.43	.16	.59	(.41)	—	(.41)	10.94
2012	10.65	.36	.09	.45	(.34)	—	(.34)	10.76
2011	10.20	.35	.44	.79	(.34)	—	(.34)	10.65
2010	8.96	.43	1.27	1.70	(.46)	—	(.46)	10.20
2009	9.84	.58	(.73)	(.15)	(.57)	(.16)	(.73)	8.96
Class R3 (9/01)
2013	10.88	.49	.15	.64	(.47)	—	(.47)	11.05
2012	10.77	.41	.10	.51	(.40)	—	(.40)	10.88
2011	10.31	.41	.45	.86	(.40)	—	(.40)	10.77
2010	9.07	.42	1.32	1.74	(.50)	—	(.50)	10.31
2009	9.95	.62	(.73)	(.11)	(.61)	(.16)	(.77)	9.07
Class I (2/00)
2013	10.83	.55	.15	.70	(.52)	—	(.52)	11.01
2012	10.71	.45	.12	.57	(.45)	—	(.45)	10.83
2011	10.26	.46	.44	.90	(.45)	—	(.45)	10.71
2010	9.01	.55	1.25	1.80	(.55)	—	(.55)	10.26
2009	9.89	.66	(.73)	(.07)	(.65)	(.16)	(.81)	9.01

160	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate(d)(e)

6.25%	$72,341	.90%	4.50%	.84%	4.57%	69%
5.14	52,802	.93	4.01	.85	4.10	199
8.69	25,045	1.05	3.93	.88	4.10	98
20.21	28,165	1.13	4.98	.92	5.19	96
.16	13,948	1.13	7.45	1.00	7.58	147

5.30	1,488	1.65	3.73	1.59	3.79	69
4.32	2,148	1.68	3.27	1.61	3.33	199
7.84	1,116	1.80	3.22	1.73	3.29	98
19.22	1,413	1.87	4.35	1.74	4.48	96
(.58)	1,719	1.88	6.71	1.75	6.84	147

5.50	35,146	1.65	3.75	1.59	3.81	69
4.32	31,085	1.67	3.30	1.60	3.37	199
7.85	8,092	1.80	3.22	1.73	3.29	98
19.13	6,748	1.88	4.21	1.75	4.34	96
(.48)	2,778	1.88	6.64	1.75	6.77	147

5.89	2,926	1.15	4.27	1.09	4.34	69
4.83	1,903	1.19	3.73	1.12	3.80	199
8.40	1,020	1.29	3.73	1.23	3.79	98
19.47	601	1.37	4.06	1.24	4.19	96
.02	681	1.38	7.26	1.25	7.39	147

6.42	517,292	.65	4.75	.59	4.81	69
5.35	534,608	.69	4.19	.63	4.26	199
8.99	615,107	.80	4.22	.73	4.29	98
20.31	655,301	.87	5.31	.74	5.44	96
.52	633,108	.88	7.64	.75	7.77	147

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	161

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of the Nuveen Core Bond Fund (“Core Bond”) formerly Nuveen Intermediate Term Bond Fund, Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”), Nuveen Short Term Bond Fund (“Short Term Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) and Nuveen Investment Trust is comprised of the Nuveen Global Total Return Bond Fund (“Global Total Return Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. Nuveen Investment Trust was organized as a Massachusetts business trust in 1996.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

During the current reporting period, Core Bond changed its name from Nuveen Intermediate Term Bond Fund. There have been no changes to the investment objective, principal investment strategies and principal risks of the Fund.

Effective January 1, 2013, Global Total Return Bond is subject to regulation as a commodity pool under the Commodity Exchange Act, and the Adviser has registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator.

Core Bond

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. Bonds in the Fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser. If the rating of a security is reduced or discounted after purchase, the Fund is not required to sell the security, but may consider doing so. At least 65% of the Fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the Adviser. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The Fund’s weighted average effective maturity and effective duration are measures of how the Fund may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts, interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use derivatives to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Core Plus Bond

Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

162	Nuveen Investments

During the period July 1, 2012 through February 28, 2013, up to 10% of the Fund’s total assets were able to be invested collectively in bonds rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”), non-dollar denominated debt obligations of foreign corporations and governments and debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund could invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries. The Fund invested primarily in bonds rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the Fund’s total assets were able to be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities were made by the Sub-Adviser. If the rating of a security was reduced or the credit quality of an unrated security declined after purchase, the Fund was not required to sell the security, but could consider doing so. At least 65% of the Fund’s debt securities were either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities did not exceed 25% of the Fund’s total assets.

Effective March 1, 2013, up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality. The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country. Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to non-U.S. dollar currencies). The Fund invests primarily in bonds rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the Fund’s total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the Fund’s sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

Global Total Return Bond

Global Total Return Bond’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include: debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities.

Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries.

The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. As described in more detail below, the Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

The Fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. However, up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (such securities commonly referred to as “high yield” or “junk bonds”).

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Nuveen Investments	163

Notes to Financial Statements (continued)

High Income Bond

High Income Bond’s investment objective is to provide investors with a high level of current income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”).

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

For the period July 1, 2012 through November 19, 2012, the Fund was able to invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets were able to be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries. Effective November 15, 2012, the Fund may invest in debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

For the period July 1, 2012 through November 19, 2012, the Fund was able to utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund was able to enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund could have used these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund did not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Effective November 15, 2012, the Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

Inflation Protected Securities

Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The Fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

164	Nuveen Investments

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities, asset-backed securities and derivative instruments, as discussed below.

The Fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the Sub-Adviser.

The Fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The Fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The Fund’s weighted average effective maturity and average effective duration are measures of how the Fund may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Intermediate Government Bond

Intermediate Government Bond’s investment objective is to provide investors with current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government bonds. U.S. government bonds are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, Mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC) and Non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.

The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration of between two and one-half and seven years. The Fund’s weighted average effective maturity and effective duration are measures of how the Fund may react to interest rate changes.

To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: futures contracts; options on futures contracts, swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the

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Notes to Financial Statements (continued)

foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use derivatives to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Short Term Bond

Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and municipal securities.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to non-U.S. dollar currencies).

The Fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the Fund’s total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 5% of the Fund’s total assets.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The Fund’s weighted average effective maturity and effective duration are measures of how the Fund may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Strategic Income

Strategic Income’s investment objective is to provide investors with total return. Under normal market conditions, the Fund invests at least 80% of its net assets in debt securities, including U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments.

The Fund may invest up to 30% of its total assets in non-dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.

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The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the Fund’s total assets.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the Fund may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset value on valuation date. These investment vehicles are generally classified Level 1.

Prices of fixed-income securities, forward foreign currency exchange contracts, senior loans and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset values (NAV) are determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

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Notes to Financial Statements (continued)

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/ delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of June 30, 2013, Core Bond, Core Plus Bond, Global Total Return Bond, High Income Bond, Intermediate Government Bond, Short-Term Bond and Strategic Income had outstanding when issued/delayed delivery purchase commitments of $19,617,938, $14,864,083, $1,471,238, $6,145,250, $1,217,981, $25,253,906 and $750,000, respectively. Inflation Protected Securities had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carry forwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at net asset value without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Core Plus Bond, High Income Bond and Strategic Income will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares of these Funds are not available for new accounts or for additional investment into existing accounts. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund with the exception of Intermediate Government Bond is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts,’’ respectively, on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of

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Notes to Financial Statements (continued)

the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the fiscal year ended June 30, 2013, Core Plus Bond, High Income Bond and Inflation Protected Securities invested in forward foreign currency exchange contracts to manage foreign currency exposure. For example, to reduce unwanted currency exposure from a Fund’s portfolio, a Fund would acquire a short foreign currency forward. During the fiscal year ended June 30, 2013, Global Total Return Bond and Strategic Income invested in forward foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond.

The average notional amount of forward foreign currency exchange contracts outstanding during the fiscal year ended June 30, 2013, was as follows:

		Core Plus Bond	Global Total Return Bond
Average notional amount of forward foreign currency exchange contracts outstanding*		$2,764,636	$21,386,835

	High Income Bond	Inflation Protected Securities	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$11,728,706	$1,686,639	$172,609,246
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

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Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended June 30, 2013, each of the Funds invested in interest rate futures contracts. Global Total Return Bond sold U.S. Treasury futures to hedge against potential increases in U.S. interest rates and purchased selected foreign bond futures to gain exposure to those markets. The other Funds used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. For example, to decrease the duration of a Fund’s portfolio, a short Treasury bond or Treasury note futures position would be acquired.

The average notional amount of futures contracts outstanding during the fiscal year ended June 30, 2013, was as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Average notional amount of futures contracts outstanding*	$116,900,844	$194,298,576	$7,694,521	$15,452,449

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Average notional amount of futures contracts outstanding*	$35,637,769	$18,636,695	$98,569,408	$124,609,357
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended June 30, 2013, Core Plus Bond, Global Total Return Bond and Strategic Income purchased options on U.S. Treasury notes/bonds futures as part of an overall portfolio interest rate strategy. For example, call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to the portfolio. During the fiscal year ended June 30, 2013, Global Total Return Bond wrote put options and purchased call options on select currencies during the period in an attempt to benefit from changes in the spot values on these currencies. During the fiscal year ended June 30, 2013, Strategic Income also wrote call and put options to express views on volatility during the period. For example, writing out-of-the-money calls and puts when implied volatility was high. Strategic Income also used options on foreign currency as part of an overall portfolio currency strategy. For example, call options may be purchased to hedge against the downside exposure to the portfolio. The Funds had no other transactions in options contracts during the fiscal year ended June 30, 2013.

The average notional amount of outstanding options purchased and written during the fiscal year ended June 30, 2013, were as follows:

	Core Plus Bond	Global Total Return Bond	Strategic Income
Average notional amount of outstanding options purchased*	$—	$41,081,600	$8,068,872
Average notional amount of outstanding options contracts written*	—	58,575	—
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments	171

Notes to Financial Statements (continued)

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options contract activity.

Interest Rate Swaps

In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and/or received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended June 30, 2013, Core Bond, Core Plus Bond, Inflation Protected Securities, Short Term Bond and Strategic Income invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. During the fiscal year ended June 30, 2013, Global Total Return Bond invested in interest rate swaps as part of an overall portfolio interest rate strategy. For example, swaps in which the Fund pays a fixed rate of interest in exchange for a floating rate may be used in anticipation of rising interest rates. The average notional amount of interest rate swap contracts outstanding during the fiscal year ended June 30, 2013, was as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond
Average notional amount of interest rate swap contracts outstanding*	$12,000,000	$27,400,000	$480,000

	Inflation Protected Securities	Short Term Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$4,400,000	$11,200,000	$52,720,000
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in exchange traded swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation

172	Nuveen Investments

the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swaps” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended June 30, 2013, Core Plus Bond, Short Term Bond and Strategic Income invested in credit default swap contracts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the High Yield Bond segment of the market, a long CDX High Yield Index swap would be acquired. During the fiscal year ended June 30, 2013, Global Total Return Bond invested in credit default swaps as a way to take on credit risk and earn a commensurate credit spread.

The average notional amount of credit default swap contracts outstanding during the fiscal year ended June 30, 2013, was as follows:

	Core Plus Bond	Global Total Return Bond	Short Term Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$660,000	$738,545	$2,000,000	$15,682,400
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Credit risk is generally higher when a non-exchange traded financial instrument is involved because the counterparty for exchange-traded financial instruments is the exchange’s clearinghouse.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Nuveen Investments	173

Notes to Financial Statements (continued)

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund, except Global Total Return Bond, may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended June 30, 2013, were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities
Securities lending fees paid	$12,198	$19,650	$127,004	$4,876

	Intermediate Government Bond	Short Term Bond	Strategic Income
Securities lending fees paid	$84	$32,224	$39,775

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

174	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$186,193,434	$—	$186,193,434
$1,000 Par (or similar) Institutional Structures	—	6,421,125	—	6,421,125
Municipal Bonds	—	6,722,159	—	6,722,159
U.S. Government and Agency Obligations	—	45,479,147	—	45,479,147
Asset-Backed and Mortgage-Backed Securities	—	242,755,835	—	242,755,835
Sovereign Debt	—	1,556,100	—	1,556,100
Investments Purchased with Collateral from Securities Lending	57,635,312	—	—	57,635,312
Short-Term Investments:
Money Market Funds	28,052,047	—	—	28,052,047
Derivatives:
Futures Contracts**	(310,661)	—	—	(310,661)
Total	$85,376,698	$489,127,800	$—	$574,504,498

Core Plus Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Structures	$16,054,545	$—	$—	$16,054,545
Corporate Bonds	—	345,095,811	—	345,095,811
$1,000 Par (or similar) Institutional Structures	—	26,916,672	—	26,916,672
Municipal Bonds	—	6,361,966	—	6,361,966
U.S. Government and Agency Obligations	—	36,575,798	—	36,575,798
Asset-Backed and Mortgage-Backed Securities	—	241,960,020	—	241,960,020
Sovereign Debt	—	902,500	—	902,500
Investments Purchased with Collateral from Securities Lending	74,451,214	—	—	74,451,214
Short-Term Investments:
Money Market Funds	12,514,364	—	—	12,514,364
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(167,282)	—	(167,282)
Credit Default Swaps**	—	(29,525)	—	(29,525)
Interest Rate Swaps**	—	2,138,784	—	2,138,784
Futures Contracts**	2,235,409	—	—	2,235,409
Total	$105,255,532	$659,754,744	$—	$765,010,276

Global Total Return Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Structures	$297,316	$—	$—	$297,316
Corporate Bonds	—	7,180,141	—	7,180,141
Convertible Bonds	—	20,536	—	20,536
$1,000 Par (or similar) Institutional Structures	83,288	477,410	—	560,698
Asset-Backed and Mortgage-Backed Securities	—	1,871,009	—	1,871,009
Sovereign Debt	—	6,999,219	—	6,999,219
Short-Term Investments:
Repurchase Agreements	—	2,660,291	—	2,660,291
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(80,418)	—	(80,418)
Credit Default Swaps**	—	(2,096)	—	(2,096)
Interest Rate Swaps**	—	51,543	—	51,543
Call Options Purchased	—	— ***	—	— ***
Futures Contracts**	54,062	—	—	54,062
Total	$434,666	$19,177,635	$—	$19,612,301
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of $1,000 Par (or similar) Institutional Structures classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Market value is zero.

Nuveen Investments	175

Notes to Financial Statements (continued)

High Income Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$9,125,162	$—	$64,138	$9,189,300
Convertible Preferred Securities	1,666,200	—	—	1,666,200
Variable Rate Senior Loan Interests	—	1,727,600	—	1,727,600
$25 Par (or similar) Retail Structures	43,592,419	2,553,864	—	46,146,283
Corporate Bonds	—	569,308,942	1	569,308,943
Convertible Bonds	—	5,035,694	—	5,035,694
$1,000 Par (or similar) Institutional Structures	—	42,499,506	—	42,499,506
U.S. Government and Agency Obligations	—	1,006,797	—	1,006,797
Asset-Backed and Mortgage-Backed Securities	—	2,835	—	2,835
Investment Companies	10,552,370	—	—	10,552,370
Sovereign Debt	—	3,736,075	—	3,736,075
Warrants	—	141	—	141
Investments Purchased with Collateral from Securities Lending	124,410,338	—	—	124,410,338
Short-Term Investments:
Money Market Funds	13,241,965	—	—	13,241,965
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(157,736)	—	(157,736)
Futures Contracts**	797,462	—	—	797,462
Total	$203,385,916	$625,713,718	$64,139	$829,163,773

Inflation Protected Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Structures	$416,850	$—	$—	$416,850
Corporate Bonds	—	21,081,191	—	21,081,191
$1,000 Par (or similar) Institutional Structures	222,100	310,813	—	532,913
Municipal Bonds	—	2,889,920	—	2,889,920
U.S. Government and Agency Obligations	—	318,371,310	—	318,371,310
Asset-Backed and Mortgage-Backed Securities	—	28,649,469	—	28,649,469
Investment Companies	1,073,020	—	—	1,073,020
Sovereign Debt	—	2,286,728	—	2,286,728
Investments Purchased with Collateral from Securities Lending	15,202,864	—	—	15,202,864
Derivatives:
Futures Contracts**	146,935	—	—	146,935
Total	$17,061,769	$373,589,431	$—	$390,651,200

Intermediate Government Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$391,558	$—	$391,558
Municipal Bonds	—	2,109,497	—	2,109,497
U.S. Government and Agency Obligations	—	24,206,650	—	24,206,650
Asset-Backed and Mortgage-Backed Securities	—	37,520,364	—	37,520,364
Investments Purchased with Collateral from Securities Lending	500,625	—	—	500,625
Short-Term Investments:
Money Market Funds	1,758,968	—	—	1,758,968
Derivatives:
Futures Contracts**	30,187	—	—	30,187
Total	$2,289,780	$64,228,069	$—	$66,517,849

176	Nuveen Investments

Short Term Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$427,627,402	$—	$427,627,402
Convertible Bonds	—	2,283,750	—	2,283,750
Municipal Bonds	—	31,802,918	—	31,802,918
U.S. Government and Agency Obligations	—	31,452,575	—	31,452,575
Asset-Backed and Mortgage-Backed Securities	—	432,767,167	—	432,767,167
Sovereign Debt	—	4,229,614	—	4,229,614
Structured Notes	—	1,748,880	—	1,748,880
Investments Purchased with Collateral from Securities Lending	43,179,225	—	—	43,179,225
Short-Term Investments:
Money Market Funds	32,859,019	—	—	32,859,019
Derivatives:
Credit Default Swaps**	—	155,460	—	155,460
Futures Contracts**	2,216,924	—	—	2,216,924
Total	$78,255,168	$932,067,766	$—	$1,010,322,934

Strategic Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$—	$—	$5,993	$5,993
$25 Par (or similar) Retail Structures	19,024,857	—	—	19,024,857
Corporate Bonds	—	424,941,913	—	424,941,913
Convertible Bonds	—	659,702	—	659,702
$1,000 Par (or similar) Institutional Structures	—	39,022,969	—	39,022,969
Municipal Bonds	—	4,237,632	—	4,237,632
Asset-Backed and Mortgage-Backed Securities	—	67,750,361	—	67,750,361
Investment Companies	1,334,530	—	—	1,334,530
Sovereign Debt	—	53,080,071	—	53,080,071
Structured Notes	—	649,584	—	649,584
Investments Purchased with Collateral from Securities Lending	67,716,896	—	—	67,716,896
Short-Term Investments:
Money Market Funds	681,517	—	—	681,517
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(1,205,026)	—	(1,205,026)
Credit Default Swaps**	—	(43,964)	—	(43,964)
Interest Rate Swaps**	—	3,191,088	—	3,191,088
Call Options Purchased	—	— ***	—	— ***
Futures Contracts**	1,047,508	—	—	1,047,508
Total	$89,805,308	$592,284,330	$5,993	$682,095,631
*	Refer to the Fund’s Portfolio of Investments for industry classifications, a breakdown of securities classified as Level 3 and a breakdown of $1,000 Par (or similar) Institutional Structures and $25 Par (or similar) Retail Structures classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Market value is zero.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

Nuveen Investments	177

Notes to Financial Statements (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Core Bond
Interest rate	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$874,019	Payable for variation margin on futures contracts*	$(1,184,680)

Core Plus Bond
Foreign currency exchange rate	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$20,894	Unrealized depreciation on forward foreign currency exchange contracts	$(188,176)
Interest rate	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	2,333,224	Payable for variation margin on futures contracts*	(97,815)
Credit	Swaps	—	—	Variation margin on swap contracts**	(29,525)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	2,138,784	—	—
Total			$4,492,902		$(315,516)

Global Total Return Bond
Foreign currency exchange rate	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$375,049	Unrealized depreciation on forward foreign currency exchange contracts	$(455,467)
Interest rate	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	72,675	Payable for variation margin on futures contracts*	(18,613)
Foreign currency exchange rate	Options	Call options purchased, at value	—	—	—
Credit	Swaps	Deposits with brokers for exchange traded swaps and Receivable for variation margin on swap contracts**	66	Variation margin on swap contracts**	(2,162)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	51,543	—	—
Total			$499,333		$(476,242)

178	Nuveen Investments

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
High Income Bond
Foreign currency exchange rate	Forward foreign currency exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$18,312	Unrealized depreciation on forward foreign currency exchange contracts	$(176,048)
Interest rate	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	797,462	—	—
Total			$815,774		$(176,048)

Inflation Protected Securities
Interest rate	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$349,602	Payable for variation margin on futures contracts*	$(202,667)

Intermediate Government Bond
Interest rate	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$116,967	Payable for variation margin on futures contracts*	$(86,780)

Short Term Bond
Interest rate	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$2,216,924	—	$—
Credit	Swaps	Deposits with brokers for exchange traded swaps and Receivable for variation margin on swap contracts**	155,460	—	—
Total			$2,372,384		$—

Strategic Income
Foreign currency exchange rate	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$3,769,842	Unrealized depreciation on forward foreign currency exchange contracts	$(4,974,868)
Interest rate	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	1,047,508	—	—
Foreign currency exchange rate	Options	Call options purchased, at value	—	—	—
Credit	Swaps	—	—	Variation margin on swap contracts**	(43,964)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	3,191,088	—	—
Total			$8,008,438		$(5,018,832)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Value represents unrealized appreciation (depreciation) of credit default swap contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the value presented above.

Nuveen Investments	179

Notes to Financial Statements (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended June 30, 2013, on derivative instruments, and the primary underlying risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Global Total Return Bond	Inflation Protected Securities	Strategic Income
Risk Exposure
Foreign currency exchange rate	$193,248	$(191,827)	$4,687,862

Net Realized Gain (Loss) from Futures Contracts	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Risk Exposure
Interest rate	$(964,275)	$(542,476)	$9,324	$24,640	$238,486	$115,320	$169,909	$(962,426)

Net Realized Gain (Loss) from Options Purchased	Core Plus Bond	Global Total Return Bond	Strategic Income
Risk Exposure
Foreign currency exchange rate	$—	$(3,095)	$—
Interest rate	(201,554)	1,276	(4,865)
Total	$(201,554)	$(1,819)	$(4,865)

Net Realized Gain (Loss) from Options Written	Global Total Return Bond	Strategic Income
Risk Exposure
Foreign Currency Exchange Rate	$2,963	$—
Interest Rate	(3,414)	(125,856)
Total	$(451)	$(125,856)

Net Realized Gain (Loss) from Swaps	Core Bond	Core Plus Bond	Global Total Return Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Risk Exposure
Interest rate	$(1,680,438)	$(2,751,649)	$861	$(391,994)	$(1,225,598)	$(1,692,675)
Credit	—	(11,514)	116,329	—	(448)	3,435,606
Total	$(1,680,438)	$(2,763,163)	$117,190	$(391,994)	$(1,226,046)	$1,742,931

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Core Plus Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities	Strategic Income
Risk Exposure
Foreign currency exchange rate	$(167,282)	$(131,026)	$(157,736)	$110,837	$(2,175,164)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond	Inflation Protected securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Risk Exposure
Interest Rate	$(273,507)	$2,796,555	$47,954	$785,330	$153,262	$18,406	$2,383,929	$1,358,805

180	Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Core Bond	Core Plus Bond	Global Total Return Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Risk Exposure
Interest Rate	$1,530,864	$4,562,289	$51,543	$348,311	$1,098,152	$5,090,939
Credit	—	(29,525)	2,123	—	155,460	(418,528)
Total	$1,530,864	$4,532,764	$53,666	$348,311	$1,253,612	$4,672,411

4. Fund Shares

Transactions in Fund shares were as follows:

	Core Bond
	Year Ended 6/30/13		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	217,330	$2,332,724	247,851	$2,354,945
Class C	40,645	433,048	124,652	1,314,107
Class I	5,853,897	62,031,241	15,553,631	163,251,078
Shares issued to shareholders due to reinvestment of distributions:
Class A	86,939	922,003	52,085	550,277
Class C	3,703	39,074	713	7,546
Class I	1,036,191	10,952,468	521,026	5,491,331
	7,238,705	76,710,558	16,499,958	172,969,284
Shares redeemed:
Class A	(487,192)	(5,144,756)	(455,381)	(4,540,092)
Class C	(133,866)	(1,394,725)	(88,127)	(933,248)
Class I	(17,644,191)	(187,498,348)	(20,647,842)	(217,189,544)
	(18,265,249)	(194,037,829)	(21,191,350)	(222,662,884)
Net increase (decrease)	(11,026,544)	$(117,327,271)	(4,691,392)	$(49,693,600)

	Core Plus Bond
	Year Ended 6/30/13		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	624,344	$7,416,972	500,717	$5,733,104
Class B – exchanges	4,775	56,542	12,619	144,475
Class C	104,871	1,239,686	140,378	1,609,370
Class R3	9,044	108,414	16,239	188,517
Class I	6,574,725	78,266,976	9,137,840	104,565,033
Shares issued to shareholders due to reinvestment of distributions:
Class A	252,019	2,993,476	220,659	2,545,073
Class B	2,161	25,446	3,444	39,316
Class C	9,837	116,348	8,389	96,377
Class R3	1,117	13,330	1,029	11,916
Class I	702,473	8,336,588	820,154	9,450,344
	8,285,366	98,573,778	10,861,468	124,383,525
Shares redeemed:
Class A	(1,066,269)	(12,665,834)	(1,083,218)	(12,424,968)
Class B	(41,665)	(491,754)	(86,925)	(993,749)
Class C	(143,239)	(1,687,503)	(77,268)	(886,862)
Class R3	(6,465)	(77,277)	(23,546)	(273,326)
Class I	(17,584,648)	(208,665,758)	(29,122,019)	(335,260,689)
	(18,842,286)	(223,588,126)	(30,392,976)	(349,839,594)
Net increase (decrease)	(10,556,920)	$(125,014,348)	(19,531,508)	$(225,456,069)

Nuveen Investments	181

Notes to Financial Statements (continued)

	Global Total Return Bond
	Year Ended 6/30/13		For the period 12/02/11 (commencement of operations) through 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	71,096	$1,561,936	14,546	$306,302
Class C	5,331	116,818	2,500	50,000
Class R3	148	3,261	2,500	50,000
Class I	119,175	2,571,327	695,643	13,915,778
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,257	49,801	93	1,966
Class C	71	1,558	—	—
Class R3	2	32	—	—
Class I	1,966	43,308	1	12
	200,046	4,348,041	715,283	14,324,058
Shares redeemed:
Class A	(37,459)	(815,809)	(24)	(498)
Class C	(238)	(5,218)	—	—
Class R3	(220)	(4,841)	—	—
Class I	(21,318)	(469,349)	—	—
	(59,235)	(1,295,217)	(24)	(498)
Net increase (decrease)	140,811	$3,052,824	715,259	$14,323,560

	High Income Bond
	Year Ended 6/30/13		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares issued from the reorganization:
Class A	—	$—	4,133,109	$35,167,855
Class B	—	—	163,999	1,387,561
Class C	—	—	4,108,173	34,868,833
Class R3	—	—	19,055	165,597
Class I	—	—	3,904,626	33,281,132
Shares sold:
Class A	17,427,158	157,967,420	8,376,950	71,391,195
Class B – exchanges	5,697	51,078	5,088	43,660
Class C	3,279,004	29,712,726	999,418	8,595,927
Class R3	91,522	846,297	135,756	1,217,248
Class I	19,507,879	177,393,855	17,159,651	147,739,851
Shares issued to shareholders due to reinvestment of distributions:
Class A	986,090	8,982,586	523,508	4,489,426
Class B	11,378	102,611	12,326	104,932
Class C	342,032	3,104,612	207,228	1,772,807
Class R3	3,201	29,717	1,363	11,950
Class I	878,551	7,995,708	704,977	6,048,169
	42,532,512	386,186,610	40,455,227	346,286,143
Shares redeemed:
Class A	(13,374,803)	(122,270,181)	(5,802,411)	(49,818,043)
Class B	(61,289)	(553,569)	(110,048)	(938,652)
Class C	(1,750,403)	(15,927,665)	(755,495)	(6,448,153)
Class R3	(88,527)	(820,112)	(119,848)	(1,075,705)
Class I	(19,153,223)	(175,193,826)	(18,907,106)	(161,530,004)
	(34,428,245)	(314,765,353)	(25,694,908)	(219,810,557)
Net increase (decrease)	8,104,267	$71,421,257	14,760,319	$126,475,586

182	Nuveen Investments

	Inflation Protected Securities
	Year Ended 6/30/13		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,694,806	$20,168,173	1,148,919	$13,357,415
Class C	505,614	5,961,564	308,270	3,567,603
Class R3	35,887	426,250	11,772	134,949
Class I	11,257,882	134,060,558	11,421,540	131,854,663
Shares issued to shareholders due to reinvestment of distributions:
Class A	20,396	241,583	33,652	389,254
Class C	3,468	41,080	11,715	134,408
Class R3	200	2,341	273	3,148
Class I	41,857	496,088	90,217	1,044,605
	13,560,110	161,397,637	13,026,358	150,486,045
Shares redeemed:
Class A	(1,372,724)	(15,896,870)	(648,265)	(7,460,886)
Class C	(451,833)	(5,216,427)	(234,350)	(2,658,785)
Class R3	(3,829)	(45,626)	(359)	(4,024)
Class I	(7,613,880)	(89,916,846)	(7,586,477)	(87,945,231)
	(9,442,266)	(111,075,769)	(8,469,451)	(98,068,926)
Net increase (decrease)	4,117,844	$50,321,868	4,556,907	$52,417,119

	Intermediate Government Bond
	Year Ended 6/30/13		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	326,881	$2,920,690	178,128	$1,591,327
Class C	35,579	321,495	38,907	351,437
Class R3	11,902	107,157	18,053	162,281
Class I	939,118	8,433,901	1,166,929	10,484,839
Shares issued to shareholders due to reinvestment of distributions:
Class A	21,291	191,409	27,174	244,409
Class C	1,648	14,848	1,554	13,986
Class R3	356	3,205	906	8,138
Class I	32,993	296,946	65,224	586,776
	1,369,768	12,289,651	1,496,875	13,443,193
Shares redeemed:
Class A	(503,752)	(4,504,321)	(387,337)	(3,470,787)
Class C	(72,570)	(648,507)	(41,502)	(372,466)
Class R3	(16,823)	(150,957)	(48,768)	(439,122)
Class I	(2,787,511)	(25,089,323)	(4,661,587)	(41,906,408)
	(3,380,656)	(30,393,108)	(5,139,194)	(46,188,783)
Net increase (decrease)	(2,010,888)	$(18,103,457)	(3,642,319)	$(32,745,590)

Nuveen Investments	183

Notes to Financial Statements (continued)

	Short Term Bond
	Year Ended 6/30/13		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares issued from reorganization:
Class A	—	$—	6,085,212	$59,925,259
Class C	—	—	4,652,150	45,914,917
Class R3	—	—	50,150	494,189
Class I	—	—	4,827,535	47,552,148
Shares sold:
Class A	14,195,305	142,174,437	1,287,324	12,810,199
Class C	2,079,885	20,930,839	576,630	5,703,964
Class R3	13,656	137,378	14,757	146,434
Class I	31,219,896	313,844,532	36,919,806	367,316,769
Shares issued to shareholders due to reinvestment of distributions:
Class A	201,415	2,023,083	213,454	2,119,111
Class C	40,267	405,400	42,037	418,429
Class R3	13	136	—	—
Class I	355,173	3,568,566	362,732	3,601,315
	48,105,610	483,084,371	55,031,787	546,002,734
Shares redeemed:
Class A	(11,589,330)	(116,121,452)	(4,287,115)	(42,534,725)
Class C	(1,924,753)	(19,386,530)	(1,530,200)	(15,164,498)
Class R3	(6,735)	(67,871)	(20,128)	(198,825)
Class I	(32,412,484)	(325,666,937)	(42,737,411)	(423,585,074)
	(45,933,302)	(461,242,790)	(48,574,854)	(481,483,122)
Net increase (decrease)	2,172,308	$21,841,581	6,456,933	$64,519,612

	Strategic Income
	Year Ended 6/30/13		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares issued from reorganization:
Class A	—	$—	2,657,808	$28,166,954
Class B	—	—	147,656	1,556,581
Class C	—	—	2,026,122	21,334,881
Class R3	—	—	7,780	82,781
Class I	—	—	2,831,674	29,987,500
Shares sold:
Class A	3,848,762	43,710,826	1,254,225	13,398,501
Class B – exchanges	15,433	174,717	18,508	197,468
Class C	956,179	10,853,256	644,248	6,757,921
Class R3	151,296	1,733,433	106,784	1,136,998
Class I	9,103,062	103,952,219	9,257,272	98,728,791
Shares issued to shareholders due to reinvestment of distributions:
Class A	207,145	2,356,102	122,265	1,308,933
Class B	5,430	61,397	4,902	52,181
Class C	83,134	939,722	47,736	508,435
Class R3	8,750	99,942	4,511	48,454
Class I	539,446	6,134,175	598,788	6,388,338
	14,918,637	170,015,789	19,730,279	209,654,717
Shares redeemed:
Class A	(2,364,331)	(26,682,577)	(1,494,989)	(16,025,373)
Class B	(84,405)	(954,620)	(76,386)	(811,517)
Class C	(715,688)	(8,066,326)	(589,951)	(6,176,624)
Class R3	(70,285)	(797,920)	(38,862)	(402,358)
Class I	(12,041,978)	(136,432,499)	(20,718,369)	(220,597,281)
	(15,276,687)	(172,933,942)	(22,918,557)	(244,013,153)
Net increase (decrease)	(358,050)	$(2,918,153)	(3,188,278)	$(34,358,436)

184	Nuveen Investments

Class B Shares converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended June 30, 2013 and June 30, 2012, were as follows:

Fund	Year Ended 6/30/13	Year Ended 6/30/12
Core Plus Bond	10,994	99,454
High Income Bond	8,431	83,412
Strategic Income	7,581	52,641

5. Investment Transactions

Purchases and sales (including maturities but excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions) during the fiscal year ended June 30, 2013, were as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Purchases:
Investment securities	$206,011,004	$179,990,225	$14,299,754	$1,010,966,523
U.S. Government and agency obligations	275,158,437	154,623,258	17,587,499	—
Sales and maturities:
Investment securities	$173,204,435	$125,886,748	$11,988,087	$941,554,844
U.S. Government and agency obligations	346,142,481	204,377,407	16,855,336	—

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Purchases:
Investment securities	$56,886,791	$5,863,118	$461,179,749	$404,341,128
U.S. Government and agency obligations	209,953,940	34,774,566	100,382,100	77,519,920
Sales and maturities:
Investment securities	$9,763,278	$3,149,185	$290,448,766	$350,395,843
U.S. Government and agency obligations	190,713,436	46,181,045	77,853,967	87,745,606

Transactions in call options written for Global Total Return Bond and Strategic Income during the fiscal year ended June 30, 2013, were as follows:

	Global Total Return Bond		Strategic Income
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—	—	$—
Options written	300,009	4,008	339	39,307
Options terminated in closing purchase transactions	(9)	(1,045)	(339)	(39,307)
Options expired	(300,000)	(2,963)	—	—
Outstanding, end of period	—	$—	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of June 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Cost of investments	$574,081,940	$744,440,311	$20,013,711	$838,325,182
Gross unrealized:
Appreciation	11,126,867	33,246,997	280,133	14,444,368
Depreciation	(10,393,648)	(16,854,418)	(704,634)	(24,245,503)
Net unrealized appreciation (depreciation) of investments	$733,219	$16,392,579	$(424,501)	$(9,801,135)

Nuveen Investments	185

Notes to Financial Statements (continued)

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Cost of investments	$393,862,957	$65,517,674	$1,004,155,644	$681,201,056
Gross unrealized:
Appreciation	9,229,909	1,887,598	12,306,251	23,126,781
Depreciation	(12,588,601)	(917,610)	(8,511,345)	(25,221,812)
Net unrealized appreciation (depreciation) of investments	$(3,358,692)	$969,988	$3,794,906	$(2,095,031)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, paydown adjustments, nondeductible reorganization expenses, expiration of capital loss carryforwards, distribution reclassifications, adjustments for investments in real estate investment trusts, investments in partnerships, tax basis earnings and profit adjustments and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets as of June 30, 2013, the Funds’ tax year end, as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Capital paid-in	$(19)	$(18)	$(32,827)	$182,858
Undistributed (Over-distribution of) net investment income	728,231	(612,822)	198,781	39,031
Accumulated net realized gain (loss)	(728,212)	612,840	(165,954)	(221,889)

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Capital paid-in	$(10)	$(40,380)	$(137,442)	$(32,476)
Undistributed (Over-distribution of) net investment income	(10,776)	73,792	(705,285)	5,332,297
Accumulated net realized gain (loss)	10,786	(33,412)	842,727	(5,299,821)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2013, the Funds’ tax year end, were as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Undistributed net ordinary income[1]	$—	$2,128,428	$827,480	$12,400,371
Undistributed net long-term capital gains	5,763,177	8,014,634	109,476	6,950,772

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Undistributed net ordinary income[1]	$—	$—	$194,572	$15,392,171
Undistributed net long-term capital gains	5,864,404	—	—	—
[1]

Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2013 through June 30, 2013 and paid on July 1, 2013. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2013 and June 30, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Distributions from net ordinary income[2]	$13,784,566	$28,553,783	$944,239	$54,643,445
Distributions from net long-term capital gains[3]	16,155,610	2,993,924	50,774	—

2013	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Distributions from net ordinary income[2]	$4,715,830	$1,553,066	$20,153,340	$28,538,703
Distributions from net long-term capital gains[3]	279,031	—	—	—

186	Nuveen Investments

2012	Core Bond	Core Plus Bond	Global Total Return Bond[4]	High Income Bond
Distributions from net ordinary income[2]	$19,971,210	$36,167,948	$162,229	$43,906,949
Distributions from net long-term capital gains	1,045,132	—	—	1,916,654

2012	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Distributions from net ordinary income[2]	$10,896,873	$2,413,551	$20,732,280	$27,006,884
Distributions from net long-term capital gains	—	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[3]

The Fund hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2013.

[4]	For the period December 2, 2011 (commencement of operations) through June 30, 2012.

As of June 30, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

	Intermediate Government Bond[5]	Short Term Bond	Strategic Income
Expiration:
June 30, 2014	$873,239	$7,386,527	$—
June 30, 2015	2,446,535	7,432,482	—
June 30, 2016	164,695	48,855	—
June 30, 2017	3,538,398	1,188,199	5,090,497
June 30, 2018	—	4,103,631	37,557,087
Not subject to expiration:
Short-term losses	—	2,185,045	—
Long-term losses	—	—	—
Total	$7,022,867	$22,344,739	$42,647,584
[5]	A portion of Intermediate Governments Bond’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

During the Funds’ tax year ended June 30, 2013, the following Funds utilized their capital loss carryforwards as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Utilized capital loss carryforwards	$558,658	$8,351,905	$2,034,554	$512,018	$3,868,978	$16,793,614

As of June 30, 2013, the Funds’ tax year end, $54,933 of Short Term Bond’s capital loss carryforward expired.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Global Total Return Bond	Intermediate Government Bond
Post-October capital losses[6]	$—	$250,673
Late-year ordinary losses[7]	123,201	—
[6]	Capital losses incurred from November 1, 2012 through June 30, 2013, the Funds’ tax year end.
[7]	Ordinary losses incurred from January 1, 2013 through June 30, 2013, and specified losses incurred from November 1, 2012 through June 30, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	187

Notes to Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Core Bond Fund-Level Fee Rate	Core Plus Bond Fund-Level Fee Rate	Global Total Return Bond Fund-Level Fee Rate	High Income Bond Fund-Level Fee Rate	Inflation Protected Securities Fund-Level Fee Rate	Intermediate Government Bond Fund-Level Fee Rate	Short Term Bond Fund-Level Fee Rate	Strategic Income Fund-Level Fee Rate
For the first $125 million	.2700%	.2800%	.4000%	.4000%	.2500%	.2700%	.2200%	.3600%
For the next $125 million	.2575	.2675	.3875	.3875	.2375	.2575	.2075	.3475
For the next $250 million	.2450	.2550	.3750	.3750	.2250	.2450	.1950	.3350
For the next $500 million	.2325	.2425	.3625	.3625	.2125	.2325	.1825	.3225
For the next $1 billion	.2200	.2300	.3500	.3500	.2000	.2200	.1700	.3100
For net assets over $2 billion	.1950	.2050	.3250	.3250	.1750	.1950	.1450	.2850

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Global Total Return Bond) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2013, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Core Bond	.2000%
Core Plus Bond	.2000
Global Total Return Bond	.1679
High Income Bond	.1876
Inflation Protected Securities	.1832
Intermediate Government Bond	.2000
Short Term Bond	.1920
Strategic Income	.1986

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocations decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

188	Nuveen Investments

The Adviser has contractually agreed to waive fees and/or reimburse so that total annual Fund operating expenses, (excluding acquired Fund fees and expenses) for the following Funds do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Bond	Core Plus Bond	High Income Bond
Class A	.78%	.77%	.99%
Class B	N/A	1.52	1.74
Class C	1.53	1.52	1.74
Class R3	N/A	1.02	1.24
Class I	.53	.52	.74
Expiration Date	October 31, 2013	October 31, 2013	October 31, 2013

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Class A	.85%	.85%	.72%	.84%
Class B	N/A	N/A	N/A	1.59
Class C	1.60	1.60	1.47	1.59
Class R3	1.10	1.10	.97	1.09
Class I	.60	.60	.47	.59
Expiration Date	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013
N/A	– Core Bond does not offer Class B Shares or Class R3 Shares. Inflation Protected Securities, Intermediate Government Bond and Short Term Bond do not offer Class B Shares.

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Global Total Return Bond do not exceed .75% of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntarily reimbursements may be terminated at any time at the Adviser’s discretion.

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enable directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended June 30, 2013, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Sales charges collected (Unaudited)	$10,605	$70,918	$15,133	$1,296,089
Paid to financial intermediaries (Unaudited)	8,512	62,247	13,566	1,170,197

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Sales charges collected (Unaudited)	$118,426	$5,193	$91,616	$252,575
Paid to financial intermediaries (Unaudited)	105,273	4,255	81,904	232,109

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
Commission advances (Unaudited)	$2,638	$7,926	$576	$461,701

Nuveen Investments	189

Notes to Financial Statements (continued)

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Commission advances (Unaudited)	$52,585	$1,701	$77,252	$155,956

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
12b-1 fees retained (Unaudited)	$7,594	$13,108	$854	$202,828

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
12b-1 fees retained (Unaudited)	$40,397	$4,594	$41,642	$77,274

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2013, as follows:

	Core Bond	Core Plus Bond	Global Total Return Bond	High Income Bond
CDSC retained (Unaudited)	$29	$2,174	$—	$22,237

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
CDSC retained (Unaudited)	$1,584	$21	$44,732	$12,225

As of June 30, 2013, Nuveen owned 2,280, 2,280 and 676,175 of Global Total Return Classes C, R3 and I respectively.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

190	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211

Nuveen Investments	191

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

Interested Trustee:
John P. Amboian (2) 1961 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	211
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211

192	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211

Nuveen Investments	193

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

194	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees or Directors, as applicable (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Advisor’s investment teams in Minneapolis in September 2012, and the Sub-Advisor’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory

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Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Advisor’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment

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performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Global Total Return Bond Fund (the “Global Fund”), which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Short Term Bond Fund (the “Short Term Fund”), the Nuveen Core Bond Plus Bond Fund (the “Core Plus Fund”), the Nuveen Strategic Income Fund (the “Strategic Income Fund”), the Nuveen High Income Bond Fund (the “High Income Fund”), and the Nuveen Inflation Protected Securities Fund (the “Inflation Protected Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, they noted that the Nuveen Core Bond Fund (the “Core Bond Fund”) and the Nuveen Intermediate Government Bond Fund (the “Intermediate Government Fund”) had satisfactory performance compared to their peers. With respect to the Core Bond Fund, the Independent Board Members noted that although such Fund performed in the fourth quartile and underperformed its benchmark in the three-year period, it performed in the third quartile in the five-year period, the second quartile in the one-year period, outperformed its benchmark in the one-year period and provided generally comparable returns to its benchmark in the five-year period. With respect to the Intermediate Government Fund, the Independent Board Members noted that such Fund had performed in the third quartile over various periods and that it also outperformed its benchmark in the one-year period and provided generally comparable performance to its benchmark in the three- and five-year periods. Finally, the Independent Board Members noted that the Global Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance; they observed, however, that such Fund was in the first quartile and outperformed its benchmark for the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer

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Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Global Fund, the Intermediate Government Fund, the Short Term Fund and the Strategic Income Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages. In addition, they noted that the Core Bond Fund, the Inflation Protected Fund and the High Income Fund had slightly higher or higher net management fees than their peer average, but a net expense ratio below or in line with the peer average, while the Core Plus Fund had a higher net management fee than its peer average and a slightly higher net expense ratio compared to its peer average. For the Core Plus Fund, however, the Board recognized that the management fee was reduced effective in May 2012 and was not fully reflected in the expense data.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Funds, is an affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor, including through the Sub-Advisor, and the range of fees and average fee the Sub-Advisor assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Advisor may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized

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the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisors affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-advisor’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Advisor may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Glossary of Terms Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and out-standing par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Intermediate Government/Credit Bond Index: An unmanaged index that measures the performance of U.S. dollar denominated U.S. Treasuries, government-rated and investment grade U.S. corporate fixed-rate, non-convertible securities having $250 million or more of outstanding face value and a remaining maturity of greater than or equal to 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. Corporative Investment Grade Bond Index: An unmanaged index considered representative of publicly issued, fixed-rate, nonconvertible, investment-grade debt securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. TIPs Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Lipper High Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Lipper Intermediate Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

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Glossary of Terms Used in this Report (continued)

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the

Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

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Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

U.S. Bank National Association

Milwaukee, WI

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
High Income Bond	3.00%	3.00%

The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended June 30, 2013: Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Global Total Return Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund hereby designate approximately 89.33%, 93.48%, 36.53%, 68.71%, 100.00%, 100.00%, 100.00% and 100.00%, respectively, (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended June 30, 2013.

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	203

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FINC-0613D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended June 30, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Core Plus Bond Fund	39,707	0	4,644	0
Nuveen High Income Bond Fund	18,828	5,450	2,500	0
Nuveen Intermediate Government Bond Fund	37,079	0	2,500	0
Nuveen Inflation Protected Securities Fund	37,811	0	2,500	0
Nuveen Core Bond Fund	39,059	0	2,500	0
Nuveen Short Term Bond Fund	40,904	5,450	2,500	0
Nuveen Strategic Income Fund	39,786	5,450	4,643	0

Total	$253,174	$16,350	$21,787	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Core Plus Bond Fund	0%	0%	0%	0%
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Government Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Securities Fund	0%	0%	0%	0%
Nuveen Core Bond Fund	0%	0%	0%	0%
Nuveen Short Term Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Core Plus Bond Fund	38,841	0	0	0
Nuveen High Income Bond Fund	17,335	1,667	1,500	0
Nuveen Intermediate Government Bond Fund	35,235	0	0	0
Nuveen Inflation Protected Securities Fund	35,617	0	0	0
Nuveen Core Bond Fund	37,792	0	0	0
Nuveen Short Term Bond Fund	38,557	1,667	0	0
Nuveen Strategic Income Fund	38,110	1,667	0	0

Total	$241,487	$5,001	$1,500	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Core Plus Bond Fund	0%	0%	0%	0%
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Government Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Securities Fund	0%	0%	0%	0%
Nuveen Core Bond Fund	0%	0%	0%	0%
Nuveen Short Term Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended June 30, 2013	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended June 30, 2012	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended June 30, 2013	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)	Total
Fund Name
Nuveen Core Plus Bond Fund	4,644	0	0	4,644
Nuveen High Income Bond Fund	2,500	0	0	2,500
Nuveen Intermediate Government Bond Fund	2,500	0	0	2,500
Nuveen Inflation Protected Securities Fund	2,500	0	0	2,500
Nuveen Core Bond Fund	2,500	0	0	2,500
Nuveen Short Term Bond Fund	2,500	0	0	2,500
Nuveen Strategic Income Fund	4,643	0	0	4,643

Total	$21,787	$0	$0	$21,787

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended June 30, 2012	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)	Total
Fund Name
Nuveen Core Plus Bond Fund	0	0	0	0
Nuveen High Income Bond Fund	1,500	0	0	1,500
Nuveen Intermediate Government Bond Fund	0	0	0	0
Nuveen Inflation Protected Securities Fund	0	0	0	0
Nuveen Core Bond Fund	0	0	0	0
Nuveen Short Term Bond Fund	0	0	0	0
Nuveen Strategic Income Fund	0	0	0	0

Total	$1,500	$0	$0	$1,500

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 5, 2013